As filed with the Securities and Exchange Commission on May 1, 2003.
                                                      Registration No. 333-67003
                                                               File No. 811-9044
-------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 6


         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                 Amendment No. 2


                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
                           (Exact Name of Registrant)



                         NATIONAL LIFE INSURANCE COMPANY
                               (Name of Depositor)
                             One National Life Drive
                            Montpelier, Vermont 05604
                                 (802) 229-3113
                         -------------------------------

                                D. Russell Morgan
                            Assistant General Counsel
                         National Life Insurance Company
                             One National Life Drive
                            Montpelier, Vermont 05604
                (name and complete address of agent for service)
                         -------------------------------

                                    Copy to:
                              Stephen E. Roth, Esq.
                           Sutherland Asbill & Brennan
                          1275 Pennsylvania Avenue, NW
                            Washington, DC 20004-2404
                         -------------------------------

It is proposed that this filing will become effective:

_X_ immediately upon filing pursuant to paragraph (b)
___ on (date) pursuant to paragraph (b)
___ 60 days after filing pursuant to paragraph (a)(1)
___ on May 1, 2003 pursuant to paragraph (a)(1) of Rule 485


__ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                            SENTINEL BENEFIT PROVIDER
          A Variable Universal Life Insurance Policy Intended Primarily
                            for the Corporate Market

                               P R O S P E C T U S
                                Dated May 1, 2003


-------------------------------------------------------------------------------
        National Life Insurance Companyo Home Office: National Life Drive
                    Montpelier, Vermont 05604- 1-800-278-3413
-------------------------------------------------------------------------------
                    National Variable Life Insurance Account

    This Prospectus describes the Sentinel Benefit Provider Policy, a flexible premium variable universal life insurance policy offered by National Life Insurance Company. The policy has an insurance component and an investment component. Owners of policies can make premium payments at various times and in various amounts. You can also allocate premiums among a number of funds with different investment objectives and you can increase or decrease the death benefit payable under your policy. You may also choose between two death benefit compliance tests at the time your policy is issued.


    You may allocate premium payments to the National Variable Life Insurance Account, a separate account of National Life. This separate account currently has thirty-one subaccounts, each of which buys shares of specific fund portfolios. The available funds are shown below.





--------------------------------- --------------------------------- -------------------------------------------------------------
SENTINEL VARIABLE PRODUCTS                                        AMERICAN CENTURY VARIABLE                SCUDDER VIT FUNDS
TRUST                             ALGER AMERICAN FUND             PORTFOLIOS, INC.
--------------------------------- --------------------------------- ------------------------------------------------------------
COMMON STOCK FUND               GROWTH PORTFOLIO                  VP INCOME & GROWTH PORTFOLIO             EAFE(R)EQUITY INDEX FUND
MID CAP GROWTH FUND             LEVERAGED ALLCAP PORTFOLIO        VP VALUE PORTFOLIO                       EQUITY 500 INDEX FUND
SMALL COMPANY FUND              SMALL CAPITALIZATION PORTFOLIO    VP INFLATION PROTECTION FUND, CLASS II   SMALL CAP INDEX FUND
GROWTH INDEX FUND
BALANCED FUND(1)
BOND FUND(2)
MONEY MARKET FUND


Managed by NL Capital           Managed by Fred Alger             Managed by American Century Investment Managed by Deutsche Asset
Management, Inc.                Management, Inc.                   Management, Inc.                       Management, Inc.

--------------------------------- --------------------------------- ---------------------------------------------------------------
DREYFUS SOCIALLY RESPONSIBLE    FIDELITY VARIABLE INSURANCE        INVESCO VARIABLE                      J.P. MORGAN
GROWTH FUND, INC.               PRODUCTS FUNDS                     INVESTMENT FUNDS, INC.                SERIES TRUST II
--------------------------------- --------------------------------- ---------------------------------------------------------------
SOCIALLY RESPONSIBLE GROWTH     INVESTMENT GRADE BOND PORTFOLIO   VIF - DYNAMICS FUND                    INTERNATIONAL
FUND                            OVERSEAS  PORTFOLIO               VIF - HEALTH SCIENCES FUND             OPPORTUNITIES PORTFOLIO
                                                                  VIF - TECHNOLOGY FUND                  SMALL COMPANY PORTFOLIO

Managed by The Dreyfus          Managed by Fidelity Investments   Managed by INVESCO Funds Group, Inc.   Managed by J. P. Morgan
Corporation                                                                                              Investment Management, Inc.
--------------------------------- --------------------------------- ---------------------------------------------------------------
                                MORGAN STANLEY UNIVERSAL           NEUBERGER BERMAN ADVISERS             STRONG VARIABLE INSURANCE
                                INSTITUTIONAL FUNDS                MANAGEMENT TRUST                      FUNDS, INC.
--------------------------------- --------------------------------- ---------------------------------------------------------------
                                EMERGING MARKETS EQUITY           PARTNERS PORTFOLIO                     MID CAP GROWTH FUND II
                                PORTFOLIO
                                CORE PLUS FIXED INCOME PORTFOLIO
                                HIGH YIELD PORTFOLIO
                                U. S. REAL ESTATE PORTFOLIO
--------------------------------- --------------------------------- ---------------------------------------------------------------
                                                                                                         STRONG OPPORTUNITY
                                                                                                         FUND
--------------------------------- --------------------------------- ---------------------------------------------------------------
                                                                                                         OPPORTUNITY FUND II

                                Managed by Morgan Stanley         Managed by Neuberger Berman            Managed by Strong Capital
                                Investment Management, Inc.       Management, Inc.                       Management, Inc
--------------------------------- --------------------------------- ---------------------------------------------------------------

(1) For a period expected to end on or about June 1, 2003, the subaccount which will be investing in Sentinel Variable Products Balanced Fund invests in J.P. Morgan GVIT Balanced Fund - Class IV shares. On or about June 1, 2003, shares of Sentinel Variable Products Balanced Fund will be substituted for all the J.P. Morgan GVIT Balanced Fund - Class IV shares owned by this subaccount.

(2) For a period expected to end on or about June 1, 2003, the subaccount which will be investing in Sentinel Variable Products Bond Fund invests in Gartmore GVIT Government Bond Fund - Class IV shares. On or about June 1, 2003, shares of Sentinel Variable Products Bond Fund will be substituted for all the Gartmore GVIT Government Bond Fund - Class IV shares owned by this subaccount.


    The value in each subaccount will depend upon the investment results of the portfolios you select. The policy's value and death benefit will fluctuate based on the investment results of the chosen portfolios and the deduction of charges. You bear the entire investment risk for all amounts allocated to the various portfolios. There is no guaranteed minimum value for any of the portfolios. We do not guarantee any minimum account value. You could lose some or all of your money. You must receive, with this prospectus, current prospectuses for all of the portfolios. We recommend that you read this prospectus and the prospectuses for the portfolios carefully. You should keep all prospectuses for later reference.

    It may not be advantageous to purchase this policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if you already own another variable universal life insurance policy. It may also not be advantageous for you to finance the purchase of this policy through use of a loan or through making withdrawals from another policy that you already own.

    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE POLICY OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS


                                                                           PAGE
Summary of the Benefits and Risks of the Policy............................
     Summary of Principal Policy Benefits..................................
     Summary of the Principal Risks of Purchasing a Policy.................
     Fee Tables............................................................
National Life Insurance Company ...........................................
The Separate Account and the Portfolios
     The Separate Account
     The Portfolios........................................................
     Addition, Deletion or Substitution of Investments.....................
     Voting Portfolio Shares...............................................
     Net Investment Return of the Variable Account.........................
The Policy.................................................................
     Purchasing a Policy...................................................
     Premiums..............................................................
     Transfers.............................................................
     Transfer Right for Change in Investment Policy........................
     Available Automated Fund Management Features..........................
     Account Value.........................................................
     Enhancement to Cash Surrender Value in Early Policy Years
Death Benefit..............................................................
     Ability to Adjust Face Amount.........................................
     Payment of Policy Benefits............................................
     Settlement Options....................................................
Policy Loans...............................................................
Surrenders and Withdrawals.................................................
Lapse and Reinstatement....................................................
Charges and Deductions.....................................................
     Premium Loads.........................................................
     Monthly Deduction.....................................................
     Mortality and Expense Risk Charge.....................................
     Transfer Charge.......................................................
     Other Charges.........................................................
     Possible Charge for National Life's Taxes.............................
Supplemental term Insurance Rider
Federal Income Tax Considerations..........................................
     Introduction..........................................................
     Tax Status of the Policy..............................................
     Tax Treatment of Policy Benefits......................................
     Possible Tax Law Changes..............................................
     Possible Charges for National Life's Taxes
Distribution of the Policies...............................................
Third Party Administrator
Legal Matters
Other Policy Provisions....................................................
Financial Statements.......................................................
Glossary.
Appendix A.................................................................
Statement of Additional Information Table of Contents......................

THE POLICY MAY NOT BE AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT OFFER THE POLICY IN ANY STATE IN WHICH WE MAY NOT LEGALLY OFFER THE POLICY. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

THE PRIMARY PURPOSE OF THIS VARIABLE LIFE INSURANCE POLICY IS TO PROVIDE INSURANCE PROTECTION. WE DO NOT CLAIM THAT THE POLICY IS IN ANY WAY SIMILAR OR COMPARABLE TO AN INVESTMENT IN A MUTUAL FUND.

                 SUMMARY OF THE BENEFITS AND RISKS OF THE POLICY

This summary provides with a brief overview of the benefits and risks associated with the Policy. You should read the entire prospectus before purchasing the Policy. Important details regarding the Policy are contained in other sections of this prospectus. Please consult your agent and refer to your Policy for details. For your convenience, we have defined certain terms we use in the Glossary at the end of the prospectus.

SUMMARY OF PRINCIPAL POLICY BENEFITS

     LIFE INSURANCE PROTECTION.

     The Policy provides a means for an Owner to accumulate life insurance on the life of a specified Insured. Proceeds under the Policy can pass free of federal and state income tax at the death of an Insured.

     As long as your Policy remains in force, we will pay the Death Benefit to the Beneficiary, when we receive due proof of the death of the Insured. We will increase the Death Benefit by any additional benefits provided by a supplementary term insurance Rider. We will reduce the Death Benefit by any outstanding Policy loans and accrued interest and any unpaid Monthly Deductions.

         DEATH BENEFIT OPTION A AND OPTION B. We offer two Death Benefit options, which we call Option A and Option B. You may choose which option to apply to your Policy.

         If you choose Death Benefit Option A, the Death Benefit will be based on the greater of:

         Face Amount; or the Cash Surrender Value multiplied by a death benefit factor specified in the Policy.

         If you choose Death Benefit Option B, the Death Benefit will be based on the greater of:

         the Face Amount plus the Accumulated Value; or the Cash Surrender Value multiplied by the same death benefit factor that applies to option A.

The Policy must satisfy one of two death benefit compliance tests under federal income tax laws, the Guideline Premium Test or the Cash Value Accumulation Test. You must select on your application which of these tests will apply to your Policy, and your selection, once made, may not be changed. If you choose the cash Value Accumulation Test, then Option A is the only available Death Benefit option.

After a year, you may adjust the Death Benefit by increasing or decreasing the Face Amount of your Policy. If you have chosen the Guideline Premium Test as the federal tax death benefit compliance test, then after a year you may also change the Death Benefit option. SEE "Death Benefit."

    o You can elect to include a Supplemental Term Insurance Rider in you Policy, which will increase the Death Benefit by the Supplemental Term Insurance Amount.

    o You may receive personalized illustrations in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy.

         They will also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

CASH BENEFITS.

     You may borrow against your Policy. The maximum amount of all loans is in most states the Net Account Value less three times the Monthly Deduction for the next Monthly Policy Date. However, the maximum amount of all loans will be different in Vermont and in New York - see "Policy Loans", below. When you take a loan we will transfer an amount equal to the loan to our general account as Collateral. We charge interest on the loan, and we credit interest on Collateral. Loans may have adverse tax consequences. When the Death Benefit becomes payable or the Policy is surrendered, we will deduct Policy loans and accrued interest from the proceeds otherwise payable.

     After a year, you may request a Withdrawal of Net Account Value. However, you cannot withdraw more than the Net Account Value on the date we receive your request minus three times the most recent Monthly Deduction for the most recent Monthly Policy Date. Withdrawals may have tax consequences.

     You may surrender your Policy at any time and receive the Net Cash Surrender Value, if any. The Net Cash Surrender Value will equal the Cash Surrender Value less any Policy loan with accrued interest.

VARIETY OF INVESTMENT OPTIONS.


     You may allocate Net Premiums among the subaccounts of the Separate Account. The subaccounts in the Separate Account invest in a wide variety of portfolios that cover a broad spectrum of investment objectives and risk tolerances.


     As your needs or financial goals change, you can change your investment mix by making transfers among the subaccounts of the Separate Account. Currently, you may make an unlimited number of such transfers without charge.

SUMMARY OF THE PRINCIPAL RISKS OF PURCHASING A POLICY

INVESTMENT RISK.

     We cannot give any assurance that any portfolio will achieve its investment objectives. You bear the entire investment risk on the value of your Policy. In addition, we deduct Policy fees and charges from your Account Value, which can significantly reduce your Account Value. During times of poor performance, these deductions will have an even greater impact on your Account Value. You could lose everything you invest, and your Policy could lapse without value, unless you pay additional premium.

RISK OF LAPSE.

     If on any Monthly Policy Date the Net Account Value of a Policy is insufficient to cover the Monthly Deductions and other charges under the Policy, we will notify you of this, and the Policy will enter a 61-day Grace Period. If the Grace Period expires without a sufficient payment, the Policy will lapse, and will have no further value. This could happen: (1) if the investment returns on your chosen investment portfolios are lower than anticipated; (2) if you do not pay premiums at the levels you planned; or (3) if you take Policy loans. Your Policy generally will not lapse during the first 5 Policy Years so long as you pay the Cumulative Minimum Monthly Premium. However, any Withdrawal or Policy loan which reduces the Net Cash Surrender value may cause a lapse.

TAX RISKS.

     We anticipate that a Policy issued on the basis of a standard rate class should generally be deemed a life insurance contract under Federal tax law. However, due to limited guidance under the Federal tax law, there is some uncertainty about the application of the Federal tax law to Policies issued on a substandard basis (i.e., a rate class involving higher than standard mortality risk), particularly if you pay the full amount of premiums permitted under the Policy. Please consult with a tax adviser about these consequences. Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of the Policy's value until there is a distribution from the Policy. Moreover, Death Benefits payable under a Policy should be excludable from the gross income of the Beneficiary. As a result, your Beneficiary generally should not have to pay U.S. federal income tax on the Death Benefit, although other taxes, such as estate taxes, may apply.

     Depending on the total amount of premiums you pay, the Policy may be treated as a "Modified Endowment Contract" ("MEC") under Federal tax laws. If a Policy is treated as a MEC, then surrenders, Withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, Withdrawals and loans taken before you attain age 59 1/2. If a Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. However, the tax consequences associated with preferred loans are uncertain. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

     See "Federal Tax Consequences," below. You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

WITHDRAWAL AND SURRENDER RISKS.


     You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy's value in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment, for several reasons. These include the premium tax and distribution charges, and the possible adverse tax consequences from an early surrender


     Withdrawals are not permitted in the first Policy Year, and we will reduce the Face Amount by the amount of a Withdrawal if Death Benefit Option A is in effect. A surrender or Withdrawal may have tax consequences.

LOAN RISKS.

     A Policy loan, whether or not repaid, will affect the Account Value over time because we subtract the amount of the loan from the subaccounts of the Separate Account as Collateral, and this Collateral does not participate in the investment performance of the subaccounts of the Separate Account.

     We reduce the amount we pay on the Insured's death by the amount of any indebtedness. Your Policy may lapse if your indebtedness reduces the Net Account Value to zero.

     A loan may have tax consequences. In addition, if you surrender your Policy or allow it to lapse while a Policy loan is outstanding, the amount of the loan, to the extent that it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

PORTFOLIO COMPANY RISKS

A comprehensive discussion of the risks of each portfolio may be found in the prospectus for such portfolio. Please refer to the portfolios' prospectuses for more information. THERE IS NO ASSURANCE THAT ANY PORTFOLIO WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. If the amount of the charge depends on the personal characteristics of the Insured, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of an Insured with the characteristics set forth below. These charges may not be typical of the charges you will pay.

The first table describes the fees and expenses that you will pay at the time you buy the Policy, surrender the Policy, take a Withdrawal from the Policy, or transfer Accumulated Value under the Policy among the subaccounts of the Separate Account.



---------------------------------------------------------------------------------------------------------------------------------
                                                   TRANSACTION FEES
--------------------------- -------------------- --------------------------------- ---------------------------------------------
CHARGE                      WHEN CHARGE IS       AMOUNT DEDUCTED - MAXIMUM         AMOUNT DEDUCTED - CURRENT CHARGE
                            DEDUCTED             GUARANTEED CHARGE
--------------------------- -------------------- --------------------------------- ---------------------------------------------

DISTRIBUTION CHARGE         Upon receipt of      15% of premiums paid up to the    From 15% of premiums paid up to the
                            each premium         Target Premium1, plus 2.5% of     Target Premium1, and 2.5% of
                            payment              premiums paid in excess of        premiums paid in excess of Target
                                                 Target Premium(2)                 Premium, to . 5% of premiums paid up to the
                                                                                   Target Premium, and 2.5% of premiums paid in
                                                                                   excess of Target Premium, depending on the Policy
                                                                                   Year.2
--------------------------- -------------------- --------------------------------- ---------------------------------------------
PREMIUM TAX CHARGE:
                            Upon receipt of      An amount equal to the actual     An amount equal to the actual
                            each premium         amount of premium tax or          amount of premium tax or
                            payment              retaliatory tax assessed on       retaliatory tax assessed on sales
                                                 sales in the jurisdiction in      in the jurisdiction in which the
                                                 which the Policy is sold.         Policy is sold. Premium taxes may
                                                 Premium taxes may range from 2%   range from 2% to as a high as 12%
                                                 to as a high as 12% in certain    in certain jurisdictions in
                                                 jurisdictions in Kentucky.        Kentucky.
--------------------------- -------------------- --------------------------------- ---------------------------------------------
TRANSFER FEES               Upon transfer        $25 per transfer in excess of     None
                                                 12 transfers in any one Policy
                                                 Year
--------------------------- -------------------- --------------------------------- ---------------------------------------------
LOAN INTEREST SPREAD(3)     At the end of each   0.60% per annum of amount held    From  0.47% to 0.22% annually of
                            Policy year, or      as Collateral                    amount held as Collatera(l4)
                            upon death,
                            surrender or lapse,
                            if earlier
--------------------------- -------------------- --------------------------------- ---------------------------------------------


(1) The Target Premium is an amount equal to 1.25 times the annual whole life premium which would apply to a Policy calculated by using the applicable 1980 Commissioners Standard Ordinary Mortality Table and an interest rate of 3.5%. 2The Distribution Charge is: for Policy Year 1; 13% of premiums paid up to the Target Premium, plus 0.5% of premiums paid in excess of Target Premium; for Policy Years 2 through 7: 15% of premiums paid up to the Target Premium, and 2.5% of premiums paid in excess of Target Premium; and for Policy Years 8 and thereafter: 5% of premiums paid up to the Target Premium, and 2.5% of premiums paid in excess of Target Premium.3The Loan Interest Spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to the amount in your Collateral loan account (4% compounded annually). 4The current loan interest spread is, for Policy Year 1: 0.47% annually of amount held as Collateral; for Policy Years 8 - 10: 0.37% annually of amount held as Collateral; for Policy Years 11 -20: 0.27% annually of amount held as Collateral; and for Policy Years 21 and thereafter: 0.22% annually of amount held as Collateral.



                                                                 * * *

The next table describes the fees and expenses that you will pay periodically during the time you own the Policy, not including portfolio fees and expenses.



--------------------------------------------------------------------------------------------------------------------------------
                                   PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
--------------------------------------------------------------------------------------------------------------------------------
CHARGE                         WHEN CHARGE IS DEDUCTED        AMOUNT DEDUCTED - MAXIMUM    AMOUNT DEDUCTED - CURRENT CHARGE
                                                              GUARANTEED CHARGE
------------------------------ ------------------------------ ---------------------------- -------------------------------------
COST OF INSURANCE:(5)
                               On the Date of Issue of the
                               Policy and on each Monthly
                               Policy Date


o     Minimum and Maximum                                    $0.084 to $83.33 per $1000   $0.014 to $16.99_per $1000 of Net
      Charge(6)                                              of Net Amount at Risk per    Amount at Risk per month
                                                             month
                                                                                           $0.046 per $1000 of Net Amount at
o     Charge for a 45                                         $0.28 per $1000 of Net       Risk per month
      year old male                                           Amount at Risk per month
      NONSMOKER in the full
      medical preferred
      nonsmoker underwriting
      class, Policy Year 1
------------------------------ ------------------------------ ---------------------------- -------------------------------------
MORTALITY AND EXPENSE RISK     On the Date of Issue of the    Annual rate of 0.60% of      Annual rates of from 0.22% to 0.00%  of
FEES                           Policy and on each day         the Account Value            Account Value, depending on Policy Year7
------------------------------ ------------------------------ ---------------------------- -------------------------------------


                                       6



--------------------------------------------------------------------------------------------------------------------------------
                                   PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
--------------------------------------------------------------------------------------------------------------------------------
CHARGE                         WHEN CHARGE IS DEDUCTED        AMOUNT DEDUCTED - MAXIMUM    AMOUNT DEDUCTED - CURRENT CHARGE
                                                              GUARANTEED CHARGE
------------------------------ ------------------------------ ---------------------------- -------------------------------------
POLICY ADMINISTRATION CHARGE   On the Date of Issue of the    $8.00 per month              $5.50 per month
                               Policy and on each Monthly
                               Policy Date
------------------------------ ------------------------------ ---------------------------- -------------------------------------

UNDERWRITING CHARGE            On the Date of Issue of the    $1.67 per month in Year 1,   $1.67 per month in Year 1, and
                               Policy and on each Monthly     and $3.75 per month in       $3.75 per month in Years 2 - 5
                               Policy Date                    Years 2 - 5

------------------------------ ------------------------------ ---------------------------- -------------------------------------
SEPARATE ACCOUNT               On the Date of Issue of the    Annual rate of 0.10% of      Annual rate of 0.10% of Account
ADMINISTRATION CHARGE          Policy and on each day         Account Value during the     Value during the first 20 Policy
                                                              first 20 Policy Years, and   Years, and annual rate of 0.07%
                                                              annual rate of 0.07%         thereafter
                                                              thereafter
------------------------------ ------------------------------ ---------------------------- -------------------------------------
SUPPLEMENTAL TERM INSURANCE    On the Date of Issue of the
RIDER CHARGE5                  Policy and on each Monthly
                               Policy Date
o     Minimum and Maximum                                     $0.084 to $83.33 per $1000   $0.014 to $16.994 per $1000 of
      Charge(6)                                               of Supplemental Term         Supplemental Term Insurance Amount
                                                              Insurance Amount per month   per month
Charge for a 45 year old
male nonsmoker in the full                                    $0.28 per $1000 of           $0.046 per $1000 of Supplemental
medical preferred nonsmoker                                   Supplemental Term            Term Insurance Amount per month
underwriting class, Policy                                    Insurance Amount per month
Year 1
------------------------------ ------------------------------ ---------------------------- -------------------------------------

(5) Cost of insurance charges vary based on the Insured's Attained Age, Rate Class, underwriting method, Duration, and Net Amount at Risk. The Net Amount at Risk is the amount by which the Death Benefit under the Policy exceeds the Accumulated Value of the Policy. The cost of insurance charges shown in the table may not be typical of what you will pay. Your Policy's data page will indicate the guaranteed and current cost of insurance charges applicable to your Policy. We will also provide more detailed information concerning your charges at your request.

(6) The minimum guaranteed charge is based on an Insured with the following characteristics: female, preferred nonsmoker, age 20; the minimum current charge is based on an Insured with the following characteristics: female, preferred nonsmoker, age 26; the maximum guaranteed charge is based on an Insured with the following characteristics: all persons at Attained Age 98; the maximum current charge is based on an Insured with the following characteristics: male, guaranteed issue smoker, Attained Age 98, Issue Age 85.

(7) The current Mortality and Expense Risk Charge is at the following percentages of Account Value: Years 1 - 7: 0.22%;Years 8 -10: 0.12%; Years 11-20: 0.02%, and Year 21 and thereafter: 0.00%



                                      * * *

The next 2 tables describe the portfolio fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the portfolios for the year ended December 31, 2002. The expense of the portfolios may be higher or lower in the future. More details concerning each portfolio's fees and expenses is contained in the prospectus for each portfolio.

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from portfolio assets):



------------------------------------------------------------- ----------------------------- ----------------------------
                                                                        Minimum                       Maximum
------------------------------------------------------------- ----------------------------- ----------------------------
Total Annual Portfolio Operating Expenses (total of all                  0.32%                         2.12%
expenses that are deducted from portfolio assets including
management fees, 12b-1 fees and other expenses).
------------------------------------------------------------- ----------------------------- ----------------------------


The following table shows the fees and expenses (before waiver or reimbursement) charged by each portfolio for the fiscal year ended December 31, 2002.

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from portfolio assets)(5)


                                                                                                                  Gross Total
Portfolio                                                         Management                         Other           Annual
                                                                     Fees           12b-1 Fees     Expenses         Expenses
                                                                     ----           ----------     --------         --------
Sentinel Variable Products Trust
      Balanced Fund                                                 0.55%              N/A           0.32%           0.87%
      Bond Fund                                                     0.40%              N/A           0.29%           0.69%
      Common Stock Fund                                             0.46%              N/A           0.25%           0.71%
      Growth Index Fund                                             0.30%              N/A           1.82%           2.12%
      Mid Cap Growth Fund                                           0.50%              N/A           0.35%           0.85%
      Money Market Fund                                             0.25%              N/A           0.26%           0.51%
      Small Company Fund                                            0.49%              N/A           0.32%           0.81%
The Alger American Fund
      Alger American Growth Portfolio                               0.75%              N/A           0.10%           0.85%
      Alger American Leveraged AllCap                               0.85%              N/A           0.11%           0.96%
      Alger American Small Capitalization                           0.85%              N/A           0.12%           0.97%
American Century Variable Portfolios, Inc.
      VP Income & Growth Portfolio                                  0.70%              N/A           0.00%           0.70%
      VP Value Portfolio                                            0.95%              N/A           0.00%           0.95%
      VP Inflation Protection                                       0.51%             0.25%          0.00%           0.76%
The Dreyfus Socially Responsible Growth Fund, Inc.
      Initial Shares, Socially Responsible Growth Fund, Inc.        0.75%              N/A           0.05%           0.80%
Fidelity Variable Insurance Products
      Investment Grade Bond Portfolio                               0.43%              N/A           0.11%           0.54%
      Overseas Portfolio                                            0.73%              N/A           0.17%           0.90%
INVESCO Variable Investment Funds, Inc.
      VIF - Dynamics Fund                                           0.75%              N/A           0.37%           1.12%
      VIF - Health Sciences Fund                                    0.75%              N/A           0.32%           1.07%
      VIF - Technology Fund                                         0.75%              N/A           0.36%           1.11%
J.P. Morgan Series Trust II
      International Opportunities Portfolio                         0.60%              N/A           0.92%           1.52%
      Small Company Portfolio                                       0.60%              N/A           0.56%           1.16%
MS Universal Institutional Funds, Inc.
      Emerging Markets Equity Portfolio                             1.25%              N/A           0.68%           1.93%
      Core Plus Fixed Income Portfolio                              0.40%              N/A           0.33%           0.73%
      High Yield Portfolio                                          0.50%              N/A           0.49%           0.99%
      U.S. Real Estate Portfolio                                    0.80%              N/A           0.32%           1.12%
Neuberger Berman Advisers Management Trust
      Partners Portfolio                                            0.83%              N/A           0.08%           0.91%
Scudder VIT Funds
     EAFE Equity Index                                              0.45%              N/A           0.47%         0.92%
     Equity 500 Index                                               0.20%              N/A           0.12%         0.32%
     Small Cap Index                                                0.35%              N/A           0.26%         0.61%





                                       8



Strong Variable Insurance Funds, Inc.
      Mid Cap Growth                                                0.75%              N/A           0.72%          1.47%
Strong Opportunity Fund II                                          0.75%              N/A           0.63%          1.38%
Gartmore Variable Insurance Trust
      Gartmore GVIT Government Bond Fund                            0.49%              N/A           0.24%          0.73%
      J.P. Morgan GVIT Balanced Fund                                0.73%              N/A           0.26%          0.99%


(5) For certain portfolios, certain expenses were voluntarily reimbursed and/or certain fees were waived during 2002. It is anticipated that these expense reimbursement and fee waiver arrangements will continue at least until December 31, 2003, although they may be terminated at any time. After taking into account these arrangements, annual portfolio operating expenses would have been:





                                                                                                           Net Total
                                                             Management                       Other         Annual
      Portfolio                                                Fees         12b-1 Fees       Expenses       Expenses
      ---------                                                ----         ----------       --------       --------

Sentinel Variable Products Trust
     Balanced                                                  0.55%            N/A           0.24%          0.79%
     Bond                                                      0.40%            N/A           0.27%          0.67%
     Common Stock                                              0.41%            N/A           0.25%          0.66%
     Growth Index                                              0.00%            N/A           0.60%          0.60%
     Mid Cap Growth                                            0.47%            N/A           0.35%          0.82%
     Money Market                                              0.14%            N/A           0.26%          0.40%
     Small Company                                             0.42%            N/A           0.32%          0.74%
Fidelity Variable Insurance Products Funds
     Investment Grade Bond Portfolio                           0.43%            N/A           0.10%          0.53%
      Overseas Portfolio                                       0.73%            N/A           0.13%          0.86%
J. P. Morgan Series Trust II
     International Opportunities                               0.60%            N/A           0.60%          1.20%
     Small Company Portfolio                                   0.60%            N/A           0.55%          1.15%
Morgan Stanley Universal Institutional Funds
     Emerging Markets Equity                                   1.25%            N/A           0.56%          1.81%
     Core Plus Fixed Income                                    0.40%            N/A           0.30%          0.70%
     High Yield                                                0.50%            N/A           0.30%          0.80%
     U.S. Real Estate                                          0.80%            N/A           0.30%          1.10%
Scudder VIT Funds
     EAFE Equity Index                                         0.45%            N/A           0.20%          0.65%
     Equity 500 Index                                          0.20%            N/A           0.10%          0.30%
     Small Cap Index                                           0.35%            N/A           0.10%          0.45%
Strong Mid Cap Growth Fund II                                  0.75%            N/A           0.42%          1.17%
Strong Opportunity Fund II                                     0.75%            N/A           0.35%          1.10%
Gartmore Variable Insurance Trust
     J.P. Morgan GVIT Balanced Fund                            0.73%            N/A           0.18%          0.91%



The expense information regarding the Funds was provided by those Funds. We have not independently verified this information.

For information concerning compensation paid in connection with the sale of the Policies, see "Distribution of the Policies."

                         NATIONAL LIFE INSURANCE COMPANY


National Life is authorized to transact life insurance and annuity business in Vermont and in 50 other jurisdictions. National Life was originally chartered as a mutual life insurance company in 1848 under Vermont law. It is now a stock life insurance company.

                     THE SEPARATE ACCOUNT AND THE PORTFOLIOS

THE SEPARATE ACCOUNT

The Separate Account is a separate investment account established under Vermont law to which we allocate assets to support the benefits payable under the Policies, other policies we currently issue, and other variable life insurance policies we may issue in the future. We own the Separate Account's assets, and we are obligated to pay all amounts we promise to pay under the Policies.

The Separate Account's assets are held separate from our other assets and are not part of our general account. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account will be credited or charged against the Separate Account without regard to our other income, gains or losses. Income, gains, and losses credited to, or charged against, a subaccount reflect the subaccount's own investment performance and not the investment performance of our other assets. As a result, the portion of the Separate Account's assets equal to the reserves and other liabilities under the Policies (and other policies) supported by the Separate Account will not be exposed to liabilities arising out of any other business that we may conduct. If the Separate Account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

We may limit the number of different subaccounts, other than the Money Market Subaccount, used in any one Policy over its entire life to 16 different subaccounts. The subaccounts of the Separate Account purchase and redeem shares of the portfolios at net asset value. Any dividend and capital gain distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

If investment in one or more portfolios is no longer possible, in our judgment becomes inappropriate for the purposes of the Policy, or for any reason, in our sole discretion, we may substitute another portfolio without your consent. The substituted portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premiums, or both. However, no such substitution will be made without any necessary approval of the SEC. Furthermore, we may close Subaccounts to allocations of premiums or Accumulated Value, or both, at any time in our sole discretion. Portfolios, which sell their shares to the Subaccounts under participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts.

We reserve the right to make other structural and operational changes affecting the Separate Account. See "Addition, Deletion, or Substitution of Investments."

THE PORTFOLIOS

The Separate Account invests in shares of certain portfolios. Each portfolio is part of a mutual fund that is registered with the SEC as an open-end management investment company.

Each portfolios' assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio generally have no effect on the investment performance of any other portfolio.

The following table provides certain information on each portfolio, including its fund type, and its investment adviser (and subadviser, if applicable). THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE THEIR INVESTMENT OBJECTIVE(S). You can find detailed information about the portfolios, including a description of risks and expenses, in the prospectuses for the portfolios that accompany this prospectus. You should read these prospectuses carefully and keep them for future reference.



------------------------------------------------ ------------------------ ----------------------------------- --------------------
PORTFOLIO                                        TYPE OF FUND             INVESTMENT ADVISER                  SUBADVISER
------------------------------------------------ ------------------------ ----------------------------------- --------------------
Sentinel Variable Products Trust:
------------------------------------------------ ------------------------ ----------------------------------- --------------------
   Common Stock Fund                             Large Value Equity       NL Capital Management, Inc.         None
------------------------------------------------ ------------------------ ----------------------------------- --------------------
   Growth Index Fund                             Index Equity             NL Capital Management, Inc.         None
------------------------------------------------ ------------------------ ----------------------------------- --------------------
   Mid Cap Growth Fund                           Mid Cap Growth Equity    NL Capital Management, Inc.         None
------------------------------------------------ ------------------------ ----------------------------------- --------------------
   Money Market Fund                             Money Market             NL Capital Management, Inc.         None
------------------------------------------------ ------------------------ ----------------------------------- --------------------
   Small Company Fund                            Small Blend Equity       NL Capital Management, Inc.         None
------------------------------------------------ ------------------------ ----------------------------------- --------------------
   Bond Fund1                                    Investment-Grade Bond    NL Capital Management, Inc.         None
------------------------------------------------ ------------------------ ----------------------------------- --------------------
   Balanced Fund2                                Hybrid Equity and Debt   NL Capital Management, Inc.         None
------------------------------------------------ ------------------------ ----------------------------------- --------------------
The Alger American Fund:
------------------------------------------------ ------------------------ ----------------------------------- --------------------
   Growth Portfolio                              Large Growth Equity      Fred Alger Management, Inc.         None
------------------------------------------------ ------------------------ ----------------------------------- --------------------
   Leveraged AllCap Portfolio                    Growth Equity            Fred Alger Management, Inc.         None
------------------------------------------------ ------------------------ ----------------------------------- --------------------
   Small Capitalization Portfolio                Small Growth Equity      Fred Alger Management, Inc.         None
------------------------------------------------ ------------------------ ----------------------------------- --------------------
American Century Variable Portfolios, Inc.:
------------------------------------------------ ------------------------ ----------------------------------- --------------------
   VP Income & Growth Portfolio                  Large Value Equity       American Century Investment         None
                                                                          Management, Inc.
------------------------------------------------ ------------------------ ----------------------------------- --------------------
   VP Value Portfolio                            Mid Cap Value Equity     American Century Investment         None
                                                                          Management, Inc.
------------------------------------------------ ------------------------ ----------------------------------- --------------------
   VP Inflation Protection Fund, Class II        Income                   American Century Investment         None
                                                                          Management, Inc.
------------------------------------------------ ------------------------ ----------------------------------- --------------------
The Dreyfus Socially Responsible Growth Fund,    Socially Responsible     The Dreyfus Corporation             None
Inc.                                             Growth Equity
------------------------------------------------ ------------------------ ----------------------------------- --------------------
Scudder VIT Funds:
------------------------------------------------ ------------------------ ----------------------------------- --------------------
   EAFE Equity Index Fund                        International Index      Deutsche Asset Management, Inc.     None
                                                 Equity
------------------------------------------------ ------------------------ ----------------------------------- --------------------
   Equity 500 Index Fund                         Index Equity             Deutsche Asset Management, Inc.     None
------------------------------------------------ ------------------------ ----------------------------------- --------------------
   Small Cap Index Fund                          Index Equity             Deutsche Asset Management, Inc.     None
------------------------------------------------ ------------------------ ----------------------------------- --------------------
Fidelity Variable Insurance Products Funds:
------------------------------------------------ ------------------------ ----------------------------------- --------------------
   Overseas Portfolio                            International Equity     Fidelity Management and Research    FMR U.K., FMR Far
                                                                          Company                             East, and Fidelity
                                                                                                              international
                                                                                                              Investment Advisers
------------------------------------------------ ------------------------ ----------------------------------- --------------------
   Investment Grade Bond Portfolio               Investment Grade Bond    Fidelity Management and Research    None
                                                                          Company
------------------------------------------------ ------------------------ ----------------------------------- --------------------
INVESCO Variable Investment Funds, Inc.:
------------------------------------------------ ------------------------ ----------------------------------- --------------------
   VIF-Dynamics Fund                             Mid Cap Growth Equity    INVESCO Funds Group, Inc.           None
------------------------------------------------ ------------------------ ----------------------------------- --------------------
   VIF-Health Sciences Fund                      Sector Equity            INVESCO Funds Group, Inc.           None
------------------------------------------------ ------------------------ ----------------------------------- --------------------
   VIF-Technology Fund                           Sector Equity            INVESCO Funds Group, Inc.           None
------------------------------------------------ ------------------------ ----------------------------------- --------------------
J.P. Morgan Series Trust II:
------------------------------------------------ ------------------------ ----------------------------------- --------------------
   International Opportunities Portfolio         International Equity     J.P. Morgan Investment              None
                                                                          Management, Inc.
------------------------------------------------ ------------------------ ----------------------------------- --------------------
   Small Company Portfolio                       Small Blend Equity       J.P. Morgan Investment              None
                                                                          Management, Inc.
------------------------------------------------ ------------------------ ----------------------------------- --------------------

                                       11



Morgan Stanley Universal Institutional Funds:
------------------------------------------------ ------------------------ ----------------------------------- --------------------
   Emerging Markets Equity Portfolio             International Equity     Morgan Stanley Investment           None
                                                                          Management, Inc.
------------------------------------------------ ------------------------ ----------------------------------- --------------------
   Core Plus Fixed Income Portfolio              Investment Grade Bond    Morgan Stanley Investment           None
                                                                          Management, Inc.
------------------------------------------------ ------------------------ ----------------------------------- --------------------
   High Yield Portfolio                          Below Investment Grade   Morgan Stanley Investment           None
                                                 Bond                     Management, Inc.
------------------------------------------------ ------------------------ ----------------------------------- --------------------
   U.S. Real Estate Portfolio                    Sector Equity            Morgan Stanley Investment           None
                                                                          Management, Inc.
------------------------------------------------ ------------------------ ----------------------------------- --------------------
Neuberger Berman Advisers Management Trust
------------------------------------------------ ------------------------ ----------------------------------- --------------------
   Partners Portfolio                            Large Value              Neuberger Berman, LLC               None
------------------------------------------------ ------------------------ ----------------------------------- --------------------
Strong Variable Insurance Funds, Inc.
------------------------------------------------ ------------------------ ----------------------------------- --------------------
   Mid Cap Growth Fund II                        Mid Cap Growth Equity    Strong Capital Management, Inc.     None
------------------------------------------------ ------------------------ ----------------------------------- --------------------
Strong Opportunity Fund II, Inc.                 Mid Cap Value Equity     Strong Capital Management, Inc.     None
------------------------------------------------ ------------------------ ----------------------------------- --------------------

(1) For a period expected to end on or about June 1, 2003, the subaccount which will be investing in Sentinel Variable Products Bond Fund invests in Gartmore GVIT Government Bond Fund - Class IV shares. On or about June 1, 2003, shares of Sentinel Variable Products Bond Fund will be substituted for all the Gartmore GVIT Government Bond Fund - Class IV shares owned by this subaccount. Gartmore GVIT Government Bond Fund is also an investment-grade bond fund. Its investment adviser is Gartmore Mutual Fund Capital Trust. It has no subadviser.

(2) For a period expected to end on or about June 1, 2003, the subaccount which will be investing in Sentinel Variable Products Balanced Fund invests in J.P.Morgan GVIT Balanced Fund - Class IV shares. On or about June 1, 2003, shares of Sentinel Variable Products Balanced Fund will be substituted for all the J.P. Morgan GVIT Balanced Fund - Class IV shares owned by this subaccount. J.P. Morgan GVIT Balanced Fund is also a hybrid equity and debt fund. Its investment adviser is Gartmore Mutual Fund Capital Trust, and its subadviser is J.P. Morgan Investment Management Inc.





THESE PORTFOLIOS ARE NOT AVAILABLE FOR PURCHASE DIRECTLY BY THE GENERAL PUBLIC, AND ARE NOT THE SAME AS OTHER MUTUAL FUND PORTFOLIOS WITH VERY SIMILAR OR NEARLY IDENTICAL NAMES THAT ARE SOLD DIRECTLY TO THE PUBLIC. However, the investment objectives and policies of certain portfolios are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance of the portfolios may be lower or higher than the investment performance of these other, publicly available portfolios. THERE CAN BE NO ASSURANCE, AND WE MAKE NO REPRESENTATION, THAT THE INVESTMENT PERFORMANCE OF ANY OF THE PORTFOLIOS AVAILABLE UNDER THE POLICY WILL BE COMPARABLE TO THE INVESTMENT PERFORMANCE OF ANY OTHER PORTFOLIO, EVEN IF THE OTHER PORTFOLIO HAS THE SAME INVESTMENT ADVISER OR MANAGER, THE SAME INVESTMENT OBJECTIVES AND POLICIES, AND A VERY SIMILAR NAME.

National Life may receive compensation from the investment adviser of a portfolio (or affiliates thereof) in connection with administration, distribution, or other services provided with respect to such portfolio and its availability under the Policies. The amount of this compensation is based on a percentage of the assets of the portfolio attributable to the Policies and other policies issued by National Life. These percentages differ, and some advisers (or affiliates) may pay us more than others. For more information on the compensation we receive, see "Contractual Arrangement between National Life and the Funds Investment Advisors or Distributors" in the Statement of Additional Information.

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

Where permitted by applicable law, we may make certain changes to the structure or operation of the Separate Account, if we feel such an action is reasonably necessary. In doing so we would comply with all applicable laws, including approval of Owners, if so required These changes include, among others:

1) making changes in the form of the Separate Account, if in our judgment such changes would serve the interests of Owners or would be appropriate in carrying out the purposes of the Policies, for example:

         (i) operating the Separate Account as a management company under the 1940 Act
         (ii) deregistering the Separate Account under the 1940 Act if registration is no longer required
         (iii) combining or substituting separate accounts
         (iv) transferring the assets of the Separate Account to another separate account
         (v) making changes necessary to comply with, obtain or continue any exemptions from the 1940 Act; or
         (vi) making other technical changes in the Policy to conform with any action described herein;

2) if in our judgment a Portfolio no longer suits the investment goals of the Policy, or if tax or marketing conditions so warrant, substituting shares of another investment portfolio for shares of such Portfolio (the new Portfolio may have higher fees and expenses than the ones they replaced);

3) eliminating, combining or substituting subaccounts and establish new subaccounts, if in our judgment marketing needs, tax considerations, or investment conditions so warrant (the new subaccounts may not be available in all classes of Policies);

4) transferring assets from a subaccount to another subaccount or separate account if the transfer in our judgment would best serve interests of Policy Owners or would be appropriate in carrying out the purposes of the Policies; and

5) modifying the provisions of the Policies to comply with applicable laws.


If the underlying Portfolio in which a subaccount invests is unaffiliated with us, and your Policy has Accumulated Value in that subaccount when it is eliminated, we will give you at least 30 days notice before the elimination, and will request that you name the subaccount or subaccounts to which the Accumulated Value in that subaccount should be transferred. If you do not name a new subaccount, then we will use the Money Market Subaccount. If the underlying portfolio in which such a subaccount invests is affiliated with us, we will not eliminate such subaccount without first obtaining a substitution order from the SEC. In any case, if in the future we impose a transfer charge or establish limits on the number of transfers or free transfers, no charge will be made for this transfer, and it will not count toward any limit on transfers or free transfers.


VOTING PORTFOLIO SHARES

Even though we are the legal owner of the Portfolio shares held in the Separate Account, and have the right to vote on all matters submitted to shareholders of the Portfolios, we will vote our shares only as Owners instruct, so long as such action is required by law.

Before a vote of a Portfolio's shareholders occurs, you will receive voting materials. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of Portfolio shares that corresponds to the amount of Accumulated Value you have in the subaccount investing in that Portfolio (as of a date set by the Portfolio).

If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should Federal securities laws, regulations, or interpretations change, we may elect to vote Portfolio shares in our own right. If required by state insurance officials, or if permitted under Federal regulation, we may disregard certain voting instructions of Owners. If we ever disregard voting instructions, we will send you a summary in the next annual report to Owners advising you of the action and the reasons we took this action.

NET INVESTMENT RETURN OF THE SEPARATE ACCOUNT

The chart below is included to comply with Part 54, Section 54.9 of the Codes, Rules and Regulations of the State of New York. The chart shows the year-by-year net investment returns of the subaccounts of the Separate Account since the inception of the subaccounts through December 31, 2002.

The net investment returns reflect investment income and capital gains and losses less investment management fees and expenses and the Mortality and Expense Risk Charge. The returns do not reflect the Cost of Insurance Charge, the Premium Tax Charge, the Monthly Administrative Charge, the charge for any optional benefits, or potential Surrender Charges, all of which will significantly reduce the returns.

Returns are not annualized for periods under one year.


                                                                           FOR THE YEAR ENDED DECEMBER 31,
                                                           --------------------------------------------------------------
                                                             Subaccount      2002        2001        2000        1999
                                                            Effective Date
                                                           --------------------------------------------------------------
     Sentinel Variable Products Trust
         Common Stock                                         03/01/99        -17.60%      -8.39%         N/A        N/A
         Mid Cap Growth                                       03/01/99        -24.33%     -24.50%         N/A        N/A
         Small Company                                        03/01/99        -14.20%       5.01%         N/A        N/A
         Growth Index                                         12/01/00        -24.28%     -13.72%      -4.33%        N/A
         Bond Portfolio                                       03/01/99          8.74%       7.06%       9.23%     -0.62%
         Managed Portfolio                                    03/01/99        -10.55%      -7.32%       8.40%      2.41%
         Money Market                                         03/01/99          1.01%       3.38%         N/A        N/A
     Alger
         Alger American Growth Portfolio                      03/01/99        -33.21%     -12.10%     -15.05%     28.54%
         Alger American Leveraged AllCap Portfolio            12/01/00        -34.12%     -16.20%      -0.89%        N/A
         Alger American Small Capitalization                  03/01/99        -26.46%     -29.74%     -27.43%     46.92%
     American Century Variable Portfolios, Inc.
         VP Value Portfolio                                   03/01/99        -12.90%      12.46%      17.76%      6.58%
         VP Income & Growth Portfolio                         03/01/99        -19.63%      -8.65%     -10.91%     18.85%
         VP Inflation Protection                              04/07/03            N/A         N/A         N/A        N/A
     Dreyfus
         Dreyfus Socially Responsible Growth                   12/01/2000     -29.17%     -22.82%      -0.39%        N/A
     Fidelity: Variable Insurance Products
         Investment Grade Bond                                 12/01/2000       9.99%       8.12%       2.08%        N/A
         Overseas                                              12/01/2000     -20.53%     -21.42%      -0.97%        N/A
     INVESCO
         Dynamics Fund                                        12/01/00        -32.12%     -31.36%       3.26%        N/A
         Health Sciences Fund                                 12/01/00        -24.69%     -12.87%       4.85%        N/A
         Technology Fund                                      12/01/00        -47.01%     -46.00%      -3.98%        N/A
     J.P. Morgan Series Trust II
         International Opportunities Portfolio                03/01/99        -18.57%     -19.40%     -16.11%     39.93%
         Small Company Portfolio                              03/01/99        -21.90%      -8.32%     -11.61%     55.30%
     Neuberger Berman Advisers Management Trust
         Partners Portfolio                                   03/01/99        -24.38%      -3.14%       0.37%      8.09%
     Strong Variable Insurance Funds, Inc.
         Mid Cap Growth Fund                                  03/01/99        -37.75%     -24.56%     -22.35%     87.95%
         Opportunity Fund II                                  03/01/99        -27.05%      10.83%      -7.98%     33.84%
     Scudder
         EAFE Equity Index                                     05/04/1999     -21.85%     -24.93%     -16.93%     20.27%
         Equity 500 Index                                      05/04/1999     -22.56%     -12.46%      -9.53%     10.60%
         Small Cap Equity Index                                05/04/1999     -20.84%       1.74%      -4.18%     17.06%



                                       14



     Morgan Stanley
         High Yield                                            12/01/2000      -7.57%      -4.78%       3.70%        N/A
         US Real Estate                                        12/01/2000      -1.10%       9.49%       5.78%        N/A
         Fixed Income                                          12/01/2000       6.98%       8.97%       2.49%        N/A
         Emerging Markets Equity                               12/01/2000      -9.19%      -6.79%      -1.21%        N/A



--------------------------------------------------------------------------------
                                   THE POLICY

         We describe our basic Policy below. There may be differences in your Policy (such as differences in fees, charges, and benefits) from the one described in this prospectus because of the requirements of the state where we issued your Policy. Please consult your Policy for its specific terms.

PURCHASING A POLICY

        To purchase a Policy, you must apply to us through a licensed National Life agent who is also a registered representative of Equity Services, Inc. ("ESI") or a broker/dealer having a Selling Agreement with ESI or a broker/dealer having a Selling Agreement with such a broker/dealer. The Minimum Initial Premium must be submitted when the Policy is delivered. The Minimum Face Amount of a Policy is generally $5000. The Minimum Initial Premium per set of Policies purchased at the same time and associated with a corporation or its affiliates, a trust or a partnership, or for a Policy owned by an individual, is $100,000.

         This Policy can be issued for Insureds with Issue Ages of at least 20. The maximum Issue Age for full medical underwriting is 85. The maximum Issue Age for guaranteed underwriting and simplified issue underwriting is 65. The Minimum Face Amount is $5000. The Policies are available on a full medical underwriting basis, a simplified issue basis, or a guaranteed issue basis. Before issuing a Policy on a full medical underwriting basis, we will require that the proposed Insured meet certain underwriting standards satisfactory to us. In simplified issue cases, the application will ask 3 medical questions about the Insured. We reserve the right to revise our rules from time to time to specify a different Minimum Face Amount for subsequently issued policies. Acceptance is subject to our underwriting rules. We reserve the right to reject an application for any reason permitted by law.

         The insurance underwriting and the determination of a proposed Insured's Rate Class and whether to accept or reject an application for a Policy is done by National Life. National Life will refund any premiums paid if a Policy ultimately is not issued or will refund the applicable amount if the Policy is returned under the free look provision.

         REPLACEMENT OF EXISTING INSURANCE. It may not be in your best interest to surrender, lapse, change or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. You may have to pay a surrender charge on your existing insurance. You should talk to your insurance agent or tax adviser to make sure the exchange will be tax-free. If you surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy could be delayed.

         TAX FREE "SECTION 1035" EXCHANGES. You can generally exchange one life insurance policy for another in a "tax-free exchange" under Section 1035 of the Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy. Charges might be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest. You should be aware that your insurance agent will generally earn a commission if you buy this Policy through an exchange or otherwise.

       OWNERSHIP AND BENEFICIARY RIGHTS. The Policy belongs to the Owner named in the application. The Owner is the Insured unless a different Owner is named in the application or thereafter changed. While the Insured is living, the Owner is entitled to exercise any of the rights stated in the Policy or otherwise granted by us. If the Insured and Owner are not the same, and the Owner dies before the Insured, these rights will vest in the estate of the Owner, unless otherwise provided. The principal rights of the Owner include selecting and changing the Beneficiary, changing the Owner, and assigning the Policy. The principal right of the Beneficiary is the right to receive the insurance proceeds under the Policy. Changing the Owner and assigning the Policy may have tax consequences.

      CANCELING A POLICY (FREE LOOK RIGHT). The Policy provides for a "free-look" period, during which you may cancel the Policy and receive a refund equal to the premiums paid on the Policy. This free-look period ends on the later of the 10th day after you receive the Policy, or the 10th day after we mail notice of policy issue to the Owner, or any longer period provided by state law.

To cancel your Policy, you must return the Policy to us or to our agent within the free look period with a written request for cancellation.

      SPECIALIZED USES OF THE POLICY. For Policies that are intended to be used in multiple employer welfare benefit plans established under ss.419A(f)(6) of the Internal Revenue Code, you should be aware that there is a risk that the intended tax consequences of such a plan may not be realized. Congress is currently considering legislation that might remove some or all of the tax advantage of these plans and the Internal Revenue Service has raised questions about certain of these arrangements under existing law. We do not guarantee any particular tax consequences of any use of the Policies, including but not limited to use in these so-called "ss.419 plans." We recommend that you seek independent tax advice with respect to applications in which you seek particular tax consequences.

      Also, this Policy may be used with certain tax-qualified retirement plans. The Policy includes attributes such as tax deferral on accumulated earnings. Qualified retirement plans provide their own tax-deferral benefits; the purchase of the Policy does not provide additional tax-deferral benefits beyond those provided in the qualified plan. Accordingly, if you are purchasing this Policy through a qualified plan, you should consider purchasing this Policy for its death benefit and other non-tax related benefits. Please consult a tax advisor for information specific to your circumstances to determine whether this Policy is an appropriate investment for you.

  PREMIUMS

         MINIMUM INITIAL PREMIUM. No insurance will take effect until the Minimum Initial Premium is paid, and the health and other conditions of the Insured described in the application must not have changed.

  AMOUNT AND TIMING OF PREMIUMS. Each subsequent premium payment must be at least $300. Subject to certain limitations described below, you have considerable flexibility in determining the amount and frequency of premium payments.

         At the time of application, you may select a Planned Annual Premium schedule, based on a periodic billing mode of annual payments. You may request us to send an annual premium reminder notice. You may change the Planned Annual Premium amount. Payments may be made by wire transfer or by check.

         You are not required to pay the Planned Annual Premiums in accordance with any specified annual schedule. You may pay premiums in any amount (subject to the $300 minimum and the limitations described in the next section), frequency and time period. Payment of the Planned Annual Premiums will not, however, guarantee that the Policy will remain in force (except that if such premiums are at least equal to the Cumulative Minimum Monthly Premium, then the Policy will remain in force for at least 5 years). Instead, the duration of the Policy depends upon the Policy's Net Account Value. Thus, even if Planned Annual Premiums are paid, the Policy will lapse whenever the Net Account Value is insufficient to pay the Monthly Deductions and any other charges under the Policy and if a Grace Period expires without an adequate payment by you (unless the Policy is in its first five years, and the Cumulative Minimum Monthly Premium has been paid).

        Any payments made while there is an outstanding Policy loan will be applied as premium payments rather than loan repayments, unless we are notified in writing that the amount is to be applied as a loan repayment. No premium payments may be made after the Insured reaches Attained Age 99. However, loan repayments will be permitted after Attained Age 99.

         Higher premium payments under Death Benefit Option A, until the Death Benefit Factor times the Cash Surrender Value exceeds the Face Amount, will generally result in a lower Net Amount at Risk, and lower Cost of Insurance Charges against the Policy. Conversely, lower premium payments in this situation will result in a higher Net Amount at Risk, which will result in higher Cost of Insurance Charges under the Policy.

         Under Death Benefit Option B, until the Death Benefit Factor times the Cash Surrender Value exceeds the Face Amount plus the Account Value, the level of premium payments will not affect the Net Amount at Risk. (However, both the Account Value and Death Benefit will be higher if premium payments are higher, and lower if premium payments are lower.)

         Under either Death Benefit Option, if the Death Benefit is based on the Death Benefit Factor times the Cash Surrender Value, then higher premium payments will result in a higher Net Amount at Risk, and higher Cost of Insurance Charges. Lower premium payments will result in a lower Net Amount at Risk, and lower Cost of Insurance Charges.

         PREMIUM LIMITATIONS. With regard to a Policy's inside build-up, in the case of Policies to which the Guideline Premium Test for federal income tax law compliance applies, the Internal Revenue Code of 1986 (the "Code") provides for exclusion of the Death Benefit from gross income if total premium payments do not exceed certain stated limits. In no event can the total of all premiums paid under such a Policy exceed such limits. If at any time a premium is paid which would result in total premiums exceeding such limits, we will only accept that portion of the premium which would make total premiums equal the maximum amount which may be paid under the Policy. The excess will be promptly refunded, and in the cases of premiums paid by check, after such check has cleared. If there is an outstanding loan on the Policy, the excess may instead be applied as a loan repayment.

        The maximum premium limitations set forth in the Code depend in part upon the amount of the Death Benefit at any time. As a result, any Policy changes which affect the amount of the Death Benefit may affect whether cumulative premiums paid under the Policy exceed the maximum premium limitations. To the extent that any such change would result in cumulative premiums exceeding the maximum premium limitations, we will not effect such change. (See "Federal Income Tax Considerations," below)

       Unless the Insured provides satisfactory evidence of insurability, we reserve the right to limit the amount of any premium payment if it increases the Net Amount at Risk.

       For Policies to which the Cash Value Accumulation Test for federal income tax law compliance applies, the Internal Revenue Code does not provide any limits on premium payments in determining whether a policy qualifies as life insurance under the Code.

         ALLOCATION OF NET PREMIUMS. The Net Premium equals the premium paid less the Premium Loads. In the application for the Policy, you will indicate how Net Premiums should be allocated among the Subaccounts of the Separate Account. You may change these allocations at any time by written notice to the Third Party Administrator. The percentages of each Net Premium that may be allocated to any Subaccount must be in whole numbers of not less than 5%, and the sum of the allocation percentages must be 100%. Except in the circumstances described in the following paragraph, National Life will allocate the Net Premiums as of the Valuation Date it receives such premium at its Home Office, based on the allocation percentages then in effect.

         Any portion of the Initial Premium and any subsequent premiums received by National Life before the end of the free-look period held in the Money Market Subaccount until the earliest of:

        1. the end of the tenth day following receipt of the Policy by the Owner, if we receive at our Home Office or at the office of the Third Party Administrator a signed delivery receipt for the Policy on or before that date;
        2. the end of the day on which we receive at the Home Office or at the office of the Third Party Administrator a signed delivery receipt for the Policy, if on or between the eleventh and nineteenth days following receipt of the Policy by the Owner; or
        3. the end of the 20th day following receipt of the Policy by the Owner, otherwise.


         We will then, on the next Valuation Date, allocate the amount in the Money Market Subaccount to each of the Subaccounts selected in the application based on the allocation percentage set forth in the application for such Subaccount.

         The values of the Subaccounts will vary with their investment experience. You bear the entire investment risk. Please note that during extended periods of low interest rates, the yields on the Money Market Subaccount may become extremely low, and possibly even negative. You should periodically review your allocation percentages in light of market conditions and your overall financial objectives.

TRANSFERS

         You may transfer the Account Value among the Subaccounts of the Separate Account on any business day by making a written transfer request to us. Transfer requests must be in a form acceptable to us. Transfers among the Subaccounts of the Separate Account are made as of the Valuation Date on which the request for transfer is received at the office of the Third Party Administrator. You may transfer all or part of the amount in one of the Subaccounts of the Separate Account to another Subaccount or Subaccounts. However, Account Value may not be allocated to more than ten Subaccounts at any one time.

         Currently an unlimited number of transfers is permitted without charge, and we have no current intent to impose a transfer charge in the foreseeable future. However, we reserve the right, upon prior notice to Policy Owners, to change this policy so as to deduct a transfer charge of up to $25 from each transfer in excess of the twelfth transfer during any one Policy Year. All transfers effected on the same Valuation Date are treated as one transfer transaction. Transfers resulting from Policy loans, the exercise of the transfer right for change of investment policy, and the reallocation from the Money Market Subaccount following the free look period after the date the Policy is delivered, will not be subject to a transfer charge and will not count against the twelve free transfers in any Policy Year. Under present law, transfers are not taxable transactions.

TRANSFER RIGHT FOR CHANGE IN INVESTMENT POLICY

If the investment policy of a Subaccount of the Separate Account is materially changed, you may transfer the portion of the Account Value in such Subaccount to another Subaccount, without regard to any limits on transfers or free transfers.

AVAILABLE AUTOMATED FUND MANAGEMENT FEATURES

       We currently offer, at no charge to you, two automated fund management features. Only one of these features may be active for any single Policy at any time. We are not legally obligated to continue to offer these features. Although we have no current intention to do so, we may cease offering one or both these features at any time, after providing 60 days prior written notice to all Owners who are then utilizing the features being discontinued


       DOLLAR COST AVERAGING. This feature permits you to automatically transfer funds from the Money Market Subaccount to any other Subaccounts on a monthly basis. You may elect Dollar Cost Averaging at issue by marking the appropriate box on the initial application, and completing the appropriate instructions. You may also begin a Dollar Cost Averaging program after issue by filling out similar information on a change request form and sending it to us at our Home Office. You may discontinue Dollar Cost Averaging at any time by sending an appropriate change request form to the Home Office.
     PORTFOLIO REBALANCING. This feature permits you to automatically rebalance the value in the Subaccounts on a semi-annual basis, based on your premium allocation percentages in effect at the time of the rebalancing. You may elect Portfolio Rebalancing at issue by marking the appropriate box on the application, or, after issue, by completing a change request form and sending it to our Home Office. You may discontinue Portfolio Rebalancing at any time by submitting an appropriate change request form to us at our Home Office.



ACCOUNT VALUE

         The Account Value is the total amount of value held under the Policy at any time. It is equal to the sum of the Policy's values in the Separate Account and the Loan Account. In Policy Years one and two, the Cash Surrender Value is the Account Value reflecting the Distribution Charge Refund, except when the state of governing jurisdiction is New York. In Policy Years 1 to 5 the Cash Surrender Value is further enhanced by reflecting the nonguaranteed enhancement, if applicable, described under "Enhancement of Cash Surrender Value in the Early Policy Years", below. For Policies for which the state of governing jurisdiction is New York, Cash Surrender Value is calculated as the Account Value plus the nonguaranteed enhancement described below under "Enhancement of Cash Surrender Value in the Early Policy Years". After the fifth Policy Anniversary, the Cash Surrender Value is equal to the Account Value. There is no guaranteed minimum for the Account Value in any of the Subaccounts of the Separate Account and, because the Account Value on any future date depends upon a number of variables, it cannot be predetermined.

         The Net Account Value and Net Cash Surrender Value will reflect the Net Premiums paid, investment performance of the chosen Subaccounts of the Separate Account, any transfers, any Withdrawals, any loans, any loan repayments, any loan interest, and charges assessed in connection with the Policy.

      DETERMINATION OF NUMBER OF UNITS FOR THE SEPARATE ACCOUNT. Amounts allocated, transferred or added to a Subaccount of the Separate Account under a Policy are used to purchase units of that Subaccount; units are redeemed when amounts are deducted, transferred or withdrawn. The number of units a Policy has in a Subaccount equals the number of units purchased minus the number of units redeemed up to such time. For each Subaccount, the number of units purchased or redeemed in connection with a particular transaction is determined by dividing the dollar amount by the unit value.

       DETERMINATION OF UNIT VALUE. The unit value of a Subaccount is equal to the unit value on the immediately preceding Valuation Date multiplied by the Net Investment Factor for that Subaccount on that Valuation Date.

         NET INVESTMENT FACTOR. Each Subaccount of the Separate Account has its own Net Investment Factor. The Net Investment Factor measures the daily investment performance of the Subaccount. The factor will increase or decrease, as appropriate, to reflect net investment income and capital gains or losses, realized and unrealized, for the securities of the underlying portfolio or series.

         The asset charges for mortality and expense risks and for separate account administration will be deducted in determining the applicable Net Investment Factor.

         CALCULATION OF ACCOUNT VALUE. The Account Value is determined first on the date the Initial Premium is credited to the Policy and thereafter on each Valuation Date. On the date the Initial Premium is credited to the Policy, the Account Value will be the Net Premiums received, plus any earnings prior to that date, less the Monthly Deduction(s) due on such date. On each Valuation Date thereafter, the Account Value will be:

         (1) The aggregate of the values attributable to the Policy in the Separate Account, determined by multiplying the number of units the Policy has in each Subaccount of the Separate Account by such Subaccount's unit value on that date; plus

         (2)      The value attributable to the Policy in the Loan Account.

ENHANCEMENT TO CASH SURRENDER VALUE IN THE EARLY POLICY YEARS

For Policies other than those for which the state of governing jurisdiction is New York, National Life currently provides enhancements to the Cash Surrender Values of the Policies during the first five Policy Years, to the extent shown below. National Life intends to recover these enhancements through charge-backs of distribution expenses. The enhancements are not guaranteed, however.

POLICY YEAR      CASH SURRENDER VALUE ENHANCEMENT
-----------      --------------------------------

         1       lesser of:     (w) 4% of the first year premium, or
                                (x) 2/3 of the total first year Distribution
                                    Charge

         2       sum of:
                 (a) lesser of: (w) 4% of the first year premium, or (x) 2/3 of the total first year Distribution Charge; and
                 (b) lesser of: (y) 6% of second year premium or (z) the second year Distribution Charge

         3       sum of:
                 (a) lesser of: (w) 4% of the first year premium, or (x) 2/3 of the total first year Distribution Charge; and
                 (b) lesser of: (y) 6% of second year premium or (z) the second year Distribution Charge

         4       60% of the sum of:
                 (a) lesser of: (w) 4% of the first year premium, or (x) 2/3 of the total first year Distribution Charge; and
                 (b) lesser of: (y) 6% of second year premium or (z) the second year Distribution Charge

         5       20% of the sum of:
                 (a) lesser of: (w) 4% of the first year premium, or (x) 2/3 of the total first year Distribution Charge; and
                 (b) lesser of: (y) 6% of second year premium or (z) the second year Distribution Charge.

         For Policies for which the state of governing jurisdiction is New York, the enhancement adds to Account Value as shown below:

Policy year 1:       An amount equal to one third (1/3) of first year premium
                     load plus lower of 4% of first year premium or two third of the total first year premium load

Policy year 2        Amount of enhancement in Policy Year 1 plus an amount equal to lower of 6% of second year premium or second year premium load less 2% of second year premium

Policy year 3:       Same as in Policy Year 2

Policy year 4:       60% of enhancement in Policy Year 3
Policy year 5:       20% of enhancement in Policy year 3
Policy year 6 and
thereafter:          Enhancement is zero.



                                  DEATH BENEFIT

         GENERAL. As long as the Policy remains in force, the Death Benefit of the Policy will, upon due proof of the Insured's death (and fulfillment of certain other requirements), be paid to the named Beneficiary in accordance with the designated Death Benefit Option, unless the claim is contestable in accordance with the terms of the Policy. The proceeds may be paid in cash or under one of the Settlement Options set forth in the Policy. The Death Benefit payable under Option A will be the greater of the Face Amount or the Death Benefit Factor times the Cash Surrender Value on the date of death; under Option B, the Death Benefit will be the greater of the Face Amount plus the Account Value on the date of death, or the Death Benefit Factor times the Cash Surrender Value on the date of death, in each case plus any Supplemental Term Insurance Amount, less any outstanding Policy loan and accrued interest, and less any unpaid Monthly Deductions.

         FEDERAL INCOME TAX LAW COMPLIANCE TEST OPTIONS. The Policy must satisfy either of two death benefit compliance tests in order to qualify as life insurance under section 7702 of the Internal Revenue Code: the Cash Value Accumulation Test or the Guideline Premium Test. Each test effectively requires that the Policy's Death Benefit, plus any outstanding Policy loans and accrued interest, and any unpaid Monthly Deductions, must always be equal to or greater than the Cash Surrender Value multiplied by a certain percentage (the "Death Benefit Factor"). Thus, the Policy has been structured so that the Death Benefit may increase above the Face Amount in order to comply with the applicable test. The Death Benefit Factor for the Guideline Premium Test varies only by age, as shown below:

                         DEATH                                  DEATH
    ATTAINED AGE         BENEFIT FACTOR       ATTAINED AGE      BENEFIT FACTOR
    ------------         --------------       ------------      --------------

       40 and under      250%                      70                115%
       45                215%                      75-90             105%
       50                185%                      91                104%
       55                150%                      92                103%
       60                130%                      93                102%
       65                120%                      94                101%
                                                   95+               100%

For Attained Ages not shown, the percentages will decrease by a ratable portion of each full year.

        The Death Benefit Factor for the Cash Value Accumulation Test varies by age and sex, and generally such Death Benefit Factors are different from those for the Guideline Premium Test. The Guideline Premium Test also imposes maximum premium limits, whereas the Cash Value Accumulation test does not.

        You must select and specify on the application which of the two federal tax death benefit compliance tests will apply. Once the Policy is issued, you may not change this selection. In general, where maximum accumulation of Account Value during the initial Policy Years is a primary objective, the Cash Value Accumulation Test is more appropriate. If your primary objective is the most economically efficient method of obtaining a specified amount of coverage, the Guideline Premium Test is generally more appropriate. You should take into account in considering the Guideline Premium Test that both Option A and Option B are available, and that it is possible to change from time to time between Option A and Option B. Since the selection of the federal tax death benefit compliance test depends on complex factors and may not be changed, prospective purchasers of the Policy should consult with a qualified tax adviser before making this election.

        In 2001 we began to use uni-smoke factors for purposes of testing compliance with section 7702, rather than the smoker distinct factors used previously.

      DEATH BENEFIT OPTIONS. The Policy provides two Death Benefit Options:
Option A and Option B. Policies which use the Guideline Premium Test as the federal tax death benefit compliance test may select either Death Benefit Option A or Option B. You designate the Death Benefit Option in the application, and you may change it as described in "Change in Death Benefit Option," below. Only Option A is available for Policies which use the Cash Value Accumulation Test as the federal tax death benefit compliance test.

      OPTION A. The Death Benefit is equal to the greater of (a) the Face Amount of the Policy and (b) the Cash Surrender Value on the Valuation Date on or next following the Insured's date of death multiplied by the applicable Death Benefit Factor, in each case less any outstanding Policy loan and accrued interest thereon, and less any unpaid Monthly Deductions.

      ILLUSTRATION OF OPTION A -- FOR PURPOSES OF THIS ILLUSTRATION, ASSUME THAT THE INSURED IS UNDER ATTAINED AGE 40, THE GUIDELINE PREMIUM TEST HAS BEEN ELECTED, AND THERE IS NO POLICY LOAN OUTSTANDING.

      UNDER OPTION A, A POLICY WITH A FACE AMOUNT OF $200,000 WILL GENERALLY HAVE A DEATH BENEFIT OF $200,000, ASSUMING NO POLICY LOANS OUTSTANDING AND NO UNPAID MONTHLY DEDUCTIONS. THE DEATH BENEFIT FACTOR FOR AN INSURED UNDER ATTAINED AGE 40 ON THE POLICY ANNIVERSARY PRIOR TO THE DATE OF DEATH IS 250%. BECAUSE THE DEATH BENEFIT MUST BE EQUAL TO OR GREATER THAN 2.50 TIMES THE CASH SURRENDER VALUE, ANY TIME THE CASH SURRENDER VALUE EXCEEDS $80,000 THE DEATH BENEFIT WILL EXCEED THE FACE AMOUNT. EACH ADDITIONAL DOLLAR ADDED TO THE CASH SURRENDER VALUE WILL INCREASE THE DEATH BENEFIT BY $2.50. THUS, A 35 YEAR OLD INSURED WITH A CASH SURRENDER VALUE OF $90,000 WILL HAVE AN DEATH BENEFIT OF $225,000 (2.50 X $90,000, AND A CASH SURRENDER VALUE OF $150,000 WILL HAVE AN DEATH BENEFIT OF $375,000 (2.50 X $150,000).

      Similarly, any time the Cash Surrender Value exceeds $80,000, each dollar taken out of the Cash Surrender Value will reduce the Death Benefit by $2.50. If at any time, however, the Cash Surrender Value multiplied by the specified percentage is less than the Face Amount, the Death Benefit will be the Face Amount of the Policy.

      If the Cash Value Accumulation Test for tax compliance applies to a Policy, the Death Benefit Factors will be different but the above example otherwise applies.

      OPTION B. The Death Benefit is equal to the greater of (a) the Face Amount of the Policy PLUS the Account Value and (b) the Cash Surrender Value on the Valuation Date on or next following the Insured's date of death multiplied by the applicable Death Benefit Factor (shown in the table above), in each case less any outstanding Policy loan and accrued interest thereon, and less any unpaid Monthly Deductions. As noted above, Option B is only available for Policies on which the Guideline Premium Test has been elected.

      ILLUSTRATION OF OPTION B -- FOR PURPOSES OF THIS ILLUSTRATION, ASSUME THAT THE INSURED IS UNDER ATTAINED AGE 40 AND THERE IS NO POLICY LOAN OUTSTANDING.

      UNDER OPTION B, A POLICY WITH A FACE AMOUNT OF $200,000 WILL GENERALLY HAVE AN DEATH BENEFIT OF $200,000 PLUS THE CASH SURRENDER VALUE, ASSUMING NO POLICY LOANS OUTSTANDING AND NO UNPAID MONTHLY DEDUCTIONS. THUS, FOR EXAMPLE, A POLICY WITH A $50,000 CASH SURRENDER VALUE WILL HAVE A DEATH BENEFIT OF $250,000 ($200,000 PLUS $50,000). SINCE THE APPLICABLE DEATH BENEFIT FACTOR IS 250%, THE DEATH BENEFIT WILL BE AT LEAST 2.50 TIMES THE CASH SURRENDER VALUE. AS A RESULT, IF THE CASH SURRENDER VALUE EXCEEDS $133,333, THE DEATH BENEFIT WILL BE GREATER THAN THE FACE AMOUNT PLUS THE CASH SURRENDER VALUE. EACH ADDITIONAL DOLLAR ADDED TO THE CASH SURRENDER VALUE ABOVE $133,333 WILL INCREASE THE DEATH BENEFIT BY $2.50. AN INSURED WITH A CASH SURRENDER VALUE OF $150,000 WILL HAVE A DEATH BENEFIT OF $375,000 (2.50 X $150,000), AND A CASH SURRENDER VALUE OF $200,000 WILL YIELD A DEATH BENEFIT OF $500,000 (2.50 X $200,000). SIMILARLY, ANY TIME THE CASH SURRENDER VALUE EXCEEDS $133,333, EACH DOLLAR TAKEN OUT OF THE CASH SURRENDER VALUE WILL REDUCE THE DEATH BENEFIT BY $2.50. IF AT ANY TIME, HOWEVER, THE CASH SURRENDER VALUE MULTIPLIED BY THE SPECIFIED PERCENTAGE IS LESS THAN THE FACE AMOUNT PLUS THE CASH SURRENDER VALUE, THE DEATH BENEFIT WILL BE THE FACE AMOUNT PLUS THE CASH SURRENDER VALUE.

      At Attained Age 99, Option B automatically becomes Option A.

      CHANGE IN DEATH BENEFIT OPTION. After the first Policy Year, the Death Benefit Option in effect for Policies which have elected the Guideline Premium Test as the federal tax death benefit compliance test may be changed by sending National Life a written request. No charges will be imposed to make a change in the Death Benefit Option. The effective date of any such change will be the Policy Anniversary on or next following the date we receive the written request. Only one change in Death Benefit Option is permitted in any one Policy Year.

      On the effective date of a change in Death Benefit Option, the Face Amount is adjusted so that there will be no change in the Death Benefit or the Net Amount at Risk. In the case of a change from Option B to Option A, the Face Amount must be increased by the Account Value. In the case of a change from Option A to Option B, the Face Amount must be decreased by the Account Value. The change from Option A to Option B will not be allowed if it would reduce the Face Amount to less than the Minimum Face Amount.

      On the effective date of the change, the Death Benefit, Account Value and Net Amount at Risk (and therefore the Cost of Insurance Charges) are unchanged. However, after the effective date of the change, the pattern of future Death Benefits, Account Value, Net Amount at Risk and Cost of Insurance Charges will be different than if the change had not been made..

      If a change in the Death Benefit Option would result in cumulative premiums exceeding the maximum premium limitations under the Internal Revenue Code for life insurance (such limitations apply only to Policies to which the Guideline Premium Test for federal income tax law compliance has been elected), we will not effect the change.

      A change in the Death Benefit Option may have Federal income tax consequences. (See "Tax Treatment of Policy Benefits," below.)

      HOW THE DEATH BENEFIT MAY VARY. The amount of the Death Benefit may vary with the Account Value in the following circumstances. The Death Benefit under Option A will vary with the Account Value whenever the Death Benefit Factor multiplied by the Cash Surrender Value exceeds the Face Amount of the Policy. The Death Benefit under Option B will always vary with the Account Value because the Death Benefit equals the greater of (a) the Face Amount plus the Account Value and (b) the Cash Surrender Value multiplied by the Death Benefit Factor.

      SUPPLEMENTAL TERM INSURANCE. As discussed in more detail under "Supplemental Term Insurance Rider", below, we offer optional term insurance. This rider provides a death benefit upon death of the Insured that supplements the Death Benefit under the base Policy. The death benefit under this rider generally may be more cost effective to you than increasing your Face Amount under the Policy.

ABILITY TO ADJUST FACE AMOUNT

      Subject to certain limitations, you may increase or decrease the Policy's Face Amount by submitting a written application to National Life. The effective date of an increase will be the Monthly Policy Date on or next following our approval of the request, and the effective date of a decrease is the Monthly Policy Date on or next following the date that we receive the written request. An increase or decrease in Face Amount may have federal tax consequences. (See "Tax Treatment of Policy Benefits," below.) The effect of changes in Face Amount on Policy charges, as well as other considerations, are described below. The Face Amount, and any change in Face Amount, do not include any coverage provided by the Term Rider, if it has been elected.

        INCREASE. To obtain an increase in the Face Amount, you should submit an application for the increase. We reserve the right to require evidence satisfactory to us of the Insured's insurability, if the Net Amount at Risk would increase. For Policies issued on the basis of guaranteed issue underwriting, increases in Face Amount are limited to a maximum of 10% without medical underwriting. Automated annual increases in Face Amount of specified percentages or dollar amounts, or in the amount of premium payments, may be elected. You may not increase the Face Amount after the Insured's Attained Age 85 (Attained Age 65 in the case of guaranteed issue or simplified issue underwriting).

        On the effective date of an increase, and taking the increase into account, the Net Account Value must be greater than the Monthly Deductions then due. If the Net Account Value is not sufficient, the increase will not take effect until you make a sufficient additional premium payment to increase the Net Account Value.

        An increase in the Face Amount will generally affect the total Net Amount at Risk which will increase the monthly Cost of Insurance Charges. In addition, the Insured may be in a different Rate Class as to the increase in insurance coverage. An increase in premium payment or frequency may be appropriate after an increase in Face Amount.

         DECREASE. By providing a written request, you may decrease the Face Amount of the Policy. The Face Amount after any decrease may not be less than the Minimum Face Amount, which is generally currently $5000, or may not be less than the minimum amount for which the Policy qualify as life insurance for federal income tax purposes under the Internal Revenue Code.

        A decrease in the Face Amount generally will decrease the total Net Amount at Risk, which will decrease your monthly Cost of Insurance Charges.

        For purposes of determining the Cost of Insurance Charge, any decrease in the Face Amount will reduce the Face Amount in the following order: (a) the increase in Face Amount provided by the most recent increase; (b) the next most recent increases, in inverse chronological order; and (c) the Face Amount on the Date of Issue.

PAYMENT OF POLICY BENEFITS.

      You may decide the form in which Death Benefit proceeds will be paid. During the Insured's lifetime, you may arrange for the Death Benefit to be paid in a lump sum or under a Settlement Option. These choices are also available upon surrender of the Policy for its Net Cash Surrender Value. If no election is made, payment will be made in a lump sum. The Beneficiary may also arrange for payment of the Death Benefit in a lump sum or under a Settlement Option. If paid in a lump sum, the Death Benefit under a Policy will ordinarily be paid to the Beneficiary within seven days after National Life receives proof of the Insured's death at its Home Office and all other requirements are satisfied. If paid under a Settlement Option, the Death Benefit will be applied to the Settlement Option within seven days after National Life receives proof of the Insured's death at its Home Office and all other requirements are satisfied.

       Interest at the annual rate of 4% or any higher rate declared by us or required by law is paid on the Death Benefit from the date of death until payment is made.

       Any amounts payable as a result of surrender, will ordinarily be paid within seven days of receipt of written request at National Life's Home Office or the office of the Third Party Administrator in a form satisfactory to National Life. Any amounts payable as a result of a Withdrawal or Policy loan will ordinarily be paid within seven days of the Valuation Date on which such Withdrawal or Policy loan is validly requested.

      Generally, the amount of a payment will be determined as of the date of receipt by National Life or the Third Party Administrator of all required documents. However, National Life may defer the determination or payment of such amounts if the date for determining such amounts falls within any period during which: (1) the disposal or valuation of a Subaccount's assets is not reasonably practicable because the New York Stock Exchange is closed or conditions are such that, under the SEC's rules and regulations, trading is restricted or an emergency is deemed to exist; or (2) the SEC by order permits postponement of such actions for the protection of National Life policyholders.

       We may postpone any payment under the Policy derived from an amount paid by check or draft until we are is satisfied that the check or draft has been paid by the bank upon which it was drawn.

       If mandated under applicable law, we may be required to reject a premium payment. We may also be required to block an Owner's account and thereby refuse to honor any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.

SETTLEMENT OPTIONS

      There are several ways of receiving proceeds under the Death Benefit and surrender provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of the Separate Account. More detailed information concerning these settlement options is available in your Policy, upon request from our Home Office, or by referring to the Statement of Additional Information. Even if the Death Benefit under the Policy is excludible from income, payments under Settlement Options may not be excludible in full. This is because earnings on the Death Benefit after the Insured's death are taxable and payments under the Settlement Options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under the Settlement Options.


                                  POLICY LOANS

         GENERAL. You may, on any Valuation Date, borrow money from National Life using the Policy as the only security for the loan. In most states, the amount of these loans may not exceed the Policy's Net Account Value on the date of receipt of the loan request, minus three times the Monthly Deduction for the next Monthly Policy Date. In Vermont , the maximum amount of all loans is the Net Account Value. For Policies for which the state of governing jurisdiction is New York, the maximum amount of all loans is calculated as follows:

         As of the beginning of any Policy month, the greater of:

(1) Account Value plus Net Premium if any, less any Withdrawal, less the Minimum Net Premium, all discounted at the loan interest rate from the succeeding Policy Anniversary to present, less any outstanding Policy loan.

         or

(2)      75% of the Net Account Value as of the date of the loan.

     If the Policy has been purchased for employee benefit funding in the state of New York, then the maximum annual loan as a percentage of Net Account Value per each policy year during the first five Policy Years will not exceed the following percentages:

                             Policy     Year Percentage
                             ------     ---------------
                                 1           30%
                                 2           45%
                                 3           60%
                                 4           75%
                                 5           90%

      The Company reserves the right to increase the above percentages if the Owner provides a satisfactory written explanation pertaining to any unforeseen substantial loss of income or unforeseen increase in financial obligations.

      While the Insured is living, you may repay all or a portion of a loan and accrued interest. Loans may be taken by making a written request to the Third Party Administrator. Loan proceeds will be paid within seven days of the Valuation Date on which a valid loan request is received at the office of the Third Party Administrator.

         INTEREST RATE CHARGED. We currently charge the following interest rates on Policy loans:

                  Policy Years 1 - 7 : 4.47% per year;
                  Policy Years 8 - 10 : 4.37% per year;
                  Policy Years 11 - 20 : 4.27% per year; and
                  Policy Years 21 and thereafter: 4.22% per year.

      However, these interest rates are not guaranteed. We may in the future charge our guaranteed maximum interest rates of:

                  Policy Years 1 - 7 : 4.60% per year;
                  Policy Years 8 - 10 : 4.50% per year;
                  Policy Years 11 - 20 : 4.40% per year; and
                  Policy Years 21 and thereafter: 4.35% per year.


      Interest is charged from the date of the loan and will be added to the loan balance at the end of the Policy Year and bear interest at the same rate. The tax treatment of no or low cost loans is uncertain (see "Tax Treatment of Policy Benefits, below).


         ALLOCATION OF LOANS AND COLLATERAL. When a Policy loan is taken, Account Value is held in the Loan Account as Collateral for the Policy loan. Account Value is taken from the Subaccounts of the Separate Account based upon the proportion that each Subaccount's value bears to the total Account Value in the Separate Account.

         The Collateral for a Policy loan will initially be the loan amount. Any loan interest due and unpaid will be added to the Policy loan. We will take additional Collateral for such loan interest so added pro rata from the Subaccounts of the Separate Account, and hold the Collateral in the Loan

Account. At any time, the amount of the outstanding loan under a Policy equals the sum of all loans (including due and unpaid interest added to the loan balance) minus any loan repayments.

         INTEREST CREDITED TO AMOUNTS HELD AS COLLATERAL. We will credit the amount held in the Loan Account as Collateral with interest at an effective annual rate of 4%.

         EFFECT OF POLICY LOAN. Policy loans, whether or not repaid, will have a permanent effect on the Account Value, and may permanently affect the Death Benefit under the Policy. The effect on the Account Value and Death Benefit could be favorable or unfavorable, depending on whether the investment performance of the Subaccounts is less than or greater than the interest being credited on the amounts held as Collateral in the Loan Account while the loan is outstanding. Compared to a Policy under which no loan is made, values under a Policy will be lower when the credited interest rate on Collateral is less than the investment experience of assets held in the Separate Account. The longer a loan is outstanding, the greater the effect a Policy loan is likely to have. The Death Benefit will be reduced by the amount of any outstanding Policy loan.

         LOAN REPAYMENTS. We will assume that any payments made while there is an outstanding loan on the Policy are premium payments, rather than loan repayments, unless it receives written instructions that a payment is a loan repayment. In the event of a loan repayment, the amount held as Collateral in the Loan Account will be reduced by an amount equal to the repayment, and such amount will be transferred to the Subaccounts of the Separate Account based on the proportion that each Subaccount's value bears to the total Account Value in the Separate Account.

         LAPSE WITH LOANS OUTSTANDING. The amount of an outstanding loan under a Policy plus any accrued interest on outstanding loans is not part of Net Account Value. Therefore, the larger the amount of an outstanding loan, the more likely it is that the Policy could lapse. In addition, if the Policy is not a Modified Endowment Policy, lapse of the Policy with outstanding loans may result in adverse federal income tax consequences. (See "Tax Treatment of Policy Benefits," below.)

         TAX CONSIDERATIONS. Any loans taken from a "Modified Endowment Contract" will be treated as a taxable distribution. In addition, with certain exceptions, a 10% additional income tax penalty will be imposed on the portion of any loan that is included in income. (See "Distributions from Policies Classified as Modified Endowment Contracts," below.) The tax consequences associated with no or low cost Policy loans from a Policy that is not a modified endowment contract are unclear. A tax adviser should be consulted before taking out a Policy loan.

                           SURRENDERS AND WITHDRAWALS

         At any time before the death of the Insured, you may surrender the Policy for its Net Cash Surrender Value. The Net Cash Surrender Value will equal the Cash Surrender Value less any Policy loan and accrued interest. The Net Cash Surrender Value will be determined by National Life on the Valuation Date it receives, at its Home Office or at the office of the Third Party Administrator, a written surrender request signed by the Owner, and the Policy. Coverage under the Policy will end on the day you mail or otherwise send the written surrender request and the Policy to National Life. We will ordinarily mail surrender proceeds to you within seven days of receipt of the request.

         A surrender may have Federal income tax consequences. (See "Tax Treatment of Policy Benefits," below).

         Before the death of the Insured and on any Valuation Date after the first Policy Anniversary, you may withdraw a portion of the Policy's Net Account Value. The maximum Withdrawal is the Net Account Value on the date of receipt of the Withdrawal request, minus three times the Monthly Deduction on the most recent Monthly Policy Date.

         The Withdrawal will be taken from the Subaccounts of the Separate Account based upon the proportion that each Subaccount's value bears to the total Account Value in the Separate Account.

         The effect of a Withdrawal on the Death Benefit and Face Amount will vary depending upon the Death Benefit Option and federal tax death benefit compliance test in effect and whether the Death Benefit is based on the applicable Death Benefit Factor times the Cash Surrender Value.

         OPTION A. The effect of a Withdrawal on the Face Amount and Death Benefit under Option A and the Guideline Premium Test for tax law compliance is as follows:

                  If the Face Amount divided by the Death Benefit Factor times the Cash Surrender Value exceeds the Account Value just after the Withdrawal, a Withdrawal will reduce the Face Amount by the lesser of such excess and the amount of the Withdrawal.

                  For the purposes of this illustration (and the following illustrations of Withdrawals), assume that the Attained Age of the Insured is under 40, there is no indebtedness and there is no Term Insurance Amount. The applicable Death Benefit Factor is 250% for an Insured with an Attained Age under 40, if the Guideline Premium Test is in effect as the federal tax death benefit compliance test.

                  UNDER OPTION A, A POLICY WITH A FACE AMOUNT OF $300,000 AND AN ACCOUNT VALUE OF $30,000 WILL HAVE A DEATH BENEFIT OF $300,000. ASSUME THAT THE OWNER TAKES A WITHDRAWAL OF $10,000 THE WITHDRAWAL WILL REDUCE THE ACCOUNT VALUE TO $20,000 ($30,000 - $10,000) AFTER THE WITHDRAWAL. THE FACE AMOUNT DIVIDED BY THE DEATH BENEFIT FACTOR IS $120,000 ($300,000 / 2.50), WHICH EXCEEDS THE ACCOUNT VALUE AFTER THE WITHDRAWAL BY $100,000 ($120,000 - $20,000). THE LESSER OF THIS EXCESS AND THE AMOUNT OF THE WITHDRAWAL IS $10,000, THE AMOUNT OF THE WITHDRAWAL. THEREFORE, THE FACE AMOUNT WILL BE REDUCED BY $10,000 TO $290,000.

                  If the Face Amount plus the Term Insurance Amount, divided by the applicable Death Benefit Factor times the Cash Surrender Value does not exceed the Cash Surrender Value just after the Withdrawal, then the Face Amount is not reduced. The Face Amount will be reduced by the lesser of such excess or the amount of the Withdrawal.

                  A decrease in total insurance coverage shall apply first to any Supplemental Term Insurance Amount provided by a Term Rider on this Policy, then to any increase in Face Amount in reverse order in which they were made, and then to the Face Amount on the Date of Issue.

                  UNDER OPTION A, A POLICY WITH A FACE AMOUNT OF $300,000, AN ACCOUNT VALUE OF $150,000, AND NO TERM INSURANCE AMOUNT WILL HAVE A DEATH BENEFIT OF $375,000 ($150,000 X 2.50). ASSUME THAT THE OWNER TAKES A WITHDRAWAL OF $10,000. THE WITHDRAWAL WILL REDUCE THE ACCOUNT VALUE TO $140,000 ($150,000 - $10,000). THE FACE AMOUNT DIVIDED BY THE APPLICABLE DEATH BENEFIT FACTOR IS $120,000, WHICH DOES NOT EXCEED THE ACCOUNT VALUE AFTER THE WITHDRAWAL. THEREFORE, THE FACE AMOUNT STAYS AT $300,000 AND THE DEATH BENEFIT IS $350,000 ($140,000 X 2.50).

         OPTION B. The Face Amount will never be decreased by a Withdrawal. A Withdrawal will, however, always decrease the Death Benefit.

                  If the Death Benefit plus any outstanding Policy loans and any unpaid Monthly Deductions equals the Face Amount plus the Account Value, a Withdrawal will reduce the Account Value by the amount of the Withdrawal and thus the Death Benefit will also be reduced by the amount of the Withdrawal.

                  UNDER OPTION B, A POLICY WITH A FACE AMOUNT OF $300,000 AND AN ACCOUNT VALUE OF $90,000 WILL HAVE A DEATH BENEFIT OF $390,000 ($300,000 + $90,000), ASSUMING NO OUTSTANDING POLICY LOANS AND NO UNPAID MONTHLY DEDUCTIONS. ASSUME THE OWNER TAKES A WITHDRAWAL OF $20,000. THE WITHDRAWAL WILL REDUCE THE ACCOUNT VALUE TO $70,000 ($90,000 - $20,000) AND THE DEATH BENEFIT TO $370,000 ($300,000 +
           $70,000). THE FACE AMOUNT IS UNCHANGED.

                  If the Death Benefit immediately prior to the Withdrawal is based on the applicable Death Benefit Factor times the Cash Surrender Value, the Death Benefit will be reduced to equal the greater of (a) the Face Amount plus the Account Value after deducting the amount of the Withdrawal and Withdrawal Charge and (b) the applicable Death Benefit Factor times the Cash Surrender Value after deducting the amount of the Withdrawal.

                  UNDER OPTION B, A POLICY WITH A FACE AMOUNT OF $300,000 AND AN ACCOUNT VALUE OF $210,000 WILL HAVE A DEATH BENEFIT OF $525,000 ($210,000 X 2.5), ASSUMING NO POLICY LOANS OUTSTANDING AND NO UNPAID MONTHLY DEDUCTIONS. ASSUME THE OWNER TAKES A WITHDRAWAL OF $60,000. THE WITHDRAWAL WILL REDUCE THE ACCOUNT VALUE TO $150,000 ($210,000 - $60,000), AND THE DEATH BENEFIT TO THE GREATER OF (A) THE FACE AMOUNT PLUS THE ACCOUNT VALUE, OR $450,000 ($300,000 + $150,000) AND (B) THE
         DEATH BENEFIT BASED ON THE APPLICABLE DEATH BENEFIT FACTOR TIMES THE CASH SURRENDER VALUE, OR $375,000 ($150,000 X 2.50). THEREFORE, THE DEATH BENEFIT WILL BE $450,000. THE FACE AMOUNT IS UNCHANGED.

         If you have elected the Cash Value Accumulation Test for tax law compliance, a Withdrawal will decrease Face Amount by an amount equal to the amount withdrawn times 1.00327374.

         Because a Withdrawal can affect the Face Amount and the Death Benefit as described above, a Withdrawal may also affect the Net Amount at Risk which is used to calculate the Cost of Insurance Charge under the Policy. Since a Withdrawal reduces the Net Account Value, the likelihood that the Policy will lapse is increased. A request for Withdrawal may not be allowed if such Withdrawal would reduce the Face Amount below the Minimum Face Amount for the Policy. Also, if a Withdrawal would result in cumulative premiums exceeding the maximum premium limitations applicable under the Code for life insurance under the Guideline Premium Test, we will not allow such Withdrawal.

        You may request a Withdrawal only by sending a signed written request to the Third Party Administrator. A Withdrawal will ordinarily be paid within seven days of the Valuation Date on which a valid Withdrawal request is received.

         A Withdrawal of Net Account Value may have Federal income tax consequences. (See "Tax Treatment of Policy Benefits," below.)

                             LAPSE AND REINSTATEMENT

      POLICY LAPSE. The failure to make a premium payment will not itself cause a Policy to lapse. Lapse will only occur when the Net Account Value is insufficient to cover the Monthly Deductions and other charges under the Policy and the Grace Period expires without a sufficient payment. During the first five Policy Years, the Policy will not lapse so long as the Cumulative Minimum Monthly Premium has been paid.

         The Policy provides for a 61-day Grace Period that is measured from the date on which notice is sent by National Life. The Policy does not lapse, and the insurance coverage continues, until the expiration of this Grace Period. In order to prevent lapse, you would have to during the Grace Period make a premium payment equal to the sum of any amount by which the past Monthly Deductions have been in excess of Net Account Value, plus three times the Monthly Deduction due the date the Grace Period began. The notice sent by National Life will specify the payment required to keep the Policy in force. Failure to make a payment at least equal to the required amount within the Grace Period will result in lapse of the Policy without value.

         REINSTATEMENT. A Policy that lapses without value may be reinstated at any time within five years after the beginning of the Grace Period by submitting evidence of the Insured's insurability satisfactory to National Life and payment of an amount sufficient to provide for two times the Monthly Deduction due on the date the Grace Period began plus three times the Monthly Deduction due on the effective date of reinstatement, which is, unless otherwise required by state law, the Monthly Policy Date on or next following the date the reinstatement application is approved. However, where the state of governing jurisdiction is New York, such payment is calculated as three times the Monthly Deduction due when the grace period began, plus any Premium Loads, accumulated at 6% per year, plus any debt owed to us on the Policy. Upon reinstatement, the Account Value will be based upon the premium paid to reinstate the Policy and the Policy will be reinstated with the same Date of Issue as it had prior to the lapse. The Policy Protection Period may not be reinstated.

                             CHARGES AND DEDUCTIONS

      Charges will be deducted in connection with the Policy to compensate National Life for (a) providing the insurance and other benefits set forth in the Policy; (b) administering the Policy; (c) assuming certain mortality and other risks in connection with the Policy; and (d) incurring expenses in distributing the Policy including costs associated with printing prospectuses and sales literature and sales compensation. National Life may realize a profit from any charges. Any such profit may be used for any purpose, including payment of distribution expenses.

PREMIUM LOADS

      A Premium Load will be deducted from each premium payment. The Premium Load consists of the Distribution Charge and the Premium Tax Charge.

       The Distribution Charge is equal to, in Policy Year 1, 13% of premiums paid during the Policy Year up to the Target Premium, and 0.5% of premiums paid in excess of the Target Premium. In Policy Years 2 through 7, the Distribution Charge is equal to 15% of premiums paid during a Policy Year up to the Target Premium, and 2.5% of premiums paid in excess of the Target Premium in any such Policy Year. In Policy Years 8 and thereafter, the Distribution Charge will be 5% of premiums paid during a Policy Year up to the Target Premium, and 2.5% of premiums paid in excess of the Target Premium in any such Policy Year. For this purpose, the Target Premium equals 1.25 times the annual whole life premium which would be calculated for the Policy using the applicable 1980 Commissioners Standard Ordinary Mortality Table and an interest rate of 3.5%.

      The Premium Tax Charge will vary from state to state, and will be equal to the actual amount of premium tax or retaliatory tax assessed on sales in the jurisdiction in which the Policy is sold. Currently Vermont-domiciled insurance companies are assessed a premium tax or a retaliatory tax on sales of life insurance in all states. Premium taxes generally range from 2% to 3.5%. Premium taxes may range up to 4% for certain cities in South Carolina and 12% for certain jurisdictions in Kentucky.

MONTHLY DEDUCTIONS

      Charges will be deducted from the Account Value on or as of the Date of Issue and on each Monthly Policy Date. The Monthly Deduction consists of four components - (a) the Cost of Insurance Charge, (b) the Policy Administration Charge, (c) for Policies issued on the basis of full medical underwriting, the Underwriting Charge, and (d) for Policies containing a Term Rider, the charges associated with the Term Rider. Because portions of the Monthly Deduction, such as the Cost of Insurance Charge, can vary from Policy Month to Policy Month, the Monthly Deduction may vary in amount from Policy Month to Policy Month. The Monthly Deduction will be deducted on a pro rata basis from the Subaccounts of the Separate Account.

         COST OF INSURANCE CHARGE. The monthly Cost of Insurance Charge is calculated by multiplying the cost of insurance rate or rates by the Net Amount at Risk for each Policy Month. Because both the Net Amount at Risk and the variables that determine the cost of insurance rate, such as the Insured's age and the Duration of the Policy, may vary, the Cost of Insurance Charge will likely be different from month to month.

                  (1) NET AMOUNT AT RISK. The Net Amount at Risk on any Monthly Policy Date is approximately the amount by which the Death Benefit exceeds the Account Value. It measures the amount that National Life would have to pay in excess of the Policy's Account Value if the Insured died. The actual calculation uses the Death Benefit divided by 1.00327234 to take into account assumed monthly earnings at an annual rate of 4%. The Net Amount at Risk is determined separately for the Face Amount on the Date of Issue and any increases in Face Amount. In determining the Net Amount at Risk for each increment of Face Amount, the Account Value is first applied to the Face Amount on the Date of Issue. If the Account Value exceeds the Face Amount on the Date of Issue, the excess is then applied to any increases in Face Amount in the order such increases took effect.

      If the Net Amount at Risk increases, your monthly Cost of Insurance Charge will increase proportionately. The Net Amount at Risk may increase if, for example, the Death Benefit is based on the Face Amount and the Account Value decreases because of negative investment results. The Net Amount at Risk may also increase if the Death Benefit is based on the Death Benefit Factor times the Cash Surrender Value and the Account Value rises because of positive investment results. The Net Amount at Risk may decrease in the opposite situations, and if it does, your monthly Cost of Insurance Charge will decrease proportionately.

          (2) COST OF INSURANCE RATE. Policies may be issued

                   (a) after full medical underwriting of the proposed
                   Insured,

                   (b) on a guaranteed issue basis, where no medical underwriting is required prior to issuance of a Policy, or

                   (c) on a simplified underwriting basis, under which medical underwriting is limited to requiring the proposed Insured to answer three medical questions on the application.

Current cost of insurance rates for Policies issued on a guaranteed issue basis or a simplified underwriting basis are higher than current standard cost of insurance rates for healthy Insureds who undergo medical underwriting.

                  GUARANTEED RATES. The guaranteed maximum cost of insurance rates are set forth in the Policy, and will depend on the Insured's Attained Age, Rate Class, and the applicable 1980 Commissioners Standard Ordinary Smoker/Nonsmoker/Unismoker Mortality Table. If you are based in Montana you must generally select a "unisex" Rate Class.

                  CURRENT RATES AND HOW THEY ARE DETERMINED. The actual cost of insurance rates used ("current rates") will depend on the Insured's Attained Age, Rate Class, underwriting method, and Duration. These current cost of insurance rates are set based on National Life's anticipated mortality experience. Generally rates are higher for an older insured, if the Insured is a smoker, or if the Insured is in a substandard rate class (usually because of a health issue). Generally rates are lower for insureds in a fully medically underwritten preferred rate class. Rates may also be higher for a Policy that has a longer Duration, compared to another Policy with identical characteristics and a shorter Duration. As noted above, rates for Policies issued on the basis of guaranteed issue or simplified issue will generally be higher. We periodically review the adequacy of our current cost of insurance rates and may adjust their level if our anticipated mortality experience changes. However, our cost of insurance rates will never exceed guaranteed maximum cost of insurance rates. Any change in the current cost of insurance rates will apply to all persons of the same Issue Age, Rate Class, underwriting method, and with Policies of the same Duration.

         A cost of insurance rate is determined separately for the Face Amount on the Date of Issue and any increases in Face Amount. In calculating the Cost of Insurance Charge, the rate for the Rate Class on the Date of Issue is applied to the Net Amount at Risk for the Face Amount on the Date of Issue (see "Rate

Class", below). For each increase in Face Amount, the rate for the Rate Class applicable to the increase is used. If, however, the Death Benefit is based on the Cash Surrender Value times the Death Benefit Factor, the rate for the Rate Class for the Face Amount on the Date of Issue will be used for the amount of the Death Benefit in excess of the total Face Amount.

                  RATE CLASS. The Rate Class of the Insured will affect the guaranteed and current cost of insurance rates. National Life currently places Insureds into, for each of guaranteed issue, simplified issue, and full medical underwriting, male non-smoker, female non-smoker, unisex non-smoker, male smoker, female smoker, unisex smoker, unisex unismoker, male unismoker, and female unismoker Rate Classes. For full medical underwriting cases, preferred and substandard rate classes may also apply. Substandard, Smoker, male, guaranteed issue and simplified issue Rate Classes reflect higher mortality risks. The unisex Rate Classes are not available in certain states.

                  COST OF TERM INSURANCE. For Policies which include the Term Rider, the cost of term insurance under the Rider will be the Supplemental Term Insurance Amount, divided by 1.00327234, times the same cost of insurance rates that apply to the Net Amount at Risk for the Face Amount.

                  POLICY ADMINISTRATION CHARGE. The Policy Administration Charge, which is currently $5.50 per month, will be deducted from the Account Value on or as of the Date of Issue and each Monthly Policy Date as part of the Monthly Deduction. The Policy Administration Charge may be increased, but is guaranteed never to exceed $8.00 per month.

                  UNDERWRITING CHARGE. Policies issued on the basis on full medical underwriting will be assessed an Underwriting Charge, deducted monthly as part of the Monthly Deduction. The Underwriting Charge totals $20 in Policy Year 1, and $45 in each of the next four Policy Years. Policies issued on the basis of guaranteed issue or simplified issue will not be assessed an Underwriting Charge.

MORTALITY AND EXPENSE RISK CHARGE

         A daily Mortality and Expense Risk Charge will be assessed against the Separate Account. The current annual rates are set forth below for the various Policy Years of a Policy.

     For Policy Years 1 - 7: 0.22% of Account Value in the Separate Account
     For Policy Years 8 -10: 0.12% of Account Value in the Separate Account
     For Policy Years 11-20: 0.02% of Account Value in the Separate Account; and For Policy Year 21 and thereafter: 0.00% of Account Value in the
     Separate Account.

      We may increase the above rates for the Mortality and Expense Risk Charge, but the charge is guaranteed not to exceed 0.60% of Account Value in the Separate Account at all times.


SEPARATE ACCOUNT ADMINISTRATION CHARGE


A daily Separate Account Administration Charge is assessed against the Separate Account. This daily charge is assessed at an annual rate of 0.10% of the Account Value in each Subaccount of the Separate Account. This charge is guaranteed not to increase. National Life currently intends to reduce the Separate Account Administration Charge for Policy Years after Policy Year 20 to 0.07% annually. This cost reduction is not guaranteed, however, and will be continued only if our expense experience with the Policies justifies it.


TRANSFER CHARGE

      Currently, unlimited transfers are permitted among the Subaccounts. We have no present intention to impose a transfer charge in the foreseeable future. However, we reserve the right to impose in the future a transfer charge of up to $25 on each transfer in excess of twelve transfers in any Policy Year.

    If imposed, the transfer charge will be deducted from the Subaccounts based on the proportion that each Subaccount's value bears to the total Account Value in the Separate Account. All transfers effected on the same Valuation Date would be treated as one transfer transaction. The transfer charge will not apply to transfers resulting from Policy loans, the exercise of the transfer right due to the change in investment policy of a Subaccount, or the initial reallocation of Account Values from the Money Market Subaccount to other Subaccounts, These transfers will not count against the twelve free transfers in any Policy Year.

OTHER CHARGES

         The Separate Account purchases shares of the Funds at net asset value. The net asset value of those shares reflect management fees and expenses already deducted from the assets of the Funds' Portfolios. The fees and expenses for the Funds and their Portfolios are described briefly in connection with a general description of each Fund.

      We sell the Policies through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of ours. We pay commissions to the broker-dealers for selling the Policies. You do not pay directly these commissions. We do. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policies.

         More detailed information is contained in the Funds' Prospectuses which accompany this Prospectus.

POSSIBLE CHARGE FOR NATIONAL LIFE'S TAXES

       At the present time, National Life makes no charge for any Federal, state or local taxes (other than state premium taxes or the DAC Tax) that the Company incurs that may be attributable to the Separate Account or to the Policies. National Life, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Accounts or to the Policies. If any tax charges are made in the future, they will be accumulated daily and transferred from the Separate Account to National Life's general account. Any investment earnings on tax charges accumulated in the Separate Account will be retained by National Life.

                        SUPPLEMENTAL TERM INSURANCE RIDER

       At your option, the Term Rider, which is subject to the restrictions and limitations set forth in the Rider, may be included in a Policy. Election of the Term Rider will result in the Death Benefit including the Supplemental Term Insurance Amount. The charge for the Term Rider will be an amount included in the Monthly Deduction equal to the Supplemental Term Insurance Amount, divided by 1.00327234, times the cost of insurance rates which apply based on the Insured's then Attained Age, sex (if applicable) and Rate Class applicable to the Insured on the date of issue of the Term Rider. At issue, costs can be decreased by purchasing a higher Supplemental Term Insurance Amount through the use of the Term Rider, since there is no Target Premium associated with the Supplemental Term Insurance Amount, which may have the effect of reducing the Premium Loads. For Policies issued in the State of Florida, the Supplemental Term Insurance Rider is not available after age 95. For Policies for which the state of governing jurisdiction is New York, the Supplemental Term Insurance Rider expires at the end of day before the insured reaches Attained Age 80.

                         FEDERAL INCOME TAX CONSEQUENCES

INTRODUCTION

         The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon understanding of the present

Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY

         In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, National Life believes that a Policy issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance, however, with respect to a policy issued on a substandard basis (I.E., a rate class involving higher than standard mortality risk) and it is not clear whether such a policy will in all cases satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, National Life may take appropriate steps to bring the policy into compliance with such requirements and National Life reserves the right to modify the policy as necessary in order to do so.

         In certain circumstances, owners of variable life insurance policies have been considered for Federal income tax purposes to be the owners of the assets of separate accounts supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to separate account assets. There is little guidance in this area, and some features of the policy, such as the flexibility of Policy Owners to allocate premium payments and Accumulated Values, have not been explicitly addressed in published rulings. While National Life believes that the policy does not give Policy Owners investment control over Separate Account assets, we reserve the right to modify the policy as necessary to prevent the Policy Owner from being treated as the owner of the Separate Account assets supporting the Policy.

         In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Separate Account, through the Funds, will satisfy these diversification requirements.

         The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

         IN GENERAL. National Life believes that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax advisor should be consulted on these consequences.

         Depending on the circumstances, the exchange of a Policy, an increase or decrease of a Policy's Face Amount, a change in the Policy's Death Benefit Option (i.e., a change from Death Benefit Option A to Death Benefit Option B or vice versa, a Policy loan, a Withdrawal, a surrender, a change in ownership, or an assignment of the Policy may have Federal income tax consequences. A tax advisor should be consulted before effecting any of these policy changes.


         Generally, as long as you are not subject to the federal corporate Alternative Minimum Tax, you will not be deemed to be in constructive receipt of the Account Value, including increments thereof, until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by, a Policy depend upon whether the Policy is classified as a "Modified Endowment Contract". Whether a Policy is or is not a Modified Endowment Contract, upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax

         MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts" ("MECs"), with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policy as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general a policy will be classified as a MEC if the amount of premiums paid into the policy causes the policy to fail the "7-pay test." A policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid in the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.

         If there is a reduction in the benefits under the policy during the first seven years, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a "material change" in the policy's benefits or other terms, the policy may have to be retested as if it were a newly issued policy. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent your policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult a tax advisor to determine whether a policy transaction will cause the Policy to be classified as a MEC.

         DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

         (1) All distributions other than death benefits from a Modified Endowment Contract, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

         (2) Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

         (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary.

                  If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

         DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax.

         Loans from or secured by a Policy that is not classified as a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with no or low cost Policy loans is less clear and a tax adviser should be consulted about such loans.

         Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

         INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.


         POLICY LOANS. In general, interest paid on any loan under a Policy will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to amount distributed and will be taxed accordingly. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.


         WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

         MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by National Life (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

         BUSINESS USES OF THE POLICY. Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

         SPLIT DOLLAR ARRANGEMENTS. The IRS and the Treasury Department have recently issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

         Additionally, on July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

         Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

         TAX SHELTER REGULATIONS. Prospective Owners that are corporations should consult a tax adviser about the treatment of the Policy under the Treasury Regulations applicable to corporate tax shelters.

         ALTERNATIVE MINIMUM TAX. There may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the Owner is subject to that tax.

         OTHER TAX CONSIDERATIONS. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the Policy Owner may have generation-skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

         CONTINUATION BEYOND AGE 100. The tax consequences of continuing the Policy beyond the Insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured's 100th year.

POSSIBLE TAX LAW CHANGES

         Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

POSSIBLE CHARGES FOR NATIONAL LIFE'S TAXES

         At the present time, National Life makes no charge for any Federal, state or local taxes (other than the charge for state premium taxes and the DAC tax) that may be attributable to the Subaccounts or to the policies. National Life reserves the right to charge the Subaccounts for any future taxes or economic burden National Life may incur.


                          DISTRIBUTION OF THE POLICIES

         We have entered into a distribution agreement with Equity Services, Inc. ("ESI") to act as principal underwriter and for the distribution and sale of the Policies. ESI is affiliated with us. ESI sells the Policies through its sales representatives. ESI has also entered into selling agreements with other broker-dealers who in turn sell the Policies through their sales representatives. ESI is registered as a broker-dealer under the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

         ESI's representatives who sell the Policy are registered with the NASD and with the states in which they do business. More information about ESI and its sales representatives is available at HTTP://WWW.NASDR.COM or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD Regulation describing its Public Disclosure Program.

      National Life is seeking approval to sell the Policies in all states and the District of Columbia. However, all approvals may not be obtained. The Policies are offered and sold only in those states where their sale is lawful.

      Dealers are compensated for sales of the Policies by dealer concessions. During the first seven Policy Years, the gross dealer concession will not be more than 15% of the premiums paid up to the target Premium and 2.5% of the premiums paid in excess of the Target Premium. For Policy Years after Policy

Year 7, the gross dealer concession will not be more than 5% of the premiums paid, up to the Target Premium, and 2.5% of the premiums in excess of the Target Premium. In addition, dealers will be paid amounts equal to 0.10% per annum of the Account Value in the Separate Account for the first twenty Policy Years, and 0.05% per annum of such amount thereafter. Full time agents of National Life who achieve specified annual sales goals may be eligible for compensation in addition to the amounts stated above, including bonuses, fringe benefits, financing arrangements, conferences, trips, prizes and awards. National Life general agents also receive override compensation on Policies sold through ESI registered representatives.

      See "Distribution of the Policies" in the Statement of Additional Information for more information about compensation paid for the sale of the Policies.

                            THIRD PARTY ADMINISTRATOR

       McCamish Systems, LLC, which is located at 6425 Powers Ferry Road, Third Floor, Atlanta, Georgia 30339, will act as administrator of the Policies on behalf of National Life.

                                  LEGAL MATTERS

       National Life, like other life insurance companies, is involved in lawsuits, including class action lawsuits. Although we cannot predict the outcome of any litigation with certainty, National Life believes that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on it or the Variable Account.

                             OTHER POLICY PROVISIONS

       INCONTESTABILITY. The Policy will be incontestable after it has been in force during the Insured's lifetime for two years from the Date of Issue (or such other date as required by state law). Similar incontestability will apply to an increase in Face Amount or reinstatement after it has been in force during the Insured's lifetime for two years from its effective date.

       Before such times, however, we may contest the validity of the Policy (or changes) based on material misstatements in the initial or any subsequent application.

      MISSTATEMENT OF AGE AND SEX. If it is found that the amount of any benefit provided by the Policy is incorrect because of misstatement as to age or sex (if applicable), the Account Value and the Death Benefit will be equitably adjusted on the basis of the correct facts. When adjusting the Account Value, the adjustment will take effect on the Monthly Policy Date on or next following the date we have proof to our satisfaction of such misstatement. When adjusting the Death Benefit the adjustment shall take effect as of the Monthly Policy Date preceding the date of death.

                              FINANCIAL STATEMENTS

       The financial statements of National Life and of the relevant subaccounts of the Separate Account are included in the Statement of Additional Information. The financial statements of National Life should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon National Life's ability to meet its obligations under the Policies.

                                    GLOSSARY

ACCOUNT VALUE                The sum of the Policy's values in the Separate
                             Account and the Loan Account.

ATTAINED AGE                 The Issue Age of the Insured plus the number of
                             full Policy Years which have passed since the Date of Issue.

BENEFICIARY                  The person(s) or entity(ies) designated
                             to receive all or some of the Death
                             Benefit when the Insured dies. The
                             Beneficiary is designated in the
                             application or if subsequently changed,
                             as shown in the latest change filed with National Life. The interest of any Beneficiary who dies before the Insured shall vest in the Owner unless otherwise stated.

CASH SURRENDER VALUE         The Account Value of the Policy reflecting, in
                             Policy Years 1 and 2, the Distribution Charge
                             Refund, and in Policy Years 1 to 5, the
                             nonguaranteed enhancement during the first five
                             Policy years described in this prospectus. The Cash
                             Surrender Value is equal to the Account Value on the fifth Policy Anniversary and thereafter.

COLLATERAL                   The Account Value in the Loan Account which secures
                             the amount of any Policy loan.

CUMULATIVE MINIMUM MONTHLY
PREMIUM The sum of the Minimum Monthly Premiums in effect on each Monthly Policy Date since the Date of Issue (including the current month).

DAC TAX A tax attributable to Specified Policy Acquisition Expenses under Internal Revenue Code Section 848.

DATE OF ISSUE                The date which is the first Monthly Policy Date,
                             which is set forth in the Policy Schedule A. It is used to determine Policy Years, Policy Months and Monthly Policy Dates, as well as to measure suicide and contestable periods.

DEATH BENEFIT                Under Option A, the greater of (a) the Face Amount
                             or (b) the Death Benefit Factor times the Cash
                             Surrender Value on the date of death; under Option
                             B, the greater of (a) the Face Amount plus the Account Value on the date of death, or (b) the Death Benefit Factor times the Cash Surrender Value on the date of death; in each case plus any Supplemental Term Insurance Amount, less any outstanding Policy loan and accrued interest, and less any unpaid Monthly Deductions.

DEATH BENEFIT FACTOR         A percentage specified in either the Cash Value
                             Accumulation Test or the Guideline Premium Test for qualification of a Policy as life insurance under the Internal Revenue Code, which when multiplied by the Cash Surrender Value, must always be less than or equal to the Death Benefit plus any outstanding
                             Policy loans, accrued interest thereon, and any unpaid Monthly Deductions, and minus any dividends payable and any Supplemental term Insurance Amount.

DEATH BENEFIT STANDARD       The Death Benefit Factor multiplied by the Cash
                             Surrender Value of the Policy on the date of the Insured's death, less the amount of any Monthly
                             Deductions then due, and less any outstanding
                             Policy loans plus accrued interest.

DISTRIBUTION CHARGE          An amount deducted from each premium to cover the
                             cost of distribution of the Policy. The
                             Distribution Charge is equal to, in Policy Year 1,
                             13% of premiums paid during the Policy Year up to the Target Premium, and 0.5% of premiums paid in excess of the target premium during the Policy
                             Year. In Policy Years 2 through 7, the Distribution
                             Charge is equal to 15% of premiums paid during a Policy Year up to the Target Premium, and 2.5% of premiums paid in excess of the Target Premium in any such Policy Year. In Policy Years 8 and thereafter, the Distribution Charge will be 5% of premiums paid during a Policy Year up to the Target
                             Premium, and 2.5% of premiums paid in excess of the Target Premium in any such Policy Year.

DISTRIBUTION CHARGE REFUND   An amount which will be added to Account Value as
                             of the time of the applicable first year premium payments, to determine the proceeds payable to the Owner upon surrender during in Policy Years 1 or 2.
                             Such amount shall be equal to the lesser of (a) the Premium Loads on all premiums paid in the first
                             Policy Year, less 2% of such premiums paid in the first Policy Year, or (b) one third of the Premium
                             Loads paid on all premiums paid in the first Policy
                             Year, plus 2% of such premiums, less the Premium
                             Tax Charge. The Distribution Charge Refund is zero at all times after the first Policy Year.

DURATION The number of full years the insurance has been in force; for the Face Amount on the Date of Issue, measured from the Date of Issue; for any increase in Face Amount, measured from the effective date of such increase.

FACE AMOUNT                  The Face Amount of the Policy on the Date of Issue
                             plus any increases in Face Amount and minus any decreases in Face Amount.

GRACE PERIOD                 A 61-day period measured from the date on which
                             notice of pending lapse is sent by National Life, during which the Policy will not lapse and insurance coverage continues. To prevent lapse, the Owner must during the Grace Period make a premium payment at least equal to three times the Monthly
                             Deduction due the date when the Grace Period began, plus any Premium Loads.

HOME OFFICE                  National Life's Home Office at National Life Drive,
                             Montpelier, Vermont 05604.

INSURED                      The person upon whose life the Policy is issued.

ISSUE AGE                    The age of the Insured at his or her birthday
                             nearest the Date of Issue. The Issue Age is stated in the Policy.

LOAN ACCOUNT                 Account Value which is held in National Life's
                             general account as Collateral for Policy loans.

MINIMUM FACE AMOUNT          The Minimum Face Amount is $5000.

MINIMUM INITIAL PREMIUM      The minimum premium required to issue a Policy. The
                             Minimum Initial Premium per set of Policies purchased at the same time and associated with a corporation or its affiliates, a trust, or a partnership, is $100,000.

MINIMUM MONTHLY PREMIUM      An amount stated in the Policy, the payment of
                             which each month will keep the Policy from entering a Grace Period during the Policy Protection Period.

MONTHLY DEDUCTION            The amount deducted in advance from the Account
                             Value on each Monthly Policy Date. It includes the
                             Policy Administration Charge, the Cost of Insurance
                             Charge, and, if applicable, the Underwriting Charge and the charge for the Term Rider.

MONTHLY POLICY DATE          The day in each calendar month which is the same
                             day of the month as the Date of Issue, or the last day of any month having no such date, except that whenever the Monthly Policy Date would otherwise fall on a date other than a Valuation Date, the Monthly Policy Date will be deemed to be the next
                             Valuation Date.

NET ACCOUNT VALUE            The Account Value of a Policy less any outstanding
                             Policy loans and accrued interest thereon.

NET AMOUNT AT RISK           The amount by which (a) the Death Benefit, plus any
                             outstanding Policy loans and accrued interest, and plus any unpaid Monthly Deductions, and divided by
                             1.0032734 (to take into account earnings of 4% per annum solely for the purpose of computing Net
                             Amount at Risk), exceeds (b) the Account Value.

NET CASH SURRENDER VALUE     The Cash Surrender Value of a policy less any
                             outstanding Policy Loans and accrued interest thereon.

NET PREMIUM                  The remainder of a premium after the deduction of
                             the Premium Loads.

OWNER The person(s) or entity(ies) entitled to exercise the rights granted in the Policy.

POLICY ADMINISTRATION CHARGE A charge currently in the amount of $5.50 per month included in the Monthly Deduction, which is intended to reimburse National Life for ordinary administrative expenses. National Life reserves the right to increase this charge up to an amount equal to $8.00 per month.

POLICY ANNIVERSARY           The same day and month as the Date of Issue in each
                             later year.

POLICY PROTECTION PERIOD     The first five years after the Date of Issue of a
                             Policy during which the Policy will not lapse regardless of whether net Account value is sufficient to cover the Monthly Deductions, provided that premium payments at least equal to the Cumulative Minimum Monthly Premium have been paid.

POLICY YEAR                  A year that starts on the Date of Issue or on a
                             Policy Anniversary.

PREMIUM LOADS                A charge deducted from each premium payment, which
                             consists of the Distribution Charge and the applicable Premium Tax Charge

PREMIUM TAX CHARGE           A charge deducted from each premium payment to
                             cover the cost of all applicable state and local premium taxes.

RATE CLASS                   The classification of the Insured for cost of
                             insurance purposes. The Rate Classes are: for each of guaranteed issue, simplified issue, and full medical underwriting, there are male non-smoker, female non-smoker, unisex non-smoker, male smoker, female smoker, unisex nonsmoker, unisex unismoker, male unismoker, and female unismoker. For full medical underwriting cases, preferred and substandard rate classes may also apply.

SUPPLEMENTAL TERM INSURANCE  Additional insurance coverage provided by the Term
AMOUNT Rider, equal to, under Option A, the Term Insurance Amount stated in the Policy less any excess of (a) the Policy's Death Benefit Standard over (b) the Policy's Face Amount on the date of the Insured's death, less the amount of any Monthly Deductions then due, and less any outstanding Policy loans and accrued interest thereon, but not less than zero. Under Option B, the Supplemental Term Insurance Amount is equal to the Term Insurance Amount stated in the Policy less any excess of (a) the Policy's Death Benefit Standard over (b) the Policy's Face Amount on the date of the Insured's death, plus the Account Value of the Policy on the date of the Insured's Death, less the amount of any Monthly Deductions then due, and less any outstanding Policy loans and accrued interest thereon, but not less than zero.

TARGET PREMIUM               An amount equal to 1.25 times the annual whole life
                             premium which would apply to a Policy calculated by using the applicable 1980 Commissioners Standard
                             Ordinary Mortality Table and an interest rate of 3.5%.

TERM INSURANCE AMOUNT        An amount stated in the Policy on which the
                             Supplemental Term Insurance Amount is based.

TERM RIDER                   An optional benefit that may be included in a
                             Policy at the owner's option, which provides additional insurance coverage in the form of the Supplemental Term Insurance Amount.

THIRD PARTY ADMINISTRATOR    The administrator of the Policy appointed by
                             National Life, McCamish Systems, LLC, located at
                             6425 Powers Ferry Road, Third Floor, Atlanta,
                             Georgia 30339.

VALUATION DATE               Each day that the New York Stock Exchange is open
                             for business other than the day after Thanksgiving and any day on which trading is restricted by directive of the Securities and Exchange
                             Commission. Unless otherwise indicated, whenever an event occurs or a transaction is to be effected on a day that is not a Valuation Date, it will be deemed to have occurred on the next Valuation Date.

VALUATION PERIOD             The time between two successive Valuation Dates.
                             Each Valuation Period includes a Valuation Date and any non-Valuation Date or consecutive non-Valuation
                             Dates immediately preceding it.

WITHDRAWAL                   A payment made at the request of the Owner pursuant
                             to the right in the Policy to withdraw a portion of the Policy's Net Account Value.

                                   APPENDIX A
                 ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES
                          AND NET CASH SURRENDER VALUES



  The following tables illustrate how the Death Benefits, Account Values and Net Cash Surrender Values of a Policy may change with the investment experience of the Separate Account. The tables show how the Death Benefits, Account Values and Net Cash Surrender Values of a Policy issued to an Insured of a given age, sex and Rate Class would vary over time if the investment return on the assets held in each Portfolio of each of the Funds were a UNIFORM, gross annual rate of 0%, 6% and 12%. These gross rates of return do not include the deduction of the charges and expenses of the underlying Portfolios.



      The tables on Pages A-2 to A-10 illustrate a Policy issued to a male Insured, Age 40 in the full medical underwriting nonsmoker preferred Rate Class with a Face Amount of $250,000 and Planned Annual Premiums of $3,000 paid at the beginning of each Policy Year. The Death Benefits, Account Values and Net Cash Surrender Values would be lower if the Insured was in a smoker or substandard class, a guaranteed issue class or a simplified issue class, since the cost of insurance charges are higher for these classes. Also, the values would be different from those shown if the gross annual investment returns AVERAGED 0%, 6% and 12% over a period of years, but fluctuated above and below those averages during individual Policy Years.

      The second column of the tables show the amount to which the premiums would accumulate if an amount equal to those premiums were invested to earn interest, after taxes, at 5% compounded annually. The columns shown under the heading "Guaranteed" assume that throughout the life of the policy, the monthly charge for cost of insurance is based on the maximum level permitted under the Policy (based on the applicable 1980 CSO Table); the columns under the heading "Current" assume that throughout the life of the Policy, the monthly charge for cost of insurance is based on the current cost of insurance rate, and the Mortality and Expense Risk Charge and the Policy Administration Charge are at the current rates.


      The amounts shown in all tables reflect (1) the Mortality and Expense Risk Charge, (2) the Separate Account Administration Charge, and (3) an averaging of certain other asset charges described below that may be assessed under the Policy. The other asset charges reflected in the Current and Guaranteed illustrations equals an average of 0.98%. This total is based on an assumption that an Owner allocates the Policy values equally among the Subaccounts of the Separate Account. These asset charges do not take into account expense reimbursement arrangements expected to be in place for 2003 for some of the Portfolios. If these reimbursement agreements were reflected, the Account Values and Net Cash Surrender Values of a Policy which allocates Policy Values equally among the Subaccounts would be higher than those shown in the following tables. For information on Fund and Portfolio expenses, see the prospectuses for the Funds accompanying this prospectus.


      The tables also reflect the fact that no charges for Federal or state income taxes are currently made against the Separate Account. If such a charge is made in the future, it would take a higher gross annual rate of return to produce the same Policy values.

      The tables illustrate the Policy values that would result based upon the hypothetical investment rates of return if premiums are paid and allocated as indicated and no Policy loans are made. The tables are also based on the assumption that the Owner has not requested an increase or decrease in the Face Amount, that no Withdrawals have been made and no transfers have been made in any Policy Year.

      Please note: Actual returns will fluctuate over time and likely will be both positive and negative. The actual values under the Policy could be significantly different from those shown even if the actual returns averaged 0%, 6% and 12%, but fluctuated over and under those averages throughout the years shown. Depending on the timing and degree of fluctuation, the actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless the Owner pays more than the stated premiums.

      Upon request, National Life will provide a comparable illustration based upon the proposed Insured's Age and Rate Class, the Death Benefit Option, the Death Benefit compliance test, Face Amount and Planned Annual Premiums requested and the application of the Term Rider, if requested.

                         NATIONAL LIFE INSURANCE COMPANY
  SENTINEL BENEFIT PROVIDER FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE



$250,000 FACE AMOUNT                                MALE INSURED ISSUE AGE 40                      FULL MEDICAL
DEATH BENEFIT OPTION A                              ANNUAL PREMIUM $3,000                          PREFERRED NONSMOKER
CASH VALUE ACCUMULATION TEST

                                 ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0%
                          (NET ANNUAL RATE OF RETURN OF -1.65% FOR GUARANTEED CHARGES IN ALL
                           YEARS. FOR CURRENT CHARGES, -1.28% FOR THE FIRST
                           SEVEN YEARS, -1.19% FOR THE NEXT THREE YEARS, -1.09%
                           FOR THE NEXT 10 YEARS, AND -1.04% FOR
                           YEARS AFTER THE TWENTIETH YEAR)




                          PREMIUM                       GUARANTEED                                         CURRENT
  END OF                ACCUMULATED                        CASH                                             CASH
  POLICY                 AT 5% INT.          ACCOUNT     SURRENDER     DEATH               ACCOUNT       SURRENDER        DEATH
   YEAR                   PER YEAR            VALUE        VALUE      BENEFIT               VALUE          VALUE         BENEFIT
   ----                   --------            -----        -----      -------               -----          -----         -------

    1                      3,150              1,832        1,979      250,000               2,354          2,622         250,000
    2                      6,458              3,509        3,655      250,000               4,574          5,020         250,000
    3                      9,930              5,120        5,120      250,000               6,724          7,024         250,000
    4                      13,577             6,657        6,657      250,000               8,820          9,000         250,000
    5                      17,406             8,124        8,124      250,000               10,867         10,927        250,000
    6                      21,426             9,555        9,555      250,000               12,911         12,911        250,000
    7                      25,647             10,904      10,904      250,000               14,906         14,906        250,000
    8                      30,080             12,463      12,463      250,000               17,164         17,164        250,000
    9                      34,734             13,929      13,929      250,000               19,368         19,368        250,000
    10                     39,620             15,296      15,296      250,000               21,515         21,515        250,000
    11                     44,751             16,561      16,561      250,000               23,623         23,623        250,000
    12                     50,139             17,710      17,710      250,000               25,663         25,663        250,000
    13                     55,796             18,729      18,729      250,000               27,625         27,625        250,000
    14                     61,736             19,607      19,607      250,000               29,507         29,507        250,000
    15                     67,972             20,326      20,326      250,000               31,314         31,314        250,000
    16                     74,521             20,871      20,871      250,000               33,035         33,035        250,000
    17                     81,397             21,227      21,227      250,000               34,676         34,676        250,000
    18                     88,617             21,385      21,385      250,000               36,234         36,234        250,000
    19                     96,198             21,330      21,330      250,000               37,700         37,700        250,000
    20                    104,158             21,036      21,036      250,000               39,063         39,063        250,000
    25                    150,340             14,812      14,812      250,000               44,198         44,198        250,000
    30                    209,282               0            0           0                  45,399         45,399        250,000






The Death Benefit may, and the Account Values and Net Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                         NATIONAL LIFE INSURANCE COMPANY
  SENTINEL BENEFIT PROVIDER FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE



$250,000 FACE AMOUNT                          MALE INSURED ISSUE AGE 40                       FULL MEDICAL
DEATH BENEFIT OPTION A                        ANNUAL PREMIUM $3,000                           PREFERRED NONSMOKER
CASH VALUE ACCUMULATION TEST

                                  ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6%
                          (NET ANNUAL RATE OF RETURN OF 4.25% FOR GUARANTEED CHARGES IN ALL
                           YEARS. FOR CURRENT CHARGES, 4.64% FOR THE FIRST SEVEN
                           YEARS, 4.74% FOR THE NEXT THREE YEARS, 4.85% FOR THE
                           NEXT 10 YEARS, AND 4.90% FOR
                          YEARS AFTER THE TWENTIETH YEAR)



                      PREMIUM                  GUARANTEED                                        CURRENT
  END OF            ACCUMULATED                   CASH                                             CASH
  POLICY            AT 5% INT.      ACCOUNT    SURRENDER      DEATH               ACCOUNT       SURRENDER           DEATH
   YEAR              PER YEAR        VALUE       VALUE       BENEFIT               VALUE          VALUE            BENEFIT
   ----              --------        -----       -----       -------               -----          -----            -------

    1                  3,150         1,961       2,117       250,000               2,500          2,777            250,000
    2                  6,458         3,876       4,039       250,000               5,007          5,471            250,000
    3                  9,930         5,832       5,832       250,000               7,587          7,887            250,000
    4                 13,577         7,825       7,825       250,000               10,262         10,442           250,000
    5                 17,406         9,857       9,857       250,000               13,037         13,097           250,000
    6                 21,426        11,967       11,967      250,000               15,967         15,967           250,000
    7                 25,647        14,109       14,109      250,000               19,009         19,009           250,000
    8                 30,080        16,594       16,594      250,000               22,506         22,506           250,000
    9                 34,734        19,122       19,122      250,000               26,143         26,143           250,000
    10                39,620        21,686       21,686      250,000               29,924         29,924           250,000
    11                44,751        24,286       24,286      250,000               33,883         33,883           250,000
    12                50,139        26,909       26,909      250,000               37,994         37,994           250,000
    13                55,796        29,542       29,542      250,000               42,255         42,255           250,000
    14                61,736        32,176       32,176      250,000               46,670         46,670           250,000
    15                67,972        34,793       34,793      250,000               51,254         51,254           250,000
    16                74,521        37,381       37,381      250,000               56,008         56,008           250,000
    17                81,397        39,925       39,925      250,000               60,947         60,947           250,000
    18                88,617        42,416       42,416      250,000               66,078         66,078           250,000
    19                96,198        44,840       44,840      250,000               71,406         71,406           250,000
    20                104,158       47,174       47,174      250,000               76,936         76,936           250,000
    25                150,340       56,477       56,477      250,000              108,214        108,214           250,000
    30                209,282       57,227       57,227      250,000              146,539        146,539           250,000





The Death Benefit may, and the Account Values and Net Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                         NATIONAL LIFE INSURANCE COMPANY
  SENTINEL BENEFIT PROVIDER FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE



$250,000 FACE AMOUNT                          MALE INSURED ISSUE AGE 40                       FULL MEDICAL
DEATH BENEFIT OPTION A                        ANNUAL PREMIUM $3,000                           PREFERRED NONSMOKER
CASH VALUE ACCUMULATION TEST

                                  ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 12%
                          (NET ANNUAL RATE OF RETURN OF 10.15% FOR GUARANTEED CHARGES IN ALL
                           YEARS. FOR CURRENT CHARGES, 10.56% FOR THE FIRST
                           SEVEN YEARS, 10.67% FOR THE NEXT THREE YEARS, 10.78%
                           FOR THE NEXT 10 YEARS, AND 10.84% FOR
                          YEARS AFTER THE TWENTIETH YEAR)



                      PREMIUM                  GUARANTEED                                        CURRENT
  END OF            ACCUMULATED                   CASH                                             CASH
  POLICY            AT 5% INT.      ACCOUNT    SURRENDER      DEATH               ACCOUNT       SURRENDER        DEATH
   YEAR              PER YEAR        VALUE       VALUE       BENEFIT               VALUE          VALUE         BENEFIT
   ----              --------        -----       -----       -------               -----          -----         -------

    1                  3,150         2,090       2,255       250,000               2,646          2,932         250,000
    2                  6,458         4,258       4,440       250,000               5,457          5,941         250,000
    3                  9,930         6,606       6,606       250,000               8,522          8,822         250,000
    4                 13,577         9,145       9,145       250,000               11,884         12,064        250,000
    5                 17,406        11,898       11,898      250,000               15,578         15,638        250,000
    6                 21,426        14,925       14,925      250,000               19,691         19,691        250,000
    7                 25,647        18,204       18,204      250,000               24,215         24,215        250,000
    8                 30,080        22,090       22,090      250,000               29,557         29,557        250,000
    9                 34,734        26,314       26,314      250,000               35,446         35,446        250,000
    10                39,620        30,905       30,905      250,000               41,939         41,939        250,000
    11                44,751        35,900       35,900      250,000               49,145         49,145        250,000
    12                50,139        41,332       41,332      250,000               57,096         57,096        250,000
    13                55,796        47,237       47,237      250,000               65,867         65,867        250,000
    14                61,736        53,659       53,659      250,000               75,548         75,548        250,000
    15                67,972        60,646       60,646      250,000               86,251         86,251        250,000
    16                74,521        68,253       68,253      250,000               98,084         98,084        250,000
    17                81,397        76,546       76,546      250,000              111,185        111,185        250,000
    18                88,617        85,608       85,608      250,000              125,699        125,699        250,000
    19                96,198        95,527       95,527      250,000              141,789        141,789        250,000
    20                104,158       106,403     106,403      250,000              159,639        159,639        250,000
    25                150,340       180,228     180,228      250,000              283,390        283,390        345,736
    30                209,282       303,198     303,198      351,709              488,622        488,622        566,801





The Death Benefit may, and the Account Values and Net Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                         NATIONAL LIFE INSURANCE COMPANY
  SENTINEL BENEFIT PROVIDER FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE




$250,000 FACE AMOUNT                               MALE INSURED ISSUE AGE 40                     FULL MEDICAL
DEATH BENEFIT OPTION A                             ANNUAL PREMIUM $3,000                         PREFERRED NONSMOKER
GUIDELINE PREMIUM TEST

                                       ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0%
                               (NET ANNUAL RATE OF RETURN OF -1.65% FOR GUARANTEED CHARGES IN ALL
                                YEARS. FOR CURRENT CHARGES, -1.28% FOR THE FIRST
                                SEVEN YEARS, -1.19% FOR THE NEXT THREE YEARS,
                                -1.09% FOR THE NEXT 10 YEARS, AND -1.04% FOR
                                YEARS AFTER THE TWENTIETH YEAR)


                           PREMIUM                  GUARANTEED                                     CURRENT
   END OF                ACCUMULATED                  CASH                                          CASH
   POLICY                AT 5% INT.      ACCOUNT    SURRENDER     DEATH                ACCOUNT    SURRENDER     DEATH
    YEAR                  PER YEAR        VALUE       VALUE      BENEFIT                VALUE       VALUE      BENEFIT
    ----                  --------        -----       -----      -------                -----       -----      -------

      1                     3,150         1,832       1,979      250,000                2,354       2,622      250,000
      2                     6,458         3,509       3,655      250,000                4,574       5,020      250,000
      3                     9,930         5,120       5,120      250,000                6,724       7,024      250,000
      4                    13,577         6,657       6,657      250,000                8,820       9,000      250,000
      5                    17,406         8,124       8,124      250,000               10,867      10,927      250,000
      6                    21,426         9,555       9,555      250,000               12,911      12,911      250,000
      7                    25,647        10,904      10,904      250,000               14,906      14,906      250,000
      8                    30,080        12,463      12,463      250,000               17,164      17,164      250,000
      9                    34,734        13,929      13,929      250,000               19,368      19,368      250,000
     10                    39,620        15,296      15,296      250,000               21,515      21,515      250,000
     11                    44,751        16,561      16,561      250,000               23,623      23,623      250,000
     12                    50,139        17,710      17,710      250,000               25,663      25,663      250,000
     13                    55,796        18,729      18,729      250,000               27,625      27,625      250,000
     14                    61,736        19,607      19,607      250,000               29,507      29,507      250,000
     15                    67,972        20,326      20,326      250,000               31,314      31,314      250,000
     16                    74,521        20,871      20,871      250,000               33,035      33,035      250,000
     17                    81,397        21,227      21,227      250,000               34,676      34,676      250,000
     18                    88,617        21,385      21,385      250,000               36,234      36,234      250,000
     19                    96,198        21,330      21,330      250,000               37,700      37,700      250,000
     20                    104,158       21,036      21,036      250,000               39,063      39,063      250,000
     25                    150,340       14,812      14,812      250,000               44,198      44,198      250,000
     30                    209,282          0           0           0                  45,399      45,399      250,000






The Death Benefit may, and the Account Values and Net Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                         NATIONAL LIFE INSURANCE COMPANY
  SENTINEL BENEFIT PROVIDER FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE



$250,000 FACE AMOUNT                               MALE INSURED ISSUE AGE 40                     FULL MEDICAL
DEATH BENEFIT OPTION A                             ANNUAL PREMIUM $3,000                         PREFERRED NONSMOKER
GUIDELINE PREMIUM TEST

                                       ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6%
                               (NET ANNUAL RATE OF RETURN OF 4.25% FOR GUARANTEED CHARGES IN ALL
                                YEARS. FOR CURRENT CHARGES, 4.64% FOR THE FIRST
                                SEVEN YEARS, 4.74% FOR THE NEXT THREE YEARS,
                                4.85% FOR THE NEXT 10 YEARS, AND 4.90% FOR
                               YEARS AFTER THE TWENTIETH YEAR)



                           PREMIUM                  GUARANTEED                                     CURRENT
   END OF                ACCUMULATED                  CASH                                          CASH
   POLICY                AT 5% INT.      ACCOUNT    SURRENDER     DEATH                ACCOUNT    SURRENDER     DEATH
    YEAR                  PER YEAR        VALUE       VALUE      BENEFIT                VALUE       VALUE      BENEFIT
    ----                  --------        -----       -----      -------                -----       -----      -------

      1                     3,150         1,961       2,117      250,000                2,500       2,777      250,000
      2                     6,458         3,876       4,039      250,000                5,007       5,471      250,000
      3                     9,930         5,832       5,832      250,000                7,587       7,887      250,000
      4                    13,577         7,825       7,825      250,000               10,262      10,442      250,000
      5                    17,406         9,857       9,857      250,000               13,037      13,097      250,000
      6                    21,426        11,967      11,967      250,000               15,967      15,967      250,000
      7                    25,647        14,109      14,109      250,000               19,009      19,009      250,000
      8                    30,080        16,594      16,594      250,000               22,506      22,506      250,000
      9                    34,734        19,122      19,122      250,000               26,143      26,143      250,000
     10                    39,620        21,686      21,686      250,000               29,924      29,924      250,000
     11                    44,751        24,286      24,286      250,000               33,883      33,883      250,000
     12                    50,139        26,909      26,909      250,000               37,994      37,994      250,000
     13                    55,796        29,542      29,542      250,000               42,255      42,255      250,000
     14                    61,736        32,176      32,176      250,000               46,670      46,670      250,000
     15                    67,972        34,793      34,793      250,000               51,254      51,254      250,000
     16                    74,521        37,381      37,381      250,000               56,008      56,008      250,000
     17                    81,397        39,925      39,925      250,000               60,947      60,947      250,000
     18                    88,617        42,416      42,416      250,000               66,078      66,078      250,000
     19                    96,198        44,840      44,840      250,000               71,406      71,406      250,000
     20                    104,158       47,174      47,174      250,000               76,936      76,936      250,000
     25                    150,340       56,477      56,477      250,000               108,214     108,214     250,000
     30                    209,282       57,227      57,227      250,000               146,539     146,539     250,000







The Death Benefit may, and the Account Values and Net Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                         NATIONAL LIFE INSURANCE COMPANY
  SENTINEL BENEFIT PROVIDER FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE



$250,000 FACE AMOUNT                         MALE INSURED ISSUE AGE 40                     FULL MEDICAL
DEATH BENEFIT OPTION A                       ANNUAL PREMIUM $3,000                         PREFERRED NONSMOKER
GUIDELINE PREMIUM TEST

                                 ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 12%
                         (NET ANNUAL RATE OF RETURN OF 10.15% FOR GUARANTEED CHARGES IN ALL
                          YEARS. FOR CURRENT CHARGES, 10.56% FOR THE FIRST SEVEN
                          YEARS, 10.67% FOR THE NEXT THREE YEARS, 10.78% FOR THE
                          NEXT 10 YEARS, AND 10.84% FOR
                         YEARS AFTER THE TWENTIETH YEAR)


                     PREMIUM                  GUARANTEED                                      CURRENT
  END OF           ACCUMULATED                  CASH                                            CASH
  POLICY           AT 5% INT.      ACCOUNT    SURRENDER     DEATH              ACCOUNT       SURRENDER        DEATH
   YEAR             PER YEAR        VALUE       VALUE      BENEFIT              VALUE          VALUE         BENEFIT
   ----             --------        -----       -----      -------              -----          -----         -------
    1                 3,150         2,090       2,255      250,000              2,646          2,932         250,000
    2                 6,458         4,258       4,440      250,000              5,457          5,941         250,000
    3                 9,930         6,606       6,606      250,000              8,522          8,822         250,000
    4                13,577         9,145       9,145      250,000              11,884         12,064        250,000
    5                17,406        11,898      11,898      250,000              15,578         15,638        250,000
    6                21,426        14,925      14,925      250,000              19,691         19,691        250,000
    7                25,647        18,204      18,204      250,000              24,215         24,215        250,000
    8                30,080        22,090      22,090      250,000              29,557         29,557        250,000
    9                34,734        26,314      26,314      250,000              35,446         35,446        250,000
    10               39,620        30,905      30,905      250,000              41,939         41,939        250,000
    11               44,751        35,900      35,900      250,000              49,145         49,145        250,000
    12               50,139        41,332      41,332      250,000              57,096         57,096        250,000
    13               55,796        47,237      47,237      250,000              65,867         65,867        250,000
    14               61,736        53,659      53,659      250,000              75,548         75,548        250,000
    15               67,972        60,646      60,646      250,000              86,251         86,251        250,000
    16               74,521        68,253      68,253      250,000              98,084         98,084        250,000
    17               81,397        76,546      76,546      250,000             111,185        111,185        250,000
    18               88,617        85,608      85,608      250,000             125,699        125,699        250,000
    19               96,198        95,527      95,527      250,000             141,789        141,789        250,000
    20               104,158       106,403     106,403     250,000             159,639        159,639        250,000
    25               150,340       180,228     180,228     250,000             283,390        283,390        353,257
    30               209,282       303,198     303,198     362,396             488,622        488,622        582,061





The Death Benefit may, and the Account Values and Net Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                         NATIONAL LIFE INSURANCE COMPANY
  SENTINEL BENEFIT PROVIDER FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE




$250,000 FACE AMOUNT                          MALE INSURED ISSUE AGE 40                       FULL MEDICAL
DEATH BENEFIT OPTION B                        ANNUAL PREMIUM $3,000                           PREFERRED NONSMOKER
GUIDELINE PREMIUM TEST

                                  ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0%
                          (NET ANNUAL RATE OF RETURN OF -1.65% FOR GUARANTEED CHARGES IN ALL
                           YEARS. FOR CURRENT CHARGES, -1.28% FOR THE FIRST
                           SEVEN YEARS, -1.19% FOR THE NEXT THREE YEARS, -1.09%
                           FOR THE NEXT 10 YEARS, AND -1.04% FOR
                          YEARS AFTER THE TWENTIETH YEAR)



                      PREMIUM                  GUARANTEED                                        CURRENT
  END OF            ACCUMULATED                   CASH                                             CASH
  POLICY            AT 5% INT.      ACCOUNT    SURRENDER      DEATH               ACCOUNT       SURRENDER        DEATH
   YEAR              PER YEAR        VALUE       VALUE       BENEFIT               VALUE          VALUE         BENEFIT
   ----              --------        -----       -----       -------               -----          -----         -------

    1                  3,150         1,827       1,974       251,827               2,353          2,621         252,353
    2                  6,458         3,495       3,640       253,495               4,571          5,017         254,571
    3                  9,930         5,091       5,091       255,091               6,717          7,017         256,717
    4                 13,577         6,609       6,609       256,609               8,807          8,987         258,807
    5                 17,406         8,049       8,049       258,049               10,845         10,905        260,845
    6                 21,426         9,449       9,449       259,449               12,879         12,879        262,879
    7                 25,647        10,758       10,758      260,758               14,858         14,858        264,858
    8                 30,080        12,269       12,269      262,269               17,098         17,098        267,098
    9                 34,734        13,678       13,678      263,678               19,279         19,279        269,279
    10                39,620        14,977       14,977      264,977               21,396         21,396        271,396
    11                44,751        16,163       16,163      266,163               23,468         23,468        273,468
    12                50,139        17,220       17,220      267,220               25,464         25,464        275,464
    13                55,796        18,133       18,133      268,133               27,371         27,371        277,371
    14                61,736        18,889       18,889      268,889               29,186         29,186        279,186
    15                67,972        19,469       19,469      269,469               30,913         30,913        280,913
    16                74,521        19,857       19,857      269,857               32,541         32,541        282,541
    17                81,397        20,037       20,037      270,037               34,074         34,074        284,074
    18                88,617        20,000       20,000      270,000               35,506         35,506        285,506
    19                96,198        19,731       19,731      269,731               36,828         36,828        286,828
    20                104,158       19,204       19,204      269,204               38,027         38,027        288,027
    25                150,340       11,617       11,617      261,617               41,931         41,931        291,931
    30                209,282          0           0            0                  41,003         41,003        291,003





The Death Benefit may, and the Account Values and Net Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                         NATIONAL LIFE INSURANCE COMPANY
  SENTINEL BENEFIT PROVIDER FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE



$250,000 FACE AMOUNT                          MALE INSURED ISSUE AGE 40                       FULL MEDICAL
DEATH BENEFIT OPTION B                        ANNUAL PREMIUM $3,000                           PREFERRED NONSMOKER
GUIDELINE PREMIUM TEST

                                  ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6%
                          (NET ANNUAL RATE OF RETURN OF 4.25% FOR GUARANTEED CHARGES IN ALL
                           YEARS. FOR CURRENT CHARGES, 4.64% FOR THE FIRST SEVEN
                           YEARS, 4.74% FOR THE NEXT THREE YEARS, 4.85% FOR THE
                           NEXT 10 YEARS, AND 4.90% FOR
                          YEARS AFTER THE TWENTIETH YEAR)


                      PREMIUM                  GUARANTEED                                        CURRENT
  END OF            ACCUMULATED                   CASH                                             CASH
  POLICY            AT 5% INT.      ACCOUNT    SURRENDER      DEATH               ACCOUNT       SURRENDER        DEATH
   YEAR              PER YEAR        VALUE       VALUE       BENEFIT               VALUE          VALUE         BENEFIT
   ----              --------        -----       -----       -------               -----          -----         -------

    1                  3,150         1,955       2,112       251,955               2,499          2,776         252,499
    2                  6,458         3,860       4,023       253,860               5,004          5,468         255,004
    3                  9,930         5,799       5,799       255,799               7,580          7,880         257,580
    4                 13,577         7,767       7,767       257,767               10,247         10,427        260,247
    5                 17,406         9,765       9,765       259,765               13,011         13,071        263,011
    6                 21,426        11,829       11,829      261,829               15,925         15,925        265,925
    7                 25,647        13,913       13,913      263,913               18,947         18,947        268,947
    8                 30,080        16,324       16,324      266,324               22,415         22,415        272,415
    9                 34,734        18,758       18,758      268,758               26,015         26,015        276,015
    10                39,620        21,205       21,205      271,205               29,748         29,748        279,748
    11                44,751        23,662       23,662      273,662               33,646         33,646        283,646
    12                50,139        26,111       26,111      276,111               37,677         37,677        287,677
    13                55,796        28,533       28,533      278,533               41,835         41,835        291,835
    14                61,736        30,911       30,911      280,911               46,119         46,119        296,119
    15                67,972        33,222       33,222      283,222               50,542         50,542        300,542
    16                74,521        35,443       35,443      285,443               55,096         55,096        305,096
    17                81,397        37,550       37,550      287,550               59,791         59,791        309,791
    18                88,617        39,526       39,526      289,526               64,628         64,628        314,628
    19                96,198        41,346       41,346      291,346               69,601         69,601        319,601
    20                104,158       42,973       42,973      292,973               74,702         74,702        324,702
    25                150,340       46,617       46,617      296,617              102,196        102,196        352,196
    30                209,282       36,416       36,416      286,416              131,799        131,799        381,799







The Death Benefit may, and the Account Values and Net Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE THROUGHOUT INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND NET CASH SURRENDER VALUE WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SUBACCOUNTS OF THE SEPARATE ACCOUNT AND THE DIFFERENT RATES OF RETURN OF THE SUBACCOUNTS IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, 6%, OR 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR PARTICULAR SUBACCOUNTS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                         NATIONAL LIFE INSURANCE COMPANY
  SENTINEL BENEFIT PROVIDER FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE



$250,000 FACE AMOUNT                          MALE INSURED ISSUE AGE 40                    FULL MEDICAL
DEATH BENEFIT OPTION B                        ANNUAL PREMIUM $3,000                        PREFERRED NONSMOKER
GUIDELINE PREMIUM TEST


                                  ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 12%
                          (NET ANNUAL RATE OF RETURN OF 10.15% FOR GUARANTEED CHARGES IN ALL
                           YEARS. FOR CURRENT CHARGES, 10.56% FOR THE FIRST
                           SEVEN YEARS, 10.67% FOR THE NEXT THREE YEARS, 10.78%
                           FOR THE NEXT 10 YEARS, AND 10.84% FOR
                          YEARS AFTER THE TWENTIETH YEAR)

                      PREMIUM                  GUARANTEED                                       CURRENT
  END OF            ACCUMULATED                   CASH                                        CASH
  POLICY            AT 5% INT.      ACCOUNT    SURRENDER      DEATH              ACCOUNT    SURRENDER        DEATH
   YEAR              PER YEAR        VALUE       VALUE       BENEFIT              VALUE       VALUE         BENEFIT
   ----              --------        -----       -----       -------              -----       -----         -------

    1                  3,150         2,084       2,249       252,084              2,645       2,931         252,645
    2                  6,458         4,240       4,422       254,240              5,454       5,937         255,454
    3                  9,930         6,568       6,568       256,568              8,513       8,813         258,513
    4                 13,577         9,076       9,076       259,076             11,866      12,046         261,866
    5                 17,406        11,784       11,784      261,784             15,546      15,606         265,546
    6                 21,426        14,748       14,748      264,748             19,638      19,638         269,638
    7                 25,647        17,942       17,942      267,942             24,132      24,132         274,132
    8                 30,080        21,714       21,714      271,714             29,433      29,433         279,433
    9                 34,734        25,787       25,787      275,787             35,264      35,264         285,264
    10                39,620        30,181       30,181      280,181             41,679      41,679         291,679
    11                44,751        34,924       34,924      284,924             48,779      48,779         298,779
    12                50,139        40,032       40,032      290,032             56,589      56,589         306,589
    13                55,796        45,524       45,524      295,524             65,169      65,169         315,169
    14                61,736        51,422       51,422      301,422             74,598      74,598         324,598
    15                67,972        57,745       57,745      307,745             84,972      84,972         334,972
    16                74,521        64,517       64,517      314,517             96,378      96,378         346,378
    17                81,397        71,762       71,762      321,762             108,933     108,933        358,933
    18                88,617        79,515       79,515      329,515             122,752     122,752        372,752
    19                96,198        87,808       87,808      337,808             137,961     137,961        387,961
    20                104,158       96,664       96,664      346,664             154,693     154,693        404,693
    25                150,340       150,357     150,357      400,357             267,833     267,833        517,833
    30                209,282       220,744     220,744      470,744             451,006     451,006        701,006





The Death Benefit may, and the Account Values and Net Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                       STATEMENT OF ADDITIONAL INFORMATION


                                TABLE OF CONTENTS
                                                                            Page

National Life Insurance Company...............................................1
National Variable Life Insurance Account......................................1
The Portfolios................................................................1
Distribution of the Policies..................................................2
Contractual Arrangements between National Life and
   the Funds Investment Advisors or Distributors...................... .......3
Terms of Underlying Fund Participation Agreements.............................4
Underwriting Procedures.......................................................5
Increases in Face Amount......................................................6
Other Policy Provisions.......................................................6
     Indefinite Policy Duration...............................................6
     The Policy...............................................................7
     Change of Owner and Beneficiary..........................................7
     Split Dollar Arrangements................................................7
     Assignments..............................................................7
     Suicide..................................................................8
     Dividends................................................................9
     Correspondence...........................................................9
     Settlement Options.......................................................9
Automated Fund Transfer Features.............................................10
     Dollar Cost Averaging...................................................10
     Portfolio Rebalancing...................................................10
Advertising..................................................................18
Money Market Subaccount Yields...............................................19
Total Return.................................................................20
Policies Issued in Conjunction with Employee Benefit Plans...................23
Special Rules for Employee Benefit Plans.....................................24
Legal Developments Regarding Unisex Actuarial Tables.........................24
Policy Reports...............................................................25
Insurance Marketplace Standards Association..................................25
Records......................................................................25
Legal Matters................................................................26
Experts......................................................................26
Financial Statements.........................................................26

[OUTSIDE BACK COVER PAGE]

Statement of Additional Information

The Statement of Additional Information contains further information about the Policies and is incorporated by reference (legally considered to be part of this prospectus). A table of contents for the Statement of Additional Information is on the last page of this prospectus. You may request a free copy by writing to National Life Insurance Company, National Life Drive, Montpelier, Vermont 05604 or by calling 1-800-537-7003. Please contact your registered representative or National Life if you have any questions or would like to request other information about the Policies such as personalized illustrations of an Insured's Death Benefit, Cash Surrender Value and Policy Values..

The Statement of Additional Information is also available at National Life's website at www.nationallife.com. Information about the Policy (including the Statement of Additional Information) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the public reference room. This information is also available on the SEC's Internet site at http://www.sec.gov, and copies may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549-0102.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. NO ONE IS AUTHORIZED TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.





















Investment Company Act of 1940 Registration File No. 811-9044

                         NATIONAL LIFE INSURANCE COMPANY

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT




       SENTINEL BENEFIT PROVIDER VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                  INTENDED PRIMARILY FOR THE CORPORATE MARKET

                       STATEMENT OF ADDITIONAL INFORMATION









                                   OFFERED BY
                         NATIONAL LIFE INSURANCE COMPANY
                               NATIONAL LIFE DRIVE
                            MONTPELIER, VERMONT 05604




           This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Sentinel Benefit Provider Variable Universal Life Insurance Policy intended primarily for the corporate market ("Policy") offered by National Life Insurance Company. You may obtain a copy of the Prospectus dated May 1, 2003 by calling 1-800-278-3413, by writing to National Life Insurance Company, One National Life Drive, Montpelier, Vermont 05604, by accessing National Life's website at www.nationallife.com, or by accessing the SEC's website at http://www.sec.gov. Definitions of terms used in the current Prospectus for the Policy are incorporated in this Statement of Additional Information.


                   THIS STATEMENT OF ADDITIONAL INFORMATION IS
                   NOT A PROSPECTUS AND SHOULD BE READ ONLY IN
                CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACT.







                                Dated May 1, 2003

                                TABLE OF CONTENTS

                                                                        PAGE
National Life Insurance Company............................................2
National Variable Life Insurance Account...................................2
The Portfolios.............................................................2
Distribution of the Policies...............................................2
Contractual Arrangements between National Life and
   the Funds Investment Advisors or Distributor............... ............3
Terms of Underlying Fund Participation Agreements..........................3
Underwriting Procedures....................................................4
Increases in Face Amount...................................................5
Other Policy Provisions....................................................6
Automated Fund Transfer Features...........................................8
Advertising................................................................9
Money Market Subaccount Yields.............................................9
Total Return...............................................................10
Policies Issued in Conjunction with Employee Benefit Plans.................12
Special Rules for Employee Benefit Plans...................................13
Legal Developments Regarding Unisex Actuarial Tables.......................13
Policy Reports.............................................................14
Insurance Marketplace Standards Association................................14
Records  14
Legal Matters..............................................................14
Experts....................................................................14
Financial Statements.......................................................14
Financial Statements.......................................................F-1

NATIONAL LIFE INSURANCE COMPANY

National Life Insurance Company ("National Life," "we," "our," or "us") is the insurance company that issues the VariTrak variable universal life insurance policy (the "Policy"). National Life is authorized to conduct a life insurance and annuity business in all 50 states and the District of Columbia. It was originally chartered as a mutual life insurance company in 1848. It is now a stock life insurance company. All of its outstanding stock is indirectly owned by National Life Holding Company, a mutual insurance holding company established under Vermont law on January 1, 1999. All policyholders of National Life, including all the Owners of the Policies, are voting members of National Life Holding Company.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

National Variable Life Insurance Account (the "Separate Account") was established by National Life on February 1, 1985. It is a separate investment account to which we allocate assets to support the benefits payable under the Policies, other policies we currently issue, and other variable life insurance policies we may issue in the future. The Separate Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, and qualifies as a "separate account" within the meaning of the federal securities laws. Such registration does not involve any supervision of the management or investment practices or policies of the Separate Account by the SEC.

The independent public accountant for the Separate Account is PricewaterhouseCoopers LLP. This firm annually performs an audit on the financial statements of the Separate Account, and provides a report to the Board of Directors of National Life. PricewaterhouseCoopers LLP also acts as the independent public accountants for National Life.

THE PORTFOLIOS

The portfolios invested in by the Separate Account are part of mutual funds registered with the SEC as open-end investment companies. You should know that such registration does not involve supervision of the management or investment practices of the portfolios by the SEC.

DISTRIBUTION OF THE POLICIES

Equity Services, Inc. ("ESI") is responsible for distributing the Policies pursuant to a distribution agreement with us. ESI serves as principal underwriter for the Policies. ESI, a Vermont corporation and an indirect wholly owned subsidiary of National Life, is located at National Life Drive, Montpelier, Vermont 05604.

We offer the Policies to the public on a continuous basis through ESI. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

ESI offers the Policies through its sales representatives. ESI has also entered into selling agreements with other broker-dealers for sales of the Policies through their sales representatives. Sales representatives must be licensed as insurance agents and appointed by us.

We pay commissions to ESI for sales of the Policies.

Commissions paid on the Policy, as well as other incentives or payments, are not charged directly to the Policy Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy.

ESI received underwriting commissions in connection with the Policies in the following amounts during the periods indicated:


----------------- ------------------------------------------- ------------------------------------------------------------
Fiscal year       Aggregate Amount of Commissions Paid to     Aggregate Amount of Commissions Retained by ESI After
                  ESI*                                        Payments to its Registered Persons and Other Broker-Dealers
----------------- ------------------------------------------- -----------------------------------------------------------
----------------- ------------------------------------------- -----------------------------------------------------------
 2000              $1,717,799                                  $ 0
 2001              $1,068,571                                  $ 0
 2002              $  380,945                                  $ 0
----------------- ------------------------------------------- -----------------------------------------------------------

* Includes sales compensation paid to registered persons of ESI.

ESI passes through commissions it receives and does not retain any override as distributor for the Policies.


CONTRACTUAL ARRANGEMENTS BETWEEN NATIONAL LIFE AND THE FUNDS INVESTMENT ADVISORS OR DISTRIBUTORS

We have entered into or may enter into agreements with Funds pursuant to which the advisor or distributor pays us a fee based upon an annual percentage of the average net asset amount we invest on behalf of the Separate Account and our other separate accounts. These percentages may differ, and we may be paid a greater percentage by some investment advisors or distributors than other advisors or distributors. These agreements reflect administrative services provided by us. National Life receives compensation from the adviser or distributor of the Funds in connection with administration, distribution, or other services provided with respect to the Fund and its availability through the Policy. The amount of this compensation with respect to the Policy during 2002, which is based upon the indicated percentages of assets of each Fund attributable to the Policy, is shown below:


-------------------------------------------------------- ------------------ ----------------------------
                                  Fund                      % of Assets     Revenues National Life
                                                                            Received During 2002
-------------------------------------------------------- ------------------ ----------------------------
Alger American Fund                                            0.10%        $559
-------------------------------------------------------- ------------------ ----------------------------
American Century Variable Portfolios, Inc.                     0.20%        $2,562
-------------------------------------------------------- ------------------ ----------------------------
Scudder VIT Funds                                              0.15%*       $1,338
-------------------------------------------------------- ------------------ ----------------------------
Dreyfus Socially Responsible Growth Fund, Inc.                 0.20%        $0
-------------------------------------------------------- ------------------ ----------------------------
Fidelity VIP Funds                                             0.10%        $419
-------------------------------------------------------- ------------------ ----------------------------
INVESCO Variable Investment Funds, Inc.                        0.25%        $129
-------------------------------------------------------- ------------------ ----------------------------
J.P. Morgan Series Trust II                                    0.20%        $145
-------------------------------------------------------- ------------------ ----------------------------
Morgan Stanley Universal Institutional Funds                   0.25%        $0
-------------------------------------------------------- ------------------ ----------------------------
Neuberger Berman Advisers Management Trust                     0.15%        $16
-------------------------------------------------------- ------------------ ----------------------------
Strong VIF and Opportunity Fund II                             0.20%        $1,190
-------------------------------------------------------- ------------------ ----------------------------

*0.13% with respect to the Equity 500 Index Fund.

These arrangements may change from time to time, and may include more Funds in the future.

TERMS OF UNDERLYING FUND PARTICIPATION AGREEMENTS

The participation agreements under which the Funds sell their shares to subaccounts of the Separate Account contain varying termination provisions. In general, each party may terminate at its option with specified advance written notice, and may also terminate in the event of specific regulatory or business developments.

Should an agreement between National Life and a Fund terminate, the subaccounts which invest in that Fund may not be able to purchase additional shares of such Fund. In that event, you will no longer be able to transfer Accumulated Values or allocate Net Premiums to subaccounts investing in Portfolios of such Fund.

Additionally, in certain circumstances, it is possible that a Fund or a Portfolio of a Fund may refuse to sell its shares to a subaccount despite the fact that the participation agreement between the Fund and us has not been terminated. Should a Fund or Portfolio of such Fund decide not to sell its shares to us, we will not be able to honor your requests to allocate cash values or Net Premiums to subaccounts investing in shares of that Fund or Portfolio.

The Funds are available to registered separate accounts of insurance companies, other than National Life, offering variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension or retirement plans qualifying under Section 401 of the Internal Revenue Code. As a result, there is a possibility that a material conflict may arise as a result of such "mixed and shared" investing. That is, it is possible that a material conflict could arise between the interests of Owners with Accumulated Value allocated to the Separate Account and the owners of life insurance policies, variable annuity contracts, or of certain retirement or pension plans issued by such other companies whose values are allocated to one or more other separate accounts investing in any one of the Funds.

In the event of a material conflict, we will take any necessary steps, including removing the Separate Account from that Fund, to resolve the matter. The Board of Directors or Trustees of the Funds intend to monitor events in order to identify any material conflicts that possibly may arise and to determine what action, if any, should be taken in response to those events or conflicts. See the individual Fund prospectuses for more information.

UNDERWRITING PROCEDURES

Policies may be issued:

               (a) after full medical underwriting of the proposed Insured,

               (b) on a guaranteed issue basis, where no medical underwriting is required prior to issuance of a Policy, or

               (c) on a simplified underwriting basis, under which medical underwriting is limited to requiring the proposed Insured to answer three medical questions on the application.

Current cost of insurance rates for Policies issued on a guaranteed issue basis or a simplified underwriting basis are higher than current standard cost of insurance rates for healthy Insureds who undergo medical underwriting.

In full medical underwriting cases, we will perform an evaluation of a proposed Insured's health and other mortality risk factors before issuing a Policy. This process is often referred to as "underwriting". We will request that a number of questions about the proposed Insured be answered on the application for a Policy, and we may require a telephone conference, certain medical tests, and/or a medical examination. When we have evaluated all the necessary information, we will place a proposed Insured into one of the following Rate Classes:

  -      guaranteed issue
  -      simplified issue

  Full medical underwriting:
      -  male nonsmoker
      -  female nonsmoker
      -  unisex nonsmoker
      -  male smoker
      -  female smoker
      -  unisex smoker,
         unisex unismoker
         male unismoker, and
         female unismoker.

  For full medical underwriting cases, preferred and substandard rates may also apply for each of the above classes.

The Rate Class into which an Insured is placed will affect both the guaranteed and the current cost of insurance rates. Smoker and substandard classes reflect higher mortality risks. In an otherwise identical Policy, an Insured in a preferred or standard class will have a lower Cost of Insurance Charge than an Insured in a substandard class with higher mortality risks. Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers.

Current cost of insurance rates for Policies issued on a guaranteed issue or simplified issue basis may be higher than current cost of insurance rates for healthy Insureds who undergo medical underwriting.

The guaranteed maximum cost of insurance rates will be set forth in your Policy, and will depend on:

    -    the Insured's Attained Age
    -    the Insured's sex
    -    the Insured's Rate Class, and
    - the 1980 Commissioners Standard Ordinary Smoker/Nonsmoker/Unismoker Mortality Table.

For Policies issued in states which require "unisex" policies or in conjunction with employee benefit plans, the guaranteed maximum cost of insurance rate will use the 1980 Commissioners Standard Ordinary Mortality Tables NB and SB.

INCREASES IN FACE AMOUNT

You should be aware that if you increase the Face Amount of your Policy, this will generally affect the total Net Amount at Risk. This will normally increase the monthly Cost of Insurance Charges. In addition, the Insured may be in a different Rate Class as to the increase in insurance coverage. We use separate cost of insurance rates for the Initial Face Amount and any increases in Face Amount. For the Initial Face Amount we use the rate for the Insured's Rate Class on the Date of Issue. For each increase in Face Amount, we use the rate for the Insured's Rate Class at the time of the increase. If the Unadjusted Death Benefit is calculated as the Accumulated Value times the specified percentage, we use the rate for the Rate Class for the Initial Face Amount for the amount of the Unadjusted Death Benefit in excess of the total Face Amount for Option A, and in excess of the total Face Amount plus the Accumulated Value for Option B.

We calculate the Net Amount at Risk separately for the Initial Face Amount and increases in Face Amount. In determining the Net Amount at Risk for each increment of Face Amount, we first consider the Accumulated Value part of the Initial Face Amount. If the Accumulated Value exceeds the Initial Face Amount, we consider it as part of any increases in Face Amount in the order such increases took effect.

Each increase in Face Amount will begin a new period of Surrender Charges in effect for 15 years from the date of the increase. This additional Surrender Charge is based on the Face Amount of the increase only. We describe this additional Surrender Charge in detail in the "Surrender Charge" section of the prospectus.

OTHER POLICY PROVISIONS

       INDEFINITE POLICY DURATION. The Policy can remain in force indefinitely (in Texas and Maryland, however, the Policy matures at Attained Age 99 at which time National Life will pay the Net Cash Surrender Value to the Owner in one sum unless a Payment Option is chosen, and the Policy will terminate). However, for a Policy to remain in force after the Insured reaches Attained Age 99, if the Face Amount is greater than the Account Value, the Face Amount will automatically be decreased to the current Account Value. Also, at Attained Age 99 Option B automatically becomes Option A, and no premium payments are allowed after Attained Age 99, although loan repayments are allowed. The tax treatment of a Policy's Account Value after Age 100 is unclear, and you may wish to discuss this treatment with a tax advisor.

      THE POLICY. The Policy and a copy of the applications attached thereto are the entire contract. Only statements made in the applications can be used to void the Policy or deny a claim. The statements are considered representations and not warranties. Only one of National Life's duly authorized officers or registrars can agree to change or waive any provisions of the Policy and only in writing. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.

       SPLIT DOLLAR ARRANGEMENTS. The Owner or Owners may enter into a Split Dollar Arrangement between each other or another person or persons whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., Net Cash Surrender Value or Death Benefit) are split between the parties. There are different ways of allocating such rights.

      For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the Net Cash Surrender Value. The employee may designate the Beneficiary to receive any Death Benefit in excess of the Net Cash Surrender Value. If the employee dies while such an arrangement is in effect, the employer would receive from the Death Benefit the amount which the employer would have been entitled to receive upon surrender of the Policy and the employee's Beneficiary would receive the balance of the proceeds.

       No transfer of Policy rights pursuant to a Split Dollar Arrangement will be binding on National Life unless in writing and received by National Life.

       National Life does not impose any fee with respect to split dollar arrangements.

       The IRS has recently issued new guidance affecting Split Dollar Arrangements. Any parties who elect to enter into a Split Dollar Arrangement should consult their own tax advisers regarding the tax consequences of such an arrangement.

      ASSIGNMENTS. You may assign any and all rights under the Policy. No assignment binds National Life unless in writing and received by us. National Life assumes no responsibility for determining whether an assignment is valid or the extent of the assignee's interest. All assignments will be subject to any Policy loan. The interest of any beneficiary or other person will be subordinate to any assignment. A payee who is not also the Owner may not assign or encumber Policy benefits, and to the extent permitted by applicable law, such benefits are not subject to any legal process for the payment of any claim against the payee. An assignment may have tax consequences.

         SUICIDE. In the event of the Insured's suicide, while sane or insane, within two years from the Date of Issue of the Policy (except where state law requires a shorter period), or within two years of the effective date of a reinstatement (unless otherwise required by state law), National Life's liability is limited to the payment to the beneficiary of a sum equal to the premiums paid less any Policy loan and accrued interest and any Withdrawals (since the date of reinstatement, in the case of a suicide within two years of the effective date of a reinstatement), or other reduced amount provided by state law.

If the Insured commits suicide within two years (or shorter period required by state law) from the effective date of any Policy change which increases the Death Benefit and for which an application is required, the amount which National Life will pay with respect to the increase will be the Cost of Insurance Charges previously made for such increase (unless otherwise required by state law).

       DIVIDENDS. The Policy is participating; however, no dividends are expected to be paid on the Policy. If dividends are ever declared, they will be paid in cash. At the time of the Insured person's death, the Death Benefit will be increased by dividends payable, if any.

       CORRESPONDENCE. All correspondence to you will be deemed to have been sent to you if mailed to you at your last known address.

       SETTLEMENT OPTIONS. In lieu of a single sum payment on death or surrender, an election may be made to apply the Death Benefit under any one of the fixed-benefit Settlement Options provided in the Policy. The options are described below.

       PAYMENT OF INTEREST ONLY. Interest at a rate of 3.5% per year will be paid on the amount of the proceeds retained by National Life. Upon the earlier of the payee's death or the end of a chosen period, the proceeds retained will be paid to the payee or his or her estate.

       PAYMENTS FOR A STATED TIME. Equal monthly payments, based on an interest rate of 3.5% per annum, will be made for the number of years selected.

       PAYMENTS FOR LIFE. Equal monthly payments, based on an interest rate of 3.5% per annum, will be made for a guaranteed period and thereafter during the life of a chosen person. Guaranteed payment periods may be elected for 0, 10, 15, or 20 years or for a refund period, at the end of which the total payments will equal the proceeds placed under the option.

       PAYMENTS OF A STATED AMOUNT. Equal monthly payments will be made until the proceeds, with interest at 3.5% per year on the unpaid balance, have been paid in full. The total payments in any year must be at least $10 per month for each thousand dollars of proceeds placed under this option.

       LIFE ANNUITY. Equal monthly payments will be made in the same manner as in the above Payments for Life option except that the amount of each payment will be the monthly income provided by National Life's then current settlement rates on the date the proceeds become payable. No additional interest will be paid.

       JOINT AND TWO THIRDS ANNUITY. Equal monthly payments, based on an interest rate of 3.5% per year, will be made while two chosen persons are both living. Upon the death of either, two-thirds of the amount of those payments will continue to be made during the life of the survivor. We may require proof of the ages of the chosen persons.

       50% SURVIVOR ANNUITY. Equal monthly payments, based on an interest rate of 3.5% per year, will be made during the lifetime of the chosen primary person. Upon the death of the chosen primary person, 50% of the amount of those payments will continue to be made during the lifetime of the secondary chosen person. We may require proof of the ages of the chosen persons.

We may pay interest in excess of the stated amounts under the first four options listed above, but not the last three. Under the first two, and fourth options above, the payee has the right to change options or to withdraw all or part of the remaining proceeds. For additional information concerning the payment options, see the Policy.

AUTOMATED FUND TRANSFER FEATURES

DOLLAR COST AVERAGING

       You may elect Dollar Cost Averaging at issue by marking the appropriate box on the initial application, and completing the appropriate instructions. You may also begin a Dollar Cost Averaging program after issue by filling out similar information on a change request form and sending it to us at our Home Office.

       If you elect this feature, we will take the amount to be transferred from the Money Market Subaccount and transfer it to the Subaccount or Subaccounts designated to receive the funds, each month on the Monthly Policy Date. If you elect Dollar Cost Averaging on your application for the Policy, it will start with the Monthly Policy Date after the date that is 20 days after issue. If you begin a Dollar Cost Averaging program after the free look period is over, it will start on the next Monthly Policy Date. Dollar Cost Averaging will continue until the amount in the Money Market Subaccount is depleted. The minimum monthly transfer by Dollar Cost Averaging is $100, except for the transfer which reduces the amount in the Money Market Subaccount to zero. You may discontinue Dollar Cost Averaging at any time by sending an appropriate change request form to the Home Office. You may not use the dollar cost averaging feature to transfer Accumulated Value to the General Account.

Dollar Cost Averaging allows you to move funds into the various investment types on a more gradual and systematic basis than the frequency on which you pay premiums. The dollar cost averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high. The periodic investment of the same amount will result in higher numbers of units being purchased when unit prices are lower, and lower numbers of units being purchased when unit prices are higher. This technique will not, however, assure a profit or protect against a loss in declining markets. Moreover, for the dollar cost averaging technique to be effective, amounts should be available for allocation from the Money Market Subaccount through periods of low price levels as well as higher price levels.

PORTFOLIO REBALANCING

       You may elect Portfolio Rebalancing at issue by marking the appropriate box on the application, or, after issue, by completing a change request form and sending it to our Home Office.

       In Policies utilizing Portfolio Rebalancing from the Date of Issue, an automatic transfer will take place which causes the percentages of the current values in each Subaccount to match the current premium allocation percentages, starting with the Monthly Policy Date six months after the Date of Issue, and then on each Monthly Policy Date six months thereafter. Policies electing Portfolio Rebalancing after issue will have the first automated transfer occur as of the Monthly Policy Date on or next following the date we receive the election at our Home Office, and subsequent rebalancing transfers will occur every six months from that date. You may discontinue Portfolio Rebalancing at any time by submitting an appropriate change request form to us at our Home Office.

If you change your Policy's premium allocation percentages, Portfolio Rebalancing will automatically be discontinued unless you specifically direct otherwise.

       Portfolio Rebalancing will result in periodic transfers out of Subaccounts that have had relatively favorable investment performance in relation to the other Subaccounts to which a Policy allocates premiums, and into Subaccounts which have had relatively unfavorable investment performance in relation to the other Subaccounts to which the Policy allocates premiums. Portfolio rebalancing does not guarantee a profit or protect against a loss.

ADVERTISING

From time to time, we may advertise or include in sales literature historical performance data, including yields, effective yields, and annual total returns for the subaccounts. These figures are based on historical earnings and do not indicate or project future performance. Effective yields and total returns for a subaccount are based on the investment performance of the corresponding portfolio. A Portfolio's performance reflects the Portfolio's expenses. See the prospectuses for the Funds. In advertising and sales literature, the performance of each subaccount may be compared to the performance of other variable life insurance issuers in general or to the performance of particular types of variable life insurance investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the subaccounts. Lipper Analytical Services, Inc. ("Lipper") and Variable Annuity Research Data Service ("VARDS") are independent services that monitor and rank the performance of variable life insurance issuers in major categories of investment objectives on an industry-wide basis. The performance analyses prepared by Lipper and VARDS each rank these issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

Advertising and sales literature may also compare the performance of each subaccount to the Standard & Poor's Composite Index of 500 stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any "deduction" for the expense of operating or managing an investment portfolio. Other independent ranking services and indices may also be used as sources of performance comparison. We may also report other information, including the effect of tax-deferred compounding on a subaccount's investment returns, or returns in general, which may be illustrated by tables, graphs, or charts. All income and capital gains derived from subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying portfolio's investment experience is positive. Performance information reflects only the performance of a hypothetical investment during the particular time period on which the calculations are based. Average annual total return figures are based on historical earnings and are not intended to indicate future performance. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the underlying portfolio in which a subaccount invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. You also should refer to your personalized illustrations which illustrate variations of the Death Benefit, Policy values, and accumulated payments under your Policy.

MONEY MARKET SUBACCOUNT YIELDS

The current yield of the Money Market Subaccount refers to the annualized investment income generated by an investment in the Subaccount over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment; it is calculated in a manner which does not take into consideration any realized or unrealized gains or losses or income other than investment income on shares of the underlying portfolio or on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and exclusive of income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a Policy having a balance of one accumulation unit in the Money Market Subaccount at the beginning of the period, dividing the net change in account value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects: (1) net investment income of the portfolio attributable to the hypothetical account; and (2) "common" charges and deductions (as explained below) imposed under the Policy which are attributable to the hypothetical account. For purposes of calculating current yields for a Policy, an average per unit administration fee is used based on the $7.50 Monthly Administrative Charge deducted monthly on the Monthly Policy Date. The effective yield of the Money Market Subaccount determined on a compounded basis for the same seven-day period may also be quoted. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The Money Market Subaccount's yield is affected by changes in interest rates on money market securities, the average portfolio maturity of the underlying portfolio, the types of quality of portfolio securities held by the underlying portfolio, and the underlying portfolio's operating expenses. During extended periods of low interest rates, the yields of the Money Market Subaccount (or any subaccount investing in a money market portfolio) may also become extremely low and possibly negative. Yields on amounts held in the Money Market Subaccount may also be presented for periods other than a seven-day period. The current yield and effective yield for the Money Market Subaccount for the seven days ended December 31, 2002 were 0.60% and 0.60%, respectively.

TOTAL RETURN

The total return of a subaccount refers to return quotations assuming an investment under a Policy has been held in the subaccount for various periods of time. For periods prior to the date a subaccount commenced operations, performance information for Policies funded by that subaccount will be calculated based on the performance of the corresponding portfolio and the assumption that the subaccount was in existence for the same periods as those indicated for the portfolio, with the current level of Policy charges. The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Policy to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. The ending date for each period for which total return quotations are provided will normally be for the most recent calendar month or quarter, considering the type and media of the communication and will be stated in the communication. Average annual total return information shows the average percentage change in the value of an investment in the subaccount from the beginning date of the measuring period to the end of that period.

Because of the charges and deductions imposed under a Policy, performance data for the subaccounts will be lower than performance data for their corresponding portfolios. The performance of a subaccount will be affected by expense reimbursements and fee waivers applicable to their corresponding portfolios. Without these reimbursements and waivers, performance would be lower. When a portfolio has been in operation for 1, 5, and 10 years, respectively, the average annual total return for these periods will be provided. Average annual total returns for other periods of time may, from time to time, also be disclosed. Average annual total return for the subaccounts may include information for the period before the Policies were registered under the Securities Act of 1933, from the inception of the portfolios, with the level of Policy charges currently in effect. Each of the Funds have provided all performance information for the portfolios, including the portfolio total value information used to calculate the total returns of the subaccounts for periods prior to the inception of the subaccounts. Sentinel Variable Products Trust is affiliated with us; none of the other Funds is affiliated with us. While we have no reason to doubt the accuracy of the figures provided by these non-affiliated funds, we do not represent that they are true and complete, and disclaim all responsibility for these figures. PERFORMANCE FOR ANY GIVEN PAST PERIOD IS NOT AN INDICATION OR REPRESENTATION OF FUTURE PERFORMANCE. THE PERFORMANCE OF EACH SUBACCOUNT WILL FLUCTUATE ON A DAILY BASIS.

The following table shows average annual total return performance information for the subaccounts, based on the periods that the portfolios have been in existence. This performance information may quote average annual total returns for periods prior to the date a subaccount commenced operations. The performance information for the subaccounts will be calculated based on the performance of the portfolios and the assumption that the subaccounts were in existence for the same periods as those indicated for the portfolios, with the level of Policy charges currently in effect, and that the subaccount invested in the specified Portfolios since their inception. The returns reflect total underlying portfolio expenses and certain Policy fees and charges assumed to apply to all Policy Owners, including the Premium Tax Charge, Monthly Administrative Charge, and mortality and expense risk charge ("Common Charges"). However, charges such as Surrender Charges and cost of insurance charges, which are based on certain factors, such as sex, Issue Age or actual age, Rate Class, Policy Year, Face Amount, or Net Amount at Risk, and which therefore vary with each Policy, are not reflected in the rates of return shown below, nor are any charges assessed on Withdrawal, transfer, or increase in Face Amount ("Non-Common Charges"). IF NON-COMMON CHARGES WERE DEDUCTED, PERFORMANCE WOULD HAVE BEEN SIGNIFICANTLY LOWER. The results for any period prior to the Policy being offered are calculated as if the Policy had been offered during that period of time. These rates of return are not estimates, projections or guarantees of future performance.


                                                   1 Year to    5 Years to   10 Years to  Life of Portfolio Date of Portfolio
                                                   12/31/2002   12/31/2002   12/31/2002   to 12/31/02       Inception
--------------------------------------------------------------------------------------------------------------------------------
Sentinel VPT Common Stock                                -18.0%          N/A          N/A            -11.0%     11/30/2000
Sentinel VPT Growth Index                                -24.7%          N/A          N/A            -21.0%     11/30/2000
Sentinel VPT Mid Cap Growth                              -24.7%          N/A          N/A            -23.5%     11/30/2000
Sentinel VPT Money Market                                  0.5%          N/A          N/A              1.9%     11/30/2000
Sentinel VPT Small Company                               -14.6%          N/A          N/A             -2.0%     11/30/2000
Sentinel VPT Bond                                           N/A          N/A          N/A               N/A     05/01/2003
Sentinel VPT Balanced                                       N/A          N/A          N/A               N/A     05/01/2003
Alger American Growth                                    -33.5%        -0.8%         8.4%             11.1%     01/09/1989
Alger American Leveraged AllCap                          -34.4%         2.5%          N/A             12.9%     01/25/1995
Alger American Small Capitalization                      -26.8%        -9.6%         0.5%              7.7%     09/21/1998
American Century VP Income & Growth                      -20.0%        -1.0%          N/A              0.4%     10/30/1997
American Century VP Value                                -13.3%         3.1%          N/A              7.6%     05/01/1996
Dreyfus Socially Responsible Growth Fund                 -29.5%        -4.5%          N/A              6.1%     10/07/1993
Fidelity VIP Fund - Overseas                             -20.9%        -4.7%         3.9%              3.5%     01/28/1987
INVESCO VIF Dynamics                                     -32.5%        -4.2%          N/A             -3.2%     08/25/1997
INVESCO VIF Health Sciences                              -25.1%         4.4%          N/A              5.8%     05/22/1997
INVESCO VIF Technology                                   -47.3%        -7.1%          N/A             -4.1%     05/21/1997
JPMorgan International Opportunities                     -19.0%        -5.2%          N/A              0.2%     01/03/1995
JPMorgan Small Company                                   -22.3%        -3.5%          N/A              6.3%     01/03/1995
Neuberger Berman AMT Partners                            -24.8%        -4.4%          N/A              7.4%     03/22/1994
Strong Mid Cap Growth Fund                               -38.1%        -2.8%          N/A              1.8%     12/31/1996
Strong Opportunity Fund II, Inc.                         -27.4%         2.1%        10.0%             11.0%     05/08/1992
Scudder VIT EAFE Equity Index                            -22.2%        -6.0%          N/A             -6.1%     08/22/1997
Scudder VIT Equity 500 Index                             -22.9%        -1.6%          N/A             -1.2%     10/01/1997
Scudder VIT Small Cap Index                              -21.2%        -2.5%          N/A             -1.8%     08/25/1997
Morgan Stanley UIF Emerging Markets                       -8.0%        -4.4%          N/A             -4.0%     10/01/1996
Morgan Stanley UIF Core + Fixed Inc.                      -1.6%         5.0%          N/A              5.7%     01/02/1997
Morgan Stanley UIF High Yield                              6.5%         2.3%          N/A              3.8%     01/02/1997
Morgan Stanley UIF U.S. Real Estate                       -9.6%        -2.6%          N/A              0.9%     03/03/1997


EFFECT OF MONTHLY ADMINISTRATIVE FEE ON PERFORMANCE DATA. The Policy provides for a $7.50 Monthly Administrative Charge deducted monthly on the policy processing day from the subaccounts and the General Account based on the proportion that the value of each account bears to the total Policy account value. For purposes of reflecting these monthly charges in yield and total return quotations, an average Policy value at fund inception is assumed.

We may also provide in sales literature or advertisements quotations of the investment performance of the portfolios without including the effect of Common Charges imposed at the subaccount level. This performance information does not reflect the effect of mortality and expense risk charges, cost of insurance, Policy expenses, or potential surrender charges. IF THESE CHARGES WERE INCLUDED, THE TOTAL RETURNS WOULD BE SIGNIFICANTLY LOWER. The table below shows average annual total return performance information on this basis:




                                                        1 Year to    5 Years to    10 Years to   Life of Portfolio      Date of
                                                                                                                       Portfolio
                                                        12/31/2002   12/31/2002     12/31/2002      to 12/31/02        Inception
-----------------------------------------------------------------------------------------------------------------------------------
Sentinel VPT Common Stock                                    -17.4%           N/A            N/A             -10.4%    11/30/2000
Sentinel VPT Growth Index                                    -24.0%           N/A            N/A             -20.4%    11/30/2000
Sentinel VPT Mid Cap Growth                                  -24.2%           N/A            N/A             -22.9%    11/30/2000
Sentinel VPT Money Market                                      1.2%           N/A            N/A               2.6%    11/30/2000
Sentinel VPT Small Company                                   -14.0%           N/A            N/A              -1.4%    11/30/2003
Sentinel VPT Bond                                               N/A           N/A            N/A                N/A    05/01/2003
Sentinel VPT Balanced                                           N/A           N/A            N/A                N/A    05/01/2003
Alger American Growth                                        -33.1%         -0.2%           9.1%              12.0%    01/09/1989
Alger American Leveraged AllCap                              -34.0%          3.2%            N/A              13.5%    01/25/1995
Alger American Small Capitalization                          -26.3%         -9.0%           1.2%               8.4%    09/01/1988
American Century VP Income & Growth                          -19.5%         -0.3%            N/A               1.1%    10/30/1997
American Century VP Value                                    -12.7%          3.8%            N/A               8.3%    05/01/1996
Dreyfus Socially Responsible Growth Fund                     -29.0%         -3.9%            N/A               7.1%    10/07/1993
Fidelity VIP Fund - Overseas                                 -20.4%         -4.0%           4.6%               4.1%    01/28/1987
Fidelity VIP Fund - Investment Grade Bond                     10.2%          7.4%           7.2%               7.9%    12/05/1988
INVESCO VIF Dynamics                                         -32.0%         -3.5%            N/A              -2.7%    08/25/1997
INVESCO VIF Health Sciences                                  -24.5%          5.1%            N/A               6.4%    05/22/1997
INVESCO VIF Technology                                       -46.9%         -6.5%            N/A              -3.5%    05/21/1997
JPMorgan International Opportunities                         -18.4%         -4.6%            N/A               0.7%    01/03/1995
JPMorgan Small Company                                       -21.7%         -2.8%            N/A               7.0%    01/03/1995
Neuberger Berman AMT Partners                                -24.2%         -3.7%            N/A               7.4%    03/22/1994
Strong Mid Cap Growth Fund                                   -37.6%         -2.2%            N/A               2.5%    12/31/1996
Strong Opportunity Fund II, Inc.                             -26.9%          2.7%          10.7%              11.5%    07/02/1997
Scudder VIT EAFE Equity Index                                -21.7%         -5.3%            N/A              -6.2%    08/22/1997
Scudder VIT Equity 500 Index                                 -22.4%         -0.9%            N/A              -0.5%    10/01/1997
Scudder VIT Small Cap Index                                  -20.7%         -1.8%            N/A              -0.8%    08/25/1997
Morgan Stanley Emerging Markets                               -7.4%         -3.8%            N/A              -3.3%    10/01/1996
Morgan Stanley Core + Fixed Inc.                              -0.9%          5.7%            N/A               6.4%    01/02/1997
Morgan Stanley High Yield                                      7.2%          3.0%            N/A               4.6%    01/02/1997
Morgan Stanley U.S. Real Estate                                9.0%         -1.9%            N/A               1.2%    03/03/1997


POLICIES ISSUED IN CONJUNCTION WITH EMPLOYEE BENEFIT PLANS

Policies may be acquired in conjunction with employee benefit plans, including the funding of qualified pension plans meeting the requirements of Section 401 of the Code.

For employee benefit plan Policies, the maximum cost of insurance rates used to determine the monthly Cost of Insurance Charge are based on the Commissioners' 1980 Standard Ordinary Mortality Tables NB and SB. Under these Tables, mortality rates are the same for male and female Insureds of a particular Attained Age and Rate Class.

Illustrations reflecting the premiums and charges for employee benefit plan Policies will be provided upon request to purchasers of such Policies.

There is no provision for misstatement of sex in the employee benefit plan Policies. (See "Misstatement of Age and Sex," in the prospectus.) Also, the rates used to determine the amount payable under a particular Settlement Option will be the same for male and female Insureds. (See "Settlement Options," above.)

If a Policy is purchased in connection with a plan sponsored by an employer, all rights under the Policy rest with the Policy Owner, which may be the employer or other obligor under the plan. Benefits available to participants under the plan will be governed solely by the provisions of the plan. Accordingly, some of the options and elections under the Policy may not be available to participants under the provisions of the plan. In such cases, participants should contact their employers for information regarding the specifics of the plan.

SPECIAL RULES FOR EMPLOYEE BENEFIT PLANS

If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal and state income and estate tax consequences could differ. A tax adviser should be consulted with respect to such consequences. Policies owned under these types of plans may also be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited.

The current cost of insurance for the Net Amount at Risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost (generally referred to as the "P.S. 58" cost) to the participant annually.

If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's Beneficiary, then the excess of the Death Benefit over the Accumulated Value is not taxable. However, the Accumulated Value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy.

LEGAL DEVELOPMENTS REGARDING UNISEX ACTUARIAL TABLES

In 1983, the United States Supreme Court held in ARIZONA GOVERNING COMMITTEE V. NORRIS that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In that case, the Court applied its decision only to benefits derived from contributions made on or after August 1, 1983. Subsequent decisions of lower federal courts indicate that in other factual circumstances the Title VII prohibition of sex-distinct benefits may apply at an earlier date. In addition, legislative, regulatory, or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances. The Policies offered by this Prospectus, other than employee benefit plan Policies (see "Special Rules For Employee Benefit Plans," below) are based upon actuarial tables which distinguish between men and women and, thus, the Policy provides different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of these authorities on any employment-related insurance or benefits program before purchasing the Policy and in determining whether an employee benefit plan Policy is appropriate.

POLICY REPORTS

Within 30 days after each Policy Anniversary, a statement will be sent to you describing the status of your Policy, including setting forth the Face Amount, the current Death Benefit, any Policy loans and accrued interest, the current Account Value, the amount held as Collateral in the Loan Account, the value in each Subaccount of the Separate Account, premiums paid since the last report, charges deducted since the last report, any Withdrawals since the last report, and the current Net Cash Surrender Value. In addition, a statement will be sent to you showing the status of your Policy following the transfer of amounts from one Subaccount of a Separate Account to another, the taking out of a loan, a repayment of a loan, a Withdrawal and the payment of any premiums (excluding those paid by bank draft or otherwise under the Automatic Payment Plan).

      You will receive a semi-annual report containing the financial statements of each Fund in which your Policy has Account Value, as required by the 1940 Act.

INSURANCE MARKETPLACE STANDARDS ASSOCIATION

National Life Insurance Company is a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may include the IMSA logo and information about IMSA membership in its advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

RECORDS

We will maintain all records relating to the Policy at our Home Office at National Life Drive, Montpelier, Vermont 05604, or at the office of our Third Party Administrator, McCamish Systems, LLC, which is located at 6425 Powers Ferry Road, Third Floor, Atlanta, Georgia 30339.

LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on legal matters relating to certain aspects of Federal securities law applicable to the issue and sale of the Policies. Matters of Vermont law pertaining to the Policies, including National Life's right to issue the Policies and its qualification to do so under applicable laws and regulations issued thereunder, have been passed upon by D. Russell Morgan, Assistant General Counsel of National Life.

EXPERTS

The Financial Statements have been included in this Statement of Additional Information, which is part of the of the registration statement in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.

FINANCIAL STATEMENTS

The financial statements of National Life and of the relevant Subaccounts of the Separate Account appear on the following pages. The financial statements of National Life should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon National Life's ability to meet its obligations under the Policies.

                         NATIONAL LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES


                                    * * * * *

                              FINANCIAL STATEMENTS

                                    * * * * *

PRICEWATERHOUSECOOPERS [LOGO]
--------------------------------------------------------------------------------
                                                      PRICEWATERHOUSECOOPERS LLP
                                                      160 Federal Street
                                                      Boston MA 02110-9862
                                                      Telephone (617) 428 8400
                                                      Facsimile (617) 439 7393



                       Report of Independent Accountants

To the Board of Directors and Stockholder of National Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of operations, comprehensive income, changes in stockholder's equity, and of cash flows present fairly, in all material respects, the financial position of natiional Life Insurance Company and its subsidiaries (National Life) at December 31, 2002 and 2001, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Natiional Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United Statates of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

As discussed in note 2 to the consolidated financial statements, National Life changed its method of accounting for goodwill and certain other intangible assets in 2002. As discussed in notes 2 and 3 to the consolidated statements, National Life changed its method of accounting for derivative instruments and securitized financial instruments in 2001.


/s/ PRICEWATERHOUSECOOPERS, LLP
-------------------------------
Boston, Massachusetts
February 28, 2003





NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

DECEMBER 31,
-------------------------------------------------------------------------------------------------------
(IN THOUSANDS)                                                                   2002           2001
-------------------------------------------------------------------------------------------------------
ASSETS:
Cash and cash equivalents                                                    $    98,857   $   199,266
Available-for-sale debt securities                                             6,342,950     5,568,734
Available-for-sale equity securities                                             160,643       177,496
Trading equity securities                                                         20,097        23,083
Mortgage loans                                                                 1,279,723     1,239,861
Policy loans                                                                     737,778       752,142
Real estate investments                                                           35,489        36,191
Other invested assets                                                            154,536       171,864
-------------------------------------------------------------------------------------------------------
Total cash and invested assets                                                 8,830,073     8,168,637
Deferred policy acquisition costs                                                580,144       577,861
Accrued investment income                                                        119,038       121,063
Premiums and fees receivable                                                      23,318        24,085
Deferred income taxes                                                             41,091        49,627
Amounts recoverable from reinsurers                                              370,369       362,305
Present value of future profits of insurance acquired                             70,746        87,579
Property and equipment, net                                                       48,011        51,684
Federal income tax recoverable                                                     7,229          --
Other assets                                                                     144,702       137,899
Separate account assets                                                          493,929       523,329
-------------------------------------------------------------------------------------------------------
Total assets                                                                 $10,728,650   $10,104,069
=======================================================================================================
LIABILITIES:
Policy benefit liabilities                                                   $ 4,375,566   $ 4,255,082
Policyholders' accounts                                                        4,151,159     3,752,855
Policyholders' deposits                                                           67,673        48,640
Policy claims payable                                                             34,295        49,304
Policyholders' dividends                                                         198,896       109,950
Amounts payable to reinsurers                                                     17,164        19,573
Collateral held on loaned securities                                              17,763        23,551
Federal income tax payable                                                          --           5,860
Other liabilities and accrued expenses                                           127,468       138,373
Pension and other post-retirement benefit obligations                            166,247       142,389
Debt                                                                              69,706        72,101
Separate account liabilities                                                     493,929       523,329
-------------------------------------------------------------------------------------------------------
Total liabilities                                                              9,719,866     9,141,007
-------------------------------------------------------------------------------------------------------

MINORITY INTERESTS                                                                 5,259        12,137

STOCKHOLDER'S EQUITY:
Common stock (authorized 2.5 million shares at $1 par value, 2.5 million
shares issued and outstanding)                                                     2,500         2,500
Additional paid-in capital                                                         5,000         5,000
Retained earnings                                                                950,081       933,728
Accumulated other comprehensive income                                            45,944         9,697
-------------------------------------------------------------------------------------------------------
Total stockholder's equity                                                     1,003,525       950,925
-------------------------------------------------------------------------------------------------------
Total liabilities, minority interests and stockholder's equity               $10,728,650   $10,104,069
=======================================================================================================




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS


                                      F-3






NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------------------------------
(IN THOUSANDS)                                                                   2002            2001
--------------------------------------------------------------------------------------------------------
REVENUES:
Insurance premiums                                                           $   392,053    $   377,596
Policy and contract charges                                                       89,087         76,850
Net investment income                                                            566,922        552,084
Net realized losses                                                              (37,513)        (9,868)
Change in value of trading equity securities                                      (3,669)        (2,616)
Mutual fund commission and fee income                                             55,658         57,581
Other income                                                                      16,335         16,314
--------------------------------------------------------------------------------------------------------
Total revenues                                                                 1,078,873      1,067,941
--------------------------------------------------------------------------------------------------------
BENEFITS AND EXPENSES:
Increase in policy liabilities                                                   126,161        134,876
Policy benefits                                                                  339,869        312,010
Policyholders' dividends                                                         128,062        113,404
Index and interest credited to equity indexed policyholders'
accounts, net of option investments                                               22,451         42,326
Interest credited to non-indexed policyholders' accounts                         153,825        144,131
Operating expenses                                                               179,407        170,312
Change in sales practice remediation provision                                    (5,373)       (13,802)
Restructuring charge - mainframe computer operations                                --            6,487
Policy acquisition expenses, net                                                 105,287         86,041
--------------------------------------------------------------------------------------------------------
Total benefits and expenses                                                    1,049,689        995,785
--------------------------------------------------------------------------------------------------------
Income before income taxes, minority interests, and cumulative effects            29,184         72,156

Income tax expense                                                                   904         17,540
--------------------------------------------------------------------------------------------------------
Income before minority interests and cumulative effects                           28,280         54,616

Minority interests                                                                 1,927          4,725
--------------------------------------------------------------------------------------------------------
INCOME BEFORE CUMULATIVE EFFECTS                                                  26,353         49,891

Cumulative effect of adoption of Financial Accounting Standard #133                 --               81

Cumulative effect of adoption of Emerging Issues Task Force #99-20                  --           (2,133)
--------------------------------------------------------------------------------------------------------
NET INCOME                                                                   $    26,353    $    47,839
========================================================================================================


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS




                                      F-4

NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------------------------------
(IN THOUSANDS)                                                                   2002            2001
--------------------------------------------------------------------------------------------------------
Net income                                                                   $    26,353    $    47,839

OTHER COMPREHENSIVE INCOME:
Unrealized gain on available-for-sale securities, net                             51,017         31,323
Change in minimum pension liability, net                                         (14,770)          --
--------------------------------------------------------------------------------------------------------
Total comprehensive income                                                   $    62,600    $    79,162
=======================================================================================================



NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY

FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------------------------------
(IN THOUSANDS)                                                                      2002           2001
--------------------------------------------------------------------------------------------------------

COMMON STOCK:
Balance at January 1 and December 31                                         $     2,500    $     2,500
=======================================================================================================

ADDITIONAL PAID-IN CAPITAL:
Balance at January 1 and December 31                                         $     5,000    $     5,000
=======================================================================================================

RETAINED EARNINGS:
Balance at January 1                                                         $   933,728    $   885,889
Net income                                                                        26,353         47,839
Dividend to stockholder                                                          (10,000)          --
--------------------------------------------------------------------------------------------------------
Balance at December 31                                                       $   950,081    $   933,728
=======================================================================================================

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS):
Balance at January 1                                                         $     9,697    $   (21,626)
Unrealized gain on available-for-sale securities, net                             51,017         31,323
Change in minimum pension liability, net                                         (14,770)          --
--------------------------------------------------------------------------------------------------------
Balance at December 31                                                       $    45,944    $     9,697
=======================================================================================================
TOTAL STOCKHOLDER'S EQUITY:
Balance at December 31                                                       $ 1,003,525    $   950,925
=======================================================================================================



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS



                                      F-5

NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------------------------------
(IN THOUSANDS)                                                                     2002         2001
--------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                                   $    26,353    $    47,839

Adjustments to reconcile net income to net cash provided by operating activities: Change in:
Accrued investment income                                                          2,025         (1,097)
Policy acquisition costs                                                         (50,400)       (40,764)
Policy liabilities                                                               119,489         90,557
Other liabilities                                                                  6,197          9,502
Provision for deferred income taxes                                              (11,821)         3,449
Net realized loss                                                                 37,513          9,868
Amortization of present value of future profits of insurance acquired              9,478          8,448
Depreciation                                                                       2,607          3,417
Other                                                                             25,274          6,760
--------------------------------------------------------------------------------------------------------
Net cash provided by operating activities                                        166,715        137,979
--------------------------------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sales, maturities and repayments of investments                  2,166,608      2,160,858
Cost of investments acquired                                                  (2,793,117)    (2,546,580)
Acquisition of Sigma                                                             (14,188)          --
Change in policy loans                                                            14,364         12,580
Other                                                                              2,148        (11,102)
--------------------------------------------------------------------------------------------------------
Net cash used by investing activities                                           (624,185)      (384,244)
--------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Policyholders' deposits, including interest credited                             697,155        611,127
Policyholders' withdrawals, including policy charges                            (298,863)      (369,511)
Net change in securities lending liabilities                                      (5,788)        (2,380)
Net decrease in borrowings                                                       (35,134)        (1,995)
Dividend to stockholder                                                          (10,000)          --
Other                                                                              9,691        (50,517)
--------------------------------------------------------------------------------------------------------
Net cash provided by financing activities                                        357,061        186,724
--------------------------------------------------------------------------------------------------------
NET DECREASE IN CASH AND CASH EQUIVALENTS                                       (100,409)       (59,541)

CASH AND CASH EQUIVALENTS:
Beginning of year                                                                199,266        258,807
--------------------------------------------------------------------------------------------------------
End of year                                                                  $    98,857    $   199,266
========================================================================================================


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - NATURE OF OPERATIONS

National Life Insurance Company (National Life) and its subsidiaries and affiliates (the Company) offer a broad range of financial products and services, including life insurance, annuities, mutual funds, and investment advisory and administrative services. National Life also maintains an inforce block of disability income insurance contracts. The flagship company of the organization, National Life, was chartered in 1848, and is also known by its registered trade name "National Life of Vermont". National Life employs approximately 1,000 people, primarily concentrated in Montpelier, Vermont and Dallas, Texas. On January 1, 1999, pursuant to a mutual holding company reorganization, National Life converted from a mutual to a stock life insurance company. All of National Life's outstanding shares are currently held by its parent, NLV Financial Corp
(NLVF), which is the wholly-owned subsidiary of National Life Holding Company
(NLHC). The combined entity of NLHC, NLVF, and the Company is known as National Life Group. See Note 13 for more information. Concurrent with the conversion to a stock life insurance company, National Life created a closed block of insurance and annuity policies (the Closed Block). See Note 12 for more information.

The insurance operations within the Company develop and distribute individual life insurance and annuity products. The Company markets this diverse product portfolio to small business owners, professionals, and other middle to upper income individuals. The Company provides financial solutions in the form of estate, business succession and retirement planning, deferred compensation and other key executive benefit plans, and asset management. Insurance and annuity products are primarily distributed through 33 general agencies in major metropolitan areas, a system of managing general agents and independent brokers throughout the United States of America. The Company has in excess of 345,000 policyholders and is licensed to do business in all 50 states and the District of Columbia through its member companies. About 25% of the Company's total collected premiums and deposits are from residents of the states of New York and California.

Through National Life Capital Management, Inc. (NLCAP) and its subsidiaries and affiliates, the Company also distributes and provides investment advisory and administrative services to the Sentinel Group Funds, Inc. The Sentinel Funds' $2.7 billion of net assets represent fifteen mutual funds managed on behalf of about 157,000 individual, corporate, and institutional shareholders worldwide.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements of the Company have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP).

The consolidated financial statements of the Company include the accounts of National Life; its wholly-owned insurance companies, Life Insurance Company of the Southwest (LSW), and Insurance Investors Life Insurance Company (IIL); and its wholly-owned non-insurance subsidiary, NLCAP. All significant intercompany transactions and balances have been eliminated in consolidation. Certain reclassifications have been made to conform prior periods to the current year's presentation.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENTS

Cash and cash equivalents include highly liquid debt instruments purchased with remaining maturities of three months or less.

Available-for-sale debt and equity securities are reported at estimated fair value. Available-for-sale debt and equity securities that experience declines in value are regularly evaluated for other than temporary impairments. Impairment losses for declines in value of fixed maturity investments and equity securities below cost attributable to issuer-specific events are based upon all relevant facts and circumstances for each investment and are recognized as realized losses when deemed to be other than temporary. For such securities, realized losses are recorded to reduce amortized cost to fair value. For actively traded securities, fair value is generally quoted market price.

Trading equity securities are reported at estimated fair value. Realized and unrealized losses on trading equity securities are included in change in value of trading equity securities.

Loan-backed securities are reported at estimated fair value. Prepayment assumptions used in the calculation of the effective yield are based on available industry sources and information provided by lenders. The retrospective adjustment methodology is used for the valuation of securities, with the amortized cost of the security adjusted in the current period for anticipated changes in future cashflows. Market values for loan-backed securities are obtained from Merrill Lynch prices through HUB Data, Inc.

Mortgage loans are reported at amortized cost, less valuation allowances for the excess, if any, of the amortized cost of impaired loans over the estimated fair value of the related collateral. Changes in valuation allowances are included in realized gains and losses.

Policy loans are reported at their unpaid balance and are fully collateralized by related cash surrender values.

Investments in partnerships are carried in accordance with the cost or equity method depending on ownership and control over the investment. Impairments are recorded if projected future earnings are less than the carrying value of the investment.

Real estate investments held for investment purposes are reported at depreciated cost. Real estate acquired in satisfaction of debt is generally held for investment and is transferred to real estate at the lower of cost or estimated fair value.

Options and futures contracts are included in other invested assets and carried at estimated fair value. Changes in fair value are reflected in the statements of operations as a component of index and interest credited to equity indexed policyholders' accounts, net of option investments.

Net realized investment gains and losses are recognized using the specific identification method and are reported as net realized gains and losses. Changes in the estimated fair values of available-for-sale debt and equity securities are reflected in comprehensive income after adjustments for related deferred policy acquisition costs, present value of future profits of insurance acquired, policyholder dividend obligations, and deferred income taxes.

POLICY ACQUISITION EXPENSES

Commissions and other costs of acquiring business that vary with and are primarily attributable to the production of new business are generally deferred.

Deferred policy acquisition costs for participating life insurance, universal life insurance, and investment-type annuities are amortized in relation to estimated gross margins or profits. Amortization is adjusted retrospectively for actual experience and when estimates of future gross margins or profits are revised. Future gross margins or profits may be revised due to changes in projected investment rates, mortality assumptions, expenses, and contract lapses, withdrawals and surrenders. Deferred policy acquisition costs for these products are adjusted for related unrealized gains and losses on available-for-sale debt and equity securities (after deducting any related policyholder dividend obligations) through other comprehensive income, net of related deferred income taxes.

Deferred policy acquisition costs for non-participating term life insurance and disability income insurance are amortized in relation to premium income using assumptions consistent with those used in computing policy benefit liabilities.

Balances of deferred policy acquisition costs are regularly evaluated for recoverability from product margins or profits.

A significant assumption in projecting estimated gross profits for universal life and annuity contracts is the reinvestment interest rate. The Company assumes that the current interest rate environment does not persist, and that new investment interest rates will increase to more typical levels of 7.0% - 7.5% by 2006. Continuation of the current interest rate environment, and commensurate reductions in gross margins or profits, would increase amortization of deferred policy acquisition costs by $7.5 million.

Another significant assumption is the rate of investment return on the assets held in variable product separate accounts. Gross profits for the variable life and variable annuity products in these separate accounts include charges assessed based on separate account asset levels. The Company assumes a rate of investment return (before deduction of fund fees and mortality and expense charges) of 8% in 2003 and 9% thereafter.

During 2002, the Company updated its deferred acquisition cost life insurance mortality assumptions to reflect differing expectations for Closed Block contracts (see Note 12) and those contracts outside of the Closed Block. This update in assumptions reduced 2002 after-tax earnings by $3.9 million. In addition, the Company revised its surrender rate assumptions to reflect updated expectations by policy duration, with a resulting increase to after-tax earnings of $6.1 million.

PRESENT VALUE OF FUTURE PROFITS OF INSURANCE ACQUIRED

Present value of future profits of insurance acquired is the actuarially-determined present value of future projected profits from policies in force at the date of their acquisition, and is amortized in relation to gross profits of those policies. Amortization is adjusted retrospectively for actual experience and when estimates of future profits are revised. Present value of future profits is adjusted for related unrealized gains and losses on available-for-sale debt and equity securities through other comprehensive income, net of related deferred income taxes.

GOODWILL AND OTHER INTANGIBLE ASSETS

The Company adopted Statement of Financial Accounting Standards No. 142, GOODWILL AND OTHER INTANGIBLE ASSETS (FAS 142) effective January 1, 2002. Under FAS 142, other intangible assets having indefinite useful lives and goodwill are not amortized, but instead are tested at least annually for impairment. Intangible assets with finite useful lives are amortized over those lives.

Total goodwill and other intangible assets at December 31, 2002 and 2001 were $15.3 million and $3.8 million, respectively. Goodwill amortization recorded in 2001 was $0.7 million. There were no reductions in goodwill or other intangible assets due to impairment during 2002.

PROPERTY AND EQUIPMENT

Property and equipment is reported at depreciated cost. Real property is primarily depreciated over 39.5 years using the straight-line method. Furniture and equipment is depreciated using accelerated depreciation methods over 7 years and 5 years, respectively.

SEPARATE ACCOUNTS

Separate accounts are segregated funds relating to certain variable annuity and variable life policies, and National Life's pension plans. Separate account assets are primarily common stocks, bonds, mortgage loans, and real estate and are carried at estimated fair value. Separate account liabilities, which reflect separate account policyholders' interests in separate account assets, reflect the actual investment performance of the respective accounts. Minimum guarantees related to separate account policies are included in policy liabilities. Separate account results relating to policyholders' interests are excluded from revenues and expenses. Separate account startup investments by National Life's general account are included in other invested assets.

POLICY LIABILITIES

Policy benefit liabilities for participating life insurance are developed using the net level premium method, with interest and mortality assumptions used in calculating policy cash surrender values. Participating life insurance terminal dividends are accrued in relation to gross margins.

Policy benefit liabilities for non-participating life insurance, disability income insurance and certain annuities are developed using the net level premium method with assumptions for interest, mortality, morbidity, and voluntary terminations. In addition, disability income policy benefit liabilities include provisions for future claim administration expenses.

Policyholders' account balances for universal life insurance and non-equity indexed investment-type annuities represent amounts that inure to the benefit of the policyholders before surrender charges. Policyholder account balances for equity indexed annuity liabilities consist of a combination of underlying host contract and embedded derivative values. The underlying host contract is primarily based on policy guarantees and its initial value is determined at the time of premium payment. Thereafter, the host contract liability increases with interest to reach the guaranteed value at projected maturity. The embedded derivative component is based on the fair value of the contract's expected participation in future increases in the S&P 500 Index. The fair value of the embedded derivative component includes assumptions about future interest rates and interest rate structures, future costs for options used to hedge the contract obligations, and the level and limits on contract participation in any future increases in the S&P 500 Index. See Note 3 for additional disclosure on derivatives associated with equity indexed annuities.

The guaranteed minimum interest rates for the Company's fixed interest rate annuities range from 3% to 4.5%. The guaranteed minimum interest rates for the Company's fixed interest rate universal life insurance policies range from 4% to 4.5%. These guaranteed minimum rates are before deduction for any administrative or mortality charges.

Reserves are established, as appropriate, for separate account product guarantees. The most significant of these relates to a guaranteed minimum death benefit on variable annuities equal to the amount of premiums paid less prior withdrawals (regardless of investment performance). In addition, a policyholder less than seventy-six years of age may elect at issue to purchase an enhanced death benefit rider, which pays a benefit on death equal to the sum of the highest prior anniversary value and the net of premiums received and funds withdrawn since that date. The average age of policyholders with the enhanced death benefit rider at December 31, 2002, was fifty-six. Coverage from this rider ceases at age eighty. Guaranteed death benefits are reduced dollar-for-dollar for partial withdrawals, which increases the risk profile of this benefit. Policyholder partial withdrawals to date have not been significant. Separate account product guarantee reserves are calculated as a percentage of collected mortality and expense risk and rider charges, with the current period change in the reserve reflected in policyholder benefits.

POLICYHOLDERS' DIVIDENDS

Policyholders' dividends consist of the pro-rata amount of dividends earned that will be paid or credited at the next policy anniversary and policyholder dividend obligations arising from the Closed Block. Dividends are based on a scale that seeks to reflect the relative contribution of each group of policies to National Life's overall operating results. The dividend scale is approved annually by National Life's Board of Directors. See Note 12 for additional information on dividend obligations within the Closed Block.

POLICYHOLDER DEPOSITS

Policyholder deposits primarily consist of death benefits held at interest for life insurance contract beneficiaries.

RECOGNITION OF INSURANCE INCOME AND RELATED EXPENSES

Premiums from traditional life and certain annuities are recognized as revenue when due from the policyholder. Benefits and expenses are matched with income by providing for policy benefit liabilities and the deferral and amortization of policy acquisition costs so as to recognize profits over the life of the policies.

Premiums from universal life and investment-type annuities are reported as increases in policyholders' accounts. Revenues for these policies consist of mortality charges, policy administration fees and surrender charges deducted from policyholders' accounts. Policy benefits charged to expense include benefit claims in excess of related policyholders' account balances.

Premiums from disability income policies are recognized as revenue over the period to which the premiums relate. Benefits and expenses are matched with income by providing for policy benefit liabilities and the deferral and amortization of policy acquisition costs so as to recognize profits over the life of the policies.

FEDERAL INCOME TAXES

As in prior years, NLHC will file a consolidated tax return for the tax year ended December 31, 2002. The income tax return will include all members within the National Life Group except LSW and IIL. LSW and IIL will file a separate tax return due to tax regulatory requirements. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

MINORITY INTERESTS

Minority interests represent minority partners' interests in entities within the Company. Minority interests attributable to common stockholders are carried on the equity method. Those attributable to preferred stockholders are carried on the cost method, with dividends paid reflected as minority interests expense within the consolidated financial statements. See Note 10 for additional information on changes in minority interest during 2002.

NOTE 3 - INVESTMENTS

DEBT AND EQUITY SECURITIES

The amortized cost of available-for-sale debt securities and cost for available-for-sale equity securities and estimated fair values for both at December 31 are as follows (in thousands):

                                                         Gross        Gross
                                                       Unrealized   Unrealized  Estimated Fair
            2002                             Cost        Gains       Losses        Value
----------------------------------------------------------------------------------------------
Available-for-sale (AFS) debt and
  equity securities:
    U.S. government obligations          $   39,830   $    1,874   $       17   $   41,687
    Government agencies, authorities
     and subdivisions                        83,977       13,128         --         97,105
    Public utilities                        833,968       53,164       53,680      833,452
    Corporate                             2,199,082      194,301       41,595    2,351,788
    Private placements                      817,801       65,289       20,405      862,685
    Mortgage-backed securities            2,082,899       73,400           66    2,156,233
----------------------------------------------------------------------------------------------
      Total AFS debt securities           6,057,557      401,156      115,763    6,342,950
    Preferred stocks                        124,039       11,718          324      135,433
    Common stocks                            26,016           22          828       25,210
----------------------------------------------------------------------------------------------
      Total AFS equity securities           150,055       11,740        1,152      160,643
----------------------------------------------------------------------------------------------
        Total AFS debt and equity
          securities                     $6,207,612   $  412,896   $  116,915   $6,503,593
==============================================================================================

            2001
----------------------------------------------------------------------------------------------
AFS debt and equity securities:
  U.S. government obligations            $   36,761   $    2,172   $      553   $   38,380
  Government agencies, authorities and
  subdivisions                               89,900        6,969           83       96,786
  Public utilities                          754,089       20,929       16,726      758,292
  Corporate                               2,484,135      103,802       54,017    2,533,920
  Private placements                        855,105       33,866       18,748      870,223
  Mortgage-backed securities              1,258,971       20,232        8,070    1,271,133
----------------------------------------------------------------------------------------------
    Total AFS debt securities             5,478,961      187,970       98,197    5,568,734
  Preferred stocks                          146,222        4,202        1,061      149,363
  Common stocks                              37,183          167        9,217       28,133
----------------------------------------------------------------------------------------------
    Total AFS equity securities             183,405        4,369       10,278      177,496
----------------------------------------------------------------------------------------------
    Total AFS debt and equity
       securities                        $5,662,366   $  192,339   $  108,475   $5,746,230
==============================================================================================

Unrealized gains and losses on available-for-sale debt and equity securities included as a component of accumulated other comprehensive income and changes therein for the years ended December 31 were as follows (in thousands):



                                                                      2002         2001
-----------------------------------------------------------------------------------------
Net unrealized gains on available-for-sale securities              $ 212,117    $ 120,331
Net unrealized losses on separate accounts                              (526)        (754)
Related deferred policy acquisition costs                            (48,117)      (9,976)
Related present value of future profits of insurance acquired         (7,355)      (4,787)
Related deferred income taxes                                        (27,617)     (16,809)
Related policyholder dividend obligation                             (77,485)     (56,682)
-----------------------------------------------------------------------------------------
   Increase in net unrealized gains                                   51,017       31,323
Balance, beginning of year                                             9,697      (21,626)
-----------------------------------------------------------------------------------------
Balance, end of year                                               $  60,714    $   9,697
==========================================================================================


                                                                        2002         2001
-----------------------------------------------------------------------------------------
Balance, end of year includes:
   Net unrealized gains on available-for-sale securities           $ 295,981    $  83,864
   Net unrealized gains on separate accounts                           2,015        2,541
   Related deferred policy acquisition costs                         (59,541)     (11,424)
   Related present value of future profits of insurance acquired     (10,793)      (3,438)
   Related deferred income taxes                                     (32,781)      (5,164)
   Related policyholder dividend obligation                         (134,167)     (56,682)
-----------------------------------------------------------------------------------------
Balance, end of year                                               $  60,714    $   9,697
=========================================================================================


Net other comprehensive income related to unrealized gains and losses on available-for-sale securities for 2002 and 2001 of $51.1 million and $31.3 million is presented net of reclassifications to net income for net realized losses during the period of $(35.1) million and $(20.4) million and net of tax and deferred acquisition cost offsets of $(24.1) million and $(13.8) million, respectively.

The amortized cost and estimated fair values of debt securities by contractual maturity at December 31, 2002 are shown below (in thousands). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.



                                                  Amortized      Estimated Fair
                                                    Cost             Value
     --------------------------------------------------------------------------
     Due in one year or less                     $  246,046      $  246,950
     Due after one year through five years        1,359,760       1,436,285
     Due after five years through ten years       1,511,732       1,581,912
     Due after ten years                            857,120         921,570
     Mortgage-backed securities                   2,082,899       2,156,233
     --------------------------------------------------------------------------
     Total                                       $6,057,557      $6,342,950
     ==========================================================================


Proceeds from sales of available-for-sale debt and equity securities for the years ended December 31, 2002 and 2001, were $1,559.1 million and $1,544.9 million, respectively. Gross realized gains on available-for-sale debt securities for the years ended December 31, 2002 and 2001, were $42.4 million and $36.5 million, respectively. Gross realized losses on available-for-sale debt securities for the years ended December 31, 2002 and 2001, were $61.1 million and $45.1 million, respectively. Gross realized gains on available-for-sale equity securities for the years ended December 31, 2002 and 2001, were $3.2 million and $1.0 million, respectively. Gross realized losses on available-for-sale equity securities for the years ended December 31, 2002 and 2001, were $14.5 million and $2.7 million, respectively.

The following summarizes the components of net realized losses by investment category as of December 31 (in thousands):


                                                      2002            2001
       ---------------------------------------------------------------------
       Available-for-sale debt securities          $(18,686)       $ (8,634)
       Available-for-sale equity securities         (11,275)         (1,734)
       Mortgage loans                                  (969)         (1,928)
       Real estate investments                          579           7,828
       Other invested assets                         (7,162)         (5,400)
       ---------------------------------------------------------------------
       Total                                       $(37,513)       $ (9,868)
       =====================================================================


For the years ended December 31, 2002 and 2001, the equity securities held in the trading category recorded $0.3 million and $1.1 million net investment income and $(3.7) million and $(2.6) million net realized and unrealized investment losses, respectively. The cost of trading securities held at December 31, 2002 and 2001 was $26.7 million and $27.0 million, respectively. The total return on these equity investments offsets the net appreciation or depreciation in value of certain defined contribution deferred compensation liabilities. The net change in the deferred compensation liabilities is included in operating expenses.

The Company adopted EITF 99-20 RECOGNITION OF INTEREST INCOME AND IMPAIRMENT ON PURCHASED AND RETAINED BENEFICIAL INTERESTS IN SECURITIZED FINANCIAL ASSETS (EITF 99-20) effective April 1, 2001. EITF 99-20 requires that beneficial interests in securitized financial assets which experience other than temporary impairments be written down to fair value with the resulting change being included as a charge against income. The cumulative effect of adopting EITF 99-20, net of related taxes, was $(2.1) million.

The Company periodically lends certain U.S. government or corporate bonds to approved counterparties to enhance the yield of its bond portfolio. The Company receives cash collateral for at least 102% of the market value of securities loaned. Collateral adequacy is evaluated daily and periodically adjusted for changes in the market value of securities loaned. The carrying values of securities loaned are unaffected by the transaction. Collateral held (included in cash and cash equivalents) and the corresponding liability for collateral held were $17.8 million and $23.6 million at December 31, 2002 and 2001, respectively.

MORTGAGE LOANS AND REAL ESTATE

The distributions of mortgage loans and real estate at December 31 were as follows:

                                               2002               2001
                                             --------------------------
GEOGRAPHIC REGION
New England                                    4.7%               4.9%
Middle Atlantic                                8.8                8.1
East North Central                            10.9               11.2
West North Central                             5.9                6.6
South Atlantic                                26.2               24.6
East South Central                             3.3                3.4
West South Central                             9.4                9.1
Mountain                                      15.2               17.0
Pacific                                       15.6               15.1
--------------------------------------------------------------------------------
Total                                        100.0%             100.0%
================================================================================

PROPERTY TYPE
Residential                                     --%               0.1%
Apartment                                     24.5               25.7
Retail                                        10.6                9.2
Office Building                               35.7               36.2
Industrial                                    24.7               25.0
Hotel/Motel                                    2.4                2.5
Other Commercial                               2.1                1.3
--------------------------------------------------------------------------------
Total                                        100.0%             100.0%
================================================================================

Total mortgage loans and real estate
(in thousands)                             $ 1,315,212      $   1,276,052
================================================================================

Mortgage loans and related valuation allowances at December 31 were as follows (in thousands):

                                                      2002            2001
    -------------------------------------------------------------------------
    Unimpaired loans                              $ 1,272,695     $ 1,236,130
    Impaired loans without valuation allowances         1,828           1,597
    -------------------------------------------------------------------------
    Subtotal                                        1,274,523       1,237,727
    -------------------------------------------------------------------------
    Impaired loans with valuation allowances            5,660           2,210
    Related valuation allowances                         (460)            (76)
    -------------------------------------------------------------------------
    Subtotal                                            5,200           2,134
    -------------------------------------------------------------------------
    Total                                         $ 1,279,723     $ 1,239,861
    =========================================================================

    Impaired loans:
    Average recorded investment                   $     5,647     $     6,361
    Interest income recognized                    $       584     $       340
    Interest received                             $       616     $       207

Impaired loans are mortgage loans where it is not probable that all amounts due under the contractual terms of the loan will be received. Impaired loans without valuation allowances are mortgage loans where the estimated fair value of the collateral exceeds the recorded investment in the loan. For these impaired loans, interest income is recognized on an accrual basis, subject to recoverability from the estimated fair value of the loan collateral. For impaired loans with valuation allowances, interest income is recognized on a cash basis.

Activity in the valuation allowances for impaired mortgage loans for the years ended December 31 was as follows (in thousands):




                                                               2002       2001
================================================================================
Additions for impaired loans charged to realized losses      $   460    $    36
Changes to previously established valuation allowances           (76)    (2,345)
--------------------------------------------------------------------------------
     Increase (decrease) in valuation allowances                 384     (2,309)
     Balance, beginning of year                                   76      2,385
--------------------------------------------------------------------------------
     Balance, end of year                                    $   460    $    76
================================================================================


NET INVESTMENT INCOME

The components of net investment income for the years ended December 31 were as follows (in thousands). Other net investment income includes the change in value of investment partnerships and the amortization of affordable housing credits:

                                                   2002               2001
         ------------------------------------------------------------------
         Debt securities interest              $ 418,305          $ 399,878
         Equity securities dividends              11,546             12,541
         Mortgage loan interest                  102,593             99,753
         Policy loan interest                     47,216             47,821
         Real estate income                        4,259             10,433
         Other investment income                  (1,336)               (33)
         ------------------------------------------------------------------
         Gross investment income                 582,583            570,393
         Less: investment expenses                15,661             18,309
         ------------------------------------------------------------------
         Net investment income                 $ 566,922          $ 552,084
         ==================================================================

DERIVATIVES

The Company adopted Statement of Financial Accounting Standards No. 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES (FAS 133) effective January 1, 2001. FAS 133 requires that an entity recognize all derivatives as either assets or liabilities at fair value in the statement of financial position and establishes special accounting for the following three types of hedges: fair value hedges, cash flow hedges, and hedges of foreign currency exposures of net investments in foreign operations. Prior to adopting FAS 133, the carrying value of derivative instruments was based on amortized cost and intrinsic value. The cumulative effect of adopting FAS 133, net of related deferred acquisition costs, present value of future profits, and income tax effects was $81,000.

The Company purchases over-the-counter options and exchange-traded futures on the S&P 500 Index to hedge obligations relating to equity indexed products.

These instruments and their related equity indexed embedded derivative obligations do not qualify for hedge accounting and, therefore, changes in their fair value are included in the statements of operations.

The Company purchases options only from highly rated counterparties. However, in the event a counterparty failed to perform, the Company's loss would be equal to the fair value of the net options held from that counterparty.

The call options purchased are included in other invested assets and are carried at fair value. Call options written are included in other liabilities.

Equity indexed annuity policyholder account value liabilities consist of a combination of underlying host contract and embedded derivative values. The embedded derivative component is based on the fair value of the contracts' expected participation in future increases in the S&P 500 Index. The fair value of the embedded derivative component includes assumptions about future interest rates and interest rate structures, future costs for options used to hedge the contract obligations, projected withdrawal and surrender activity, and the level and limits on contract participation in any future increases in the S&P 500 Index. At December 31, 2002, total equity indexed annuity liabilities of $1,104.4 million were comprised of $876.8 million of host contract and $227.6 million of embedded derivative value. At December 31, 2001, total equity indexed annuity liabilities of $1,057.0 million were comprised of $777.8 million of host contract and $279.2 million of embedded derivative value.

Index and interest credited to equity indexed policyholders' accounts, net of option investments, includes the interest and index related changes in the host contract and embedded derivative liabilities, offset by changes in the fair value of options and futures held.

The Company enters into credit default swap contracts for investment purposes. Under the terms of the credit default swap contracts, the Company assumes the default risk of a specific high credit quality issuer in exchange for a stated annual premium. In the case of default, the Company will pay the counterparty par value for a pre-determined security of the issuer. The primary risk associated with these transactions is the default risk of the underlying companies. The Company regularly assesses the financial strength of its counterparties and the underlying companies in default swap contracts. These products are not linked to specific assets or liabilities on the balance sheet or to a forecasted transaction, and therefore do not qualify for hedge accounting.

The Company sold a three-year default swap on Mirant Corporation, a global independent power producer. In return, the Company received a fixed rate coupon of 7.39% for three years on the Steers Credit Linked Trust 2001, Series MIR-1 debt instruments. On the maturity date, July 15, 2004, the principal will be returned providing there has been no default or bankruptcy of Mirant Corporation. The par amount outstanding at December 31, 2002 and 2001 was $10.0 million. The Company's potential loss under this agreement cannot exceed the $10.0 million par value. The swap contracts are marked to market with any gain or loss recognized currently. The fair value of the swap contract outstanding was $(6.4) million and $(1.2) million at December 31, 2002 and 2001, respectively. An investment loss of $5.2 million and $1.2 million was recorded to recognize the decline in value of the credit default swap in 2002 and 2001, respectively. An unrealized gain of $520,000 and $300,000 was recorded to fair value the debt instrument at December 31, 2002 and 2001, respectively.

In 1999, the Company purchased a $6.0 million position in the MINCS I, LTD Floating Rate Second Priority Secured Notes due 2011. These notes are secured by a portfolio of below investment grade (high yield) bank loans. The MINCS Notes contain an embedded derivative in the form of a credit swap. The Company's potential loss under this agreement cannot exceed the $6.0 million par value. The fair value of the credit swap at December 31, 2002 and December 2001 was zero.

The net notional amount of options purchased, options written, and those embedded in policy liabilities for the current policy year is essentially zero. The notional amounts of futures and credit default swaps at December 31 were as follows (in thousands):
                                                         2002             2001
--------------------------------------------------------------------------------
Notional amounts:
     Futures                                            $ 4,235          $13,470
     Credit default swaps                                16,000           16,000
================================================================================

The book value of options, futures, and credit default swaps at December 31 were as follows (in thousands):

                                                             2002          2001
--------------------------------------------------------------------------------
Book values:
Options purchased (included in other invested assets)      $ 34,153    $ 43,419
Options written (included in other liabilities)             (11,422)    (14,131)
Futures (included in other invested assets)                     573       1,148
Credit default swaps (included in other liabilities)         (6,400)     (1,200)
--------------------------------------------------------------------------------
Net book value                                             $ 16,904    $ 29,236
================================================================================

FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and estimated fair values of financial instruments at December 31 were as follows (in thousands):

                                                   2002                        2001
---------------------------------------------------------------------------------------------
                                            Carrying  Estimated Fair  Carrying Estimated Fair
                                             Value       Value          Value       Value
---------------------------------------------------------------------------------------------
Cash and cash equivalents                 $   98,857   $   98,857   $  199,266   $  199,266
Available-for-sale debt securities         6,342,950    6,342,950    5,568,734    5,568,734
Available-for-sale equity securities         160,643      160,643      177,496      177,496
Trading equity securities                     20,097       20,097       23,083       23,083
Mortgage loans                             1,279,723    1,453,334    1,239,861    1,326,816
Policy loans                                 737,778      706,069      752,142      689,586
Derivatives                                   16,904       16,904       29,236       29,236

Investment products                        3,494,055    3,512,929    3,137,679    3,140,935
Debt                                          69,706       68,600       72,101       67,868

For cash and cash equivalents carrying value approximates estimated fair value

Debt and equity securities' estimated fair values are based on quoted values where available. Where quoted values are not available, estimated fair values are based on discounted cash flows using current interest rates of similar securities.

Mortgage loan fair values are estimated as the average of discounted cash flows under different scenarios of future mortgage interest rates (including appropriate provisions for default losses and borrower prepayments).

For variable rate policy loans the unpaid balance approximates fair value. Fixed rate policy loan fair values are estimated based on discounted cash flows using the current variable policy loan rate (including appropriate provisions for mortality and repayments).

Derivatives estimated fair values are based on quoted values.

Investment products include flexible premium annuities, single premium deferred annuities, and supplementary contracts not involving life contingencies. Investment product fair values are estimated as the average of discounted cash flows under different scenarios of future interest rates of A-rated corporate bonds and related changes in premium persistency and surrenders.

Debt fair values are estimated based on discounted cash flows using current interest rates of similar securities.

NOTE 4 - INSURANCE IN-FORCE AND REINSURANCE

The Company reinsures certain risks assumed in the normal course of business. For individual life products sold in 2002, the Company generally retains no more than $1.0 million of risk on any person (excluding accidental death benefits and dividend additions). On business issued prior to 2002, the Company generally retains no more than $3.0 million of risk (excluding accidental death benefits and dividend additions). Reinsurance for life products is ceded under yearly renewable term, coinsurance, and modified coinsurance agreements with various reinsurers. Disability income products are significantly reinsured under coinsurance and modified coinsurance agreements primarily with one reinsurer (see note 15 for subsequent events). Reserve transfers and interest payments under modified coinsurance agreements are included on the statements of operations as an increase in policy liabilities expense. Total life insurance inforce as of December 31, 2002 and 2001 is $45.1 billion and $43.0 billion, respectively.

The Company remains liable in the event any reinsurer is unable to meet its assumed obligations.

The Company regularly evaluates the financial condition of its reinsurers and concentrations of credit risk of reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

Other income on the statements of operations includes income of $11.4 million and $11.0 million for 2002 and 2001, respectively, related to the Company's disability income reinsurance.

Transactions between the Closed Block (see Note 12) and non-Closed Block operations have been excluded from the following schedule.

The effects of reinsurance for the years ended December 31 were as follows (in thousands):

                                                       2002              2001
--------------------------------------------------------------------------------
Insurance premiums:
Direct                                               $ 459,391        $ 441,567
Reinsurance assumed                                      1,104            1,186
Reinsurance ceded                                      (68,442)         (65,157)
--------------------------------------------------------------------------------
Total insurance premiums                             $ 392,053        $ 377,596
================================================================================

Increase in policy liabilities:
Direct                                               $ 134,195        $ 137,315
Reinsurance ceded                                       (8,034)          (2,439)
--------------------------------------------------------------------------------
Total increase in policy liabilities                 $ 126,161        $ 134,876
================================================================================

Policy benefits:
Direct                                               $ 405,553        $ 375,588
Reinsurance assumed                                        129               11
Reinsurance ceded                                      (65,813)         (63,589)
--------------------------------------------------------------------------------
Total policy benefits                                $ 339,869        $ 312,010
================================================================================

Policyholders' dividends:
Direct                                               $ 131,682        $ 117,038
Reinsurance ceded                                       (3,620)          (3,634)
--------------------------------------------------------------------------------
Total policyholders' dividends                       $ 128,062        $ 113,404
================================================================================

NOTE 5 - DEFERRED POLICY ACQUISITION COSTS

The following reflects the changes in the deferred policy acquisition costs asset (in thousands):

                                                          2002           2001
--------------------------------------------------------------------------------
Balance, beginning of year                             $ 577,861      $ 539,690
     Acquisition costs deferred                          114,945         90,757
     Amortization during the year                        (64,545)       (42,610)
     Adjustment to equity during the year                (48,117)        (9,976)
--------------------------------------------------------------------------------
Balance, end of year                                   $ 580,144      $ 577,861
================================================================================

NOTE 6 - FEDERAL INCOME TAXES

The components of federal income taxes and a reconciliation of the expected and actual federal income taxes and income tax rates for the years ended December 31 were as follows (in thousands):

                                            2002                 2001
--------------------------------------------------------------------------------
                                      Amount    Rate     Amount        Rate
--------------------------------------------------------------------------------
Current                             $ 12,725            $  14,091
Deferred                             (11,821)               3,449
--------------------------------------------            ---------
Income taxes                        $    904            $  17,540
============================================            =========

Expected income taxes               $ 10,212     35.0%  $ 25,255         35.0%
Dividends received deduction          (2,089)    (7.2)    (1,783)        (2.5)
Affordable housing tax credit         (8,313)   (28.5)    (6,858)        (9.6)
Other, net                             1,094      3.7        926          1.3
--------------------------------------------------------------------------------
Income taxes                        $    904           $  17,540
============================================           =========
Effective federal income tax rate                3.0%                    24.2%
=================================               =====                   ======

The Company paid $25.6 million and $39.3 million in federal income taxes during 2002 and 2001, respectively.

Components of net deferred income tax assets at December 31 were as follows (in thousands):
                                                              2002       2001
-------------------------------------------------------------------------------
Deferred income tax assets:
     Debt and equity securities                             $ 12,922   $   --
     Pension and other post retirement liabilities            58,186     49,836
     Policy liabilities                                      186,187    176,471
     Other liabilities and accrued expenses                   26,777     40,098
     Other                                                     5,553      6,838
-------------------------------------------------------------------------------
       Total deferred income tax assets                      289,625    273,243
-------------------------------------------------------------------------------

Deferred income tax liabilities:
     Net unrealized gain on available-for-sale securities     32,781      5,164
     Deferred policy acquisition costs                       167,891    152,845
     Present value of future profits of insurance acquired    28,539     31,856
     Debt and equity securities                                 --        9,885
     Other                                                    19,323     23,866
-------------------------------------------------------------------------------
       Total deferred income tax liabilities                 248,534    223,616
-------------------------------------------------------------------------------

          Total net deferred income tax assets              $ 41,091   $ 49,627
===============================================================================

Management believes it is more likely than not that the Company will realize the benefit of deferred tax assets.

The Company has affordable housing tax credit carryforwards of $6.8 million that begin to expire in 2020.

National Life's federal income tax returns are routinely audited by the Internal Revenue Service (IRS). The IRS has examined National Life's tax returns through 1998 and is currently examining the year 1999. In management's opinion adequate tax liabilities have been established for all open years.

Late in 2002 the IRS issued a Revenue Procedure which allows taxpayers to elect to participate in a new settlement initiative related to a transaction entered into in 1998. On January 9, 2003, the Company formally elected to participate in the settlement program and was admitted in late January 2003. Estimated potential refund and tax benefit may be material to the Company's financial position. The settlement should be completed in 2003; related amounts will be recorded as income when received.

NOTE 7 - BENEFIT PLANS

The Company sponsors a qualified defined benefit pension plan covering substantially all employees. The plan is administered by the Company and is non-contributory, with benefits for National Life employees hired prior to July 1, 2001, based on an employee's retirement age, years of service, and compensation near retirement. Benefits for National Life employees hired after June 30, 2001, and other Company employees are based on the amount credited to the employee's account each year, which is a factor of the employee's age, service, and compensation, increased at a specified rate of interest. Plan assets are primarily bonds and common stocks held in a Company separate account and funds invested in a general account group annuity contract issued by the Company. The Company also sponsors other non-qualified pension plans, including a non-contributory defined benefit plan for general agents that provides benefits based on years of service and sales levels, a non-contributory defined supplemental benefit plan for certain executives and a non-contributory defined benefit plan for retired directors. These non-qualified defined benefit pension plans are not separately funded.

The Company sponsors four defined benefit postretirement plans that provide medical, dental, and life insurance benefits to employees, agency staff, and agents. Substantially all employees who began service prior to July 1, 2001, and agents and agency staff employees who began service prior to June 1, 2000, may be eligible for retiree benefits if they reach normal retirement age and meet certain minimum service requirements while working for the Company. Most of the plans are contributory, with retiree contributions adjusted annually, and contain cost sharing features such as deductibles and copayments. The plans are not funded and the Company pays for plan benefits on a current basis. The plan costs are recognized as benefits are earned.

The status of the defined benefit plans at December 31 was as follows (in thousands):

                                                        Pension Benefits           Other Benefits
                                                    -------------------------------------------------
                                                        2002         2001         2002          2001
-----------------------------------------------------------------------------------------------------
CHANGE IN BENEFIT OBLIGATION:
Benefit obligation, beginning of year                $ 176,846    $ 162,691    $  24,064    $  21,820
Service cost for benefits earned during the period       4,578        3,731          984          807
Interest cost on benefit obligation                     12,971       12,668        1,783        1,714
Actuarial losses                                        15,464       10,155        3,189        1,323
Benefits paid                                          (12,420)     (12,399)      (1,556)      (1,600)
-----------------------------------------------------------------------------------------------------
Benefit obligation, end of year                      $ 197,439    $ 176,846    $  28,464    $  24,064
=====================================================================================================

CHANGE IN PLAN ASSETS:
Plan assets, beginning of year                       $  89,928    $ 106,982
Actual return on plan assets                            (4,613)     (11,474)
Benefits paid                                           (5,572)      (5,580)
----------------------------------------------------------------------------
Plan assets, end of year                             $  79,743    $  89,928
============================================================================

                                                         Pension Benefits         Other Benefits
                                                     --------------------------------------------
                                                        2002          2001        2002       2001
-------------------------------------------------------------------------------------------------
FUNDED STATUS:
Funded plans:
Benefit obligation                                   $ 117,064     $   97,956
Plan assets                                            (79,743)       (89,928)
-------------------------------------------------------------------------------------------------
Benefit obligation greater than plan assets             37,321          8,028
Benefit obligation - other plans                        80,375         78,890   $ 28,464     $ 24,064
Unrecognized actuarial (losses) gains                  (34,776)        (7,600)     2,524        6,114
Unrecognized prior service cost                           --               --      1,285        1,560
                                                     ------------------------------------------------
Accrued benefit cost at September 30                    82,920         79,318     32,273       31,738
Payments subsequent to measurement date                 (1,602)        (1,712)        --         --
-----------------------------------------------------------------------------------------------------
Accrued benefit cost at December 31                  $  81,318     $   77,606   $ 32,273     $ 31,738
=====================================================================================================




The components of net periodic benefit cost for the years ended December 31 were as follows (in thousands):

                                                        Pension Benefits         Other Benefits
                                                     --------------------------------------------
                                                        2002        2001        2002       2001
-------------------------------------------------------------------------------------------------
Service cost for benefits earned during the period   $  4,578    $  3,731    $    984    $    807
Interest cost on benefit obligation                    12,971      12,668       1,783       1,714
Expected return on plan assets                         (7,407)     (9,377)       --          --
Net amortization and deferrals                            308      (1,974)       (401)       (700)
Amortization of prior service cost                       --          --          (275)       (275)
-------------------------------------------------------------------------------------------------
Net periodic benefit cost (included in operating
expenses)                                            $ 10,450    $  5,048    $  2,091    $  1,546
=================================================================================================


The total accumulated benefit obligation (ABO) for those defined benefit pension plans that were not separately funded was $77.0 million and $74.8 million at December 31, 2002 and 2001, respectively. The total ABO for the separately funded defined benefit pension plans was $104.9 million and $86.6 million at December 31, 2002 and 2001, respectively.

The actuarial assumptions used in determining benefit obligations at December 31, were as follows:


                                               Pension Benefits              Other Benefits
                                               ----------------              -------------
                                               2002         2001          2002           2001
                                               -----------------          -------------------

Discount rate                                  6.75%       7.5%           6.75%          7.5%
Rate of increase in
   future compensation levels                3.0%-10.0%  3.0%-10.0%
Expected long term return on plan assets       8.0%        8.5%



A minimum funding obligation liability of $22.7 million was established at December 31, 2002, for pension benefits where the excess of the ABO liability over the plan assets exceeded the accrued benefit cost. There was no minimum funding obligation liability at December 31, 2001. The change in this obligation is included, net of income tax effects of $7.9 million, as a component of other comprehensive income.

The projected health care cost trend rate (HCCTR) in 2003 for the pre-65 population was 12% and for the post-65 population, 10%. These projected rates decline linearly to 5% in 2008 and remain level thereafter. Increasing the assumed HCCTR by one percentage point in each year would increase the accumulated postretirement benefit obligation (APBO) by about $2.4 million and increase the 2002 service and interest cost components of net periodic postretirement benefit cost by about $0.2 million. Decreasing the assumed HCCTR by one percentage point in each year would reduce the APBO by about $2.0 million and the 2002 service and interest cost components of net periodic postretirement benefit cost by about $0.1 million. National Life uses the straight-line method of amortization for prior service cost and unrecognized gains and losses.

The Company provides employee thrift and 401(k) plans for its employees. For employees hired prior to July 1, 2001, up to 3% of an employee's salary may be invested by the employee in a plan and matched by funds contributed by the Company subject to applicable maximum contribution guidelines. Employees hired prior to July 1, 2001, and below specified levels of compensation also receive a foundation contribution of 1.5% of compensation. Employees beginning service after June 30, 2001, will receive a 50% match on up to 6% of an employee's salary, subject to applicable maximum contribution guidelines. Additional employee voluntary contributions may be made to the plans subject to contribution guidelines. Vesting and withdrawal privilege schedules are attached to the Company's matching contributions.

The Company also provides a 401(k) plan for its regular full-time agents whereby accumulated funds may be invested by the agent in a group annuity contract with National Life or in mutual funds (several of which are sponsored by an affiliate of National Life). Total annual contributions can not exceed certain limits which vary based on total agent compensation. No company contributions are made to the plan.

NOTE 8 - DEBT


Debt consists of the following (in thousands):                                            2002                2001
---------------------------------------------------------------------------------------------------------------------

8.25% Surplus Notes:                                                                     $ 69,706           $ 69,701
      $70 million, maturing March 1, 2024 with interest payable
      semi-annually on March 1 and September 1. The notes are
      unsecured and subordinated to all present and future
      indebtedness, policy claims and prior claims. The notes may be redeemed in whole or in part any time after March 1, 2004 at predetermined redemption prices. All interest and principal payments require prior written approval by the State of
      Vermont Department of Banking, Insurance, Securities and
      Health Care Administration.

6.57% Term Note:                                                                         -                    2,400
      $4.4 million, maturing March 1, 2002 with interest payable semi-annually on March 1 and September 1. The note is
      secured by subsidiary stock, includes certain restrictive
      covenants and requires annual payments of principal.
---------------------------------------------------------------------------------------------------------------------
      Total debt                                                                        $ 69,706           $ 72,101
=====================================================================================================================
Interest paid on the surplus notes was $5.8 million in 2002 and 2001.
      Interest paid on the term note was $26 thousand and $0.2 million in 2002 and 2001, respectively.



The Company also has two lines of credit available. A $25 million line of credit with State Street Bank, based on an adjustable rate equal to the prevailing federal funds rate plus 40 basis points. The outstanding balance was $-0- and $4.4 million as of December 31, 2002 and 2001, respectively, and is included in other liabilities. The Company also has a $10 million line of credit with Banknorth Group, based on an adjustable rate equal to LIBOR plus 75 basis points. The outstanding balance on the Banknorth line of credit was $-0- as of December 31, 2002 and 2001. Total interest on the combined lines of credit was $0.1 million for 2002 and $7 thousand for 2001.

NOTE 9 - CONTINGENCIES

Total outstanding mortgage loan funding commitments at December 31, 2002 and 2001, were $51.2 million and $52.9 million, respectively.

During 1997, several class action lawsuits were filed against National Life in various states related to the sale of life insurance policies during the 1980's and 1990's. National Life specifically denied any wrongdoing. National Life agreed to a settlement of these class action lawsuits in June 1998. This agreement was subsequently approved by the court in October 1998. The settlement provided class members with various policy enhancement options and new product purchase discounts. Class members could instead pursue alternative dispute resolution according to predetermined guidelines. All of the alternative dispute resolution cases had been settled by December 31, 2000. Certain members also opted out of the class action to preserve their litigation rights against National Life. Management believes that while the ultimate cost of this litigation (including those who opted out of the class action) is still uncertain, it is unlikely to have a material adverse effect on National Life's financial position. Existing provisions for this contingency were reduced in 2002 and 2001, and are included in the consolidated statements of operations as change in sales practice remediation provision.

In late 1999, two lawsuits were filed in Vermont against the Company and the State of Vermont related to the Company's conversion to a mutual holding company structure. The Company and the State of Vermont specifically deny any wrongdoing and moved to dismiss these cases. These motions were granted and the case was dismissed in a May, 2001 decision by United States District Court Judge William
K. Sessions, III. The plaintiffs filed an appeal that was argued before the United States Court of Appeals, Second Circuit, which upheld the lower court's ruling. In the opinion of the Company's management, based on advice from legal counsel, the ultimate resolution of these lawsuits will not have a material effect on the Company's financial position. However, liabilities related to these lawsuits could be established in the near term if estimates of the ultimate resolution of these proceedings are revised.

The Company leases rights to the use of certain data processing hardware and software from American International Technology Enterprises, Inc. (AITE), Livingston, New Jersey. The current lease term ends on November 1, 2006. The lease contains clauses and penalties for termination prior to the end of the lease term.

The following is a schedule of future minimum lease payments as of December 31, 2002 (in millions):

                                                          Operating
              Year                                         Leases
             -------------------------------------------------------
              2003                                         $  3.4
              2004                                            3.4
              2005                                            3.4
              2006                                            2.9
              2007 and beyond                                 -
             -------------------------------------------------------
              Total minimum lease payments                 $ 13.1
             ======================================================


The Company has a 60% general partnership interest in Lake Carlton Arms, a 1,812-unit apartment complex in Florida. The fair value of the assets is $68.0 million and the total outstanding debt is $48.0 million. The partnership has been profitable for at least five years. The Company assumed a secondary guarantee on $12.0 million of the total partnership debt to obtain favorable financing terms. At December 31, 2002, the Company's portion of the partnership equity was $(7.8) million and was recorded as a liability. The negative equity is primarily due to cumulative partnership cash distributions exceeding GAAP-basis partnership earnings. In the opinion of management, sufficient collateral exists in the event the Company is required to perform on the debt guarantee.

NOTE 10 - ACQUISITION

On June 28, 2002, the Company entered into a Stock Purchase Agreement with Provident Mutual Life Insurance Company and ProvidentMutual Holding Company (Provident) through NLCAP, its wholly-owned subsidiary. The Company acquired all of the issued and outstanding capital stock of Sigma American Corporation (Sigma), thereby acquiring Provident's partnership interest in Sentinel Management Company, Sentinel Advisory Company, Sentinel Administrative Services Company, and American Guaranty & Trust Company (AG&T).

The purchase price was $14.2 million in cash. The effect of the cash purchase was to reduce minority interest by $6.6 million, record asset related purchase GAAP adjustments of $(3.9) million, and record intangible assets for the net present value of interests in various management, administrative, and service contracts of $11.5 million. The intangible assets acquired have indefinite useful lives and are assessed annually for impairment.

The Company agreed to pay Provident an annual fee equal to 0.50% of the average daily net assets of the funds for which 1717 Capital Management Company (1717 Capital) is the broker-dealer of record, a registered representative of 1717 Capital is the registered representative of record, or which are otherwise under AG&T management. This agreement is effective for the five years following the purchase date.

The results of operations of Sigma are included in the consolidated statements of operations beginning June 28, 2002. Had the purchase been made January 1, 2001, pro-forma consolidated net income would have increased by approximately $1.9 million in 2001 and $.5 million in 2002. These pro-forma results are not necessarily indicative of the actual results that might have occurred had the Company owned all of Sigma since that date. (unaudited)

NOTE 11 - RESTRUCTURING CHARGE - DISPOSAL OF MAINFRAME COMPUTER
                  OPERATIONS

In 2001, the Company adopted a formal plan to outsource its mainframe operations to AITE. Under the terms of this agreement, AITE assumed the responsibility for the Company's mainframe processing on October 31, 2001. The Company's management believes that this change in operation will reduce costs and increase future operating efficiency. Conversion costs incurred are reflected in the accompanying consolidated statements of operations as a $6.5 million restructuring charge.

In connection with the transfer of operations to AITE, 21 positions were terminated effective October 31, 2001. Qualifying employees associated with mainframe operations at the Company's Montpelier, VT office received salary and benefits through December 31, 2001. In addition, certain employees also received a severance package based on years of service with the Company. Employee severance costs were accrued in 2001, and the final payment of benefits was made in the first quarter of 2002.

Other costs of the mainframe restructuring include termination of hardware and software leases, the writedown of the carrying values of equipment, and conversion costs. Mainframe hardware and software costs incurred during the first ten months of 2001 remain in operating income as part of operating expenses. See Note 9 for minimum lease obligations for the mainframe outsourcing agreement.

NOTE 12 - NATIONAL LIFE CLOSED BLOCK

National Life established and began operating the Closed Block on January 1, 1999. The Closed Block was established pursuant to regulatory requirements as part of the reorganization into a mutual holding company corporate structure. The Closed Block was established for the benefit of policyholders of participating policies inforce at December 31, 1998, and includes traditional dividend paying life insurance policies, certain participating term insurance policies, dividend paying flex premium annuities, and other related liabilities. The Closed Block's primary purpose is to protect the policy dividend expectations related to these policies. The Closed Block is expected to remain in effect until all policies within the Closed Block are no longer inforce. Assets assigned to the Closed Block at January 1, 1999, together with projected future premiums and investment returns, are reasonably expected to be sufficient to pay out all future Closed Block policy benefits, expenses and taxes. Such benefits include dividends paid out under the current dividend scale, adjusted to reflect future changes in the underlying experience. The assets and liabilities allocated to the Closed Block are recorded in the Company's financial statements on the same basis as other similar assets and liabilities. Based on current projections, Closed Block assets are sufficient to meet all future obligations. The Company remains contingently liable for all contractual benefits and expenses of the Closed Block.

If actual cumulative Closed Block earnings are greater than expected cumulative earnings, only the expected earnings will be recognized in net income of the Company. Actual cumulative earnings in excess of expected earnings represent undistributed earnings attributable to Closed Block policyholders. These excess earnings are recorded as a policyholder dividend obligation to be paid to Closed Block policyholders unless offset by future results that are less than expected. If actual cumulative performance is less favorable than expected, only actual earnings will be recognized in income. A policyholder dividend obligation for distribution of accumulated excess earnings of $10.9 million was required at December 31, 2002. There was no corresponding obligation required for 2001. Similarly, unrealized gains and losses on Closed Block investments may increase (decrease) a policyholder dividend obligation liability. Unrealized gains in the Closed Block generated a policyholder dividend obligation of $134.2 million and $56.7 million at December 31, 2002 and 2001, respectively. These gains and their related policyholder dividend obligation and income tax offsets are included in other comprehensive income. The total policyholder dividend obligation included in policyholders' dividends liability at December 31, 2002 and 2001 was $145.1 million and $56.7 million, respectively.

Summarized financial information for the Closed Block effects included in the consolidated financial statements as of December 31, 2002 and 2001, and for the years then ended is as follows (in thousands):


                                                                                          2002                  2001
-------------------------------------------------------------------------------------------------------------------------

LIABILITIES:
Policy liabilities and accruals                                                    $     3,895,712       $     3,762,090
Other liabilities                                                                            9,346                 7,744
-------------------------------------------------------------------------------------------------------------------------

Total liabilities                                                                  $     3,905,058       $     3,769,834
=========================================================================================================================
ASSETS:
Cash and cash equivalents                                                          $        37,615       $       169,769
Available-for-sale debt and equity securities                                            2,227,844             1,940,839
Mortgage loans                                                                             437,097               407,168
Policy loans                                                                               610,672               629,998
Accrued investment income                                                                   53,017                53,907
Premiums and fees receivable                                                                16,423                18,552
Other assets                                                                               110,939               112,858
-------------------------------------------------------------------------------------------------------------------------
Total assets                                                                       $     3,493,607       $     3,333,091
=========================================================================================================================

Excess of reported Closed Block liabilities over Closed Block assets               $       411,451         $     436,743
Closed Block accumulated other comprehensive gain represented above                      -                           700
-------------------------------------------------------------------------------------------------------------------------
Maximum future earnings to be recognized from Closed Block assets
and liabilities                                                                    $       411,451         $     437,443
=========================================================================================================================





                                                                         2002                 2001
-------------------------------------------------------------------------------------------------------------------------

REVENUES:
Premiums and other income                                              $ 281,272            $ 295,418
Net investment income                                                    232,088              212,626
Net investment (loss) gain                                               (10,468)               1,269
-------------------------------------------------------------------------------------------------------------------------

Total revenues                                                           502,892              509,313
-------------------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES:
Increase in policy liabilities                                            42,430               70,167
Policy benefits                                                          259,451              249,658
Policyholders' dividends                                                 129,897              115,716
Interest credited to policyholders' accounts                              12,317               11,712
Operating expenses                                                        12,913               14,976
Commission expenses                                                        5,873                7,747
-------------------------------------------------------------------------------------------------------------------------

Total benefits and expenses                                              462,881              469,976
-------------------------------------------------------------------------------------------------------------------------

Pre-tax results of operations                                             40,011               39,337

Income taxes                                                              14,019               13,768
-------------------------------------------------------------------------------------------------------------------------
Closed Block results of operations                                        25,992               25,569
=========================================================================================================================

Other comprehensive income:
Unrealized loss                                                             (700)             (12,610)
Total Closed Block comprehensive income                                $  25,292            $  12,959
=========================================================================================================================

Excess of reported Closed Block liabilities over Closed Block assets:
Beginning of year                                                      $ 436,743            $ 449,702
  Closed Block comprehensive income                                       25,292               12,959
-------------------------------------------------------------------------------------------------------------------------
End of year                                                            $ 411,451            $ 436,743
=========================================================================================================================


Amortized cost of bonds held by the Closed Block at December 31, 2002 and 2001 were $2,083.7 million and $1,873.1 million, respectively. Mortgage valuation allowances on Closed Block mortgage loans were $0.5 million and $-0- at December 31, 2002 and 2001, respectively.

Many expenses related to Closed Block policies and operations, including amortization of policy acquisition costs, are charged to operations outside the Closed Block; accordingly, the contribution from the Closed Block presented above does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside the Closed Block are therefore disproportionate to the actual business outside the Closed Block.

NOTE 13 - REORGANIZATION INTO A MUTUAL HOLDING COMPANY
                  CORPORATE STRUCTURE

On January 1, 1999, National Life converted from a mutual to a stock insurance company as part of a reorganization into a mutual holding company corporate structure.

Prior to the conversion, policyowners held policy contractual and membership rights from National Life. The contractual rights, as defined in the various insurance and annuity policies, remained with National Life after the conversion. Membership interests held by policyowners of National Life at December 31, 1998, were converted to membership interests in NLHC, a mutual insurance holding company created for this purpose. NLHC currently owns all the outstanding shares of NLVF, a stock holding company created for this purpose, which in turn currently owns all the outstanding shares of National Life. NLHC currently has no assets, liabilities or operations other than that related to its ownership of NLVF's outstanding stock. NLVF has no significant assets or operations other than those related to investments funded by a 2002 dividend from National Life, and its ownership of National Life's outstanding stock. Under the terms of the reorganization, NLHC must always hold a majority of the voting shares of NLVF.

This reorganization was approved by policyowners of National Life and was completed with the approval of the Commissioner of the Vermont Department of Banking, Insurance, Securities, and Health Care Administration (the Commissioner).

Under the provisions of the reorganization, National Life issued 2.5 million common stock $1 par shares to its parent, NLVF, as a transfer from retained earnings. National Life declared and paid a $10 million dividend to its parent, NLVF, during 2002. There were no dividends paid or declared in 2001 by National Life, NLVF, or NLHC. There have been no distributions to members of NLHC. Dividends declared by National Life in excess of the lesser of ten percent of statutory surplus or statutory net gain from operations (see Note 14 for statutory information) require pre-approval by the Commissioner.

NOTE 14 - STATUTORY INFORMATION

National Life prepares statutory basis financial statements for regulatory filings with insurance regulators in all 50 states and the District of Columbia. A reconciliation of National Life's statutory surplus to National Life's GAAP equity (both of which exclude NLVF and NLHC) at December 31 and statutory net loss to GAAP net income for the years ended December 31 is as follows (in thousands):



                                                              2002                                      2001
                                         ---------------------------------------------------------------------------------
                                                 Surplus/            Net (Loss)            Surplus/           Net (Loss)
                                                 Equity              Income                Equity             Income
                                         ---------------------------------------------------------------------------------

Statutory surplus/net loss               $       395,440             $ (75,888)        $   454,233            $ (11,836)

Asset valuation reserve                          31,972              -                     57,025                 -
Interest maintenance reserve                     66,625              10,738                55,887                 (6,014)
Surplus notes                                    (69,706)            -                     (69,701)               -
Investments                                      156,334             34,629                116,387                47,289
Other assets                                     160,355             -                     185,680                -
Policy acquisition costs                         501,598             (2,050)               477,820                13,154
Income taxes                                     (116,105)           12,147                (132,249)              (8,907)
Policy liabilities and dividends                 (154,578)           (5,630)               (167,177)              (4,845)
Sales practices litigation provision             -                   5,373                 -                      13,802
Benefit plans                                    (9,367)             23,712                (29,304)               (812)
Other comprehensive income, net                  45,944              -                     9,697                  -
Other changes, net                               (4,987)             23,322                (7,373)                6,008
                                         ---------------------------------------------------------------------------------
GAAP equity/net income                      $ 1,003,525            $ 26,353             $ 950,925              $ 47,839
                                         ==================================================================================


The New York Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company and for determining solvency under the New York Insurance Law. No consideration is given by the New York Insurance Department to financial statements prepared in accordance with GAAP in making such determinations.


NOTE 15 - EVENTS SUBSEQUENT TO THE DATE OF THE INDEPENDENT ACCOUNTANT'S REPORT (UNAUDITED)

In February 2003, the Company executed amendments to existing reinsurance agreements with UNUM. Under the terms of the agreements, virtually all of the existing disability income coinsurance was converted to modified coinsurance. This change resulted in $286 million in cash and reinsurance liabilities being transferred to the Company from UNUM. The Company has agreed to pay UNUM an interest rate of 7% on the reserves held by the Company. All other rights and responsibilities outlined in the reinsurance agreements between the Company and UNUM remain in force. These new agreements had no impact on the Company as of December 31, 2002.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
                           (BENEFIT PROVIDER SEGMENT)

                              FINANCIAL STATEMENTS


                                    * * * * *


                                DECEMBER 31, 2002

PRICEWATERHOUSE COOPERS

                                                PRICEWATERHOUSECOOPERS LLP
                                                160 FEDERAL STREET
                                                BOSTON MA  02110-9862
                                                TELEPHONE (617) 428-8400
                                                FACSIMILE (617) 439-7393


                       REPORT OF INDEPENDENT ACCOUNTANTS
                       ---------------------------------


To the Board of Directors of National Life Insurance Company and Policyholders of National Variable Life Insurance Account -
Benefit Provider Segment:


To the Board of Directors of National Life Insurance Company and Policyholders of National Variable Life Insurance Account -
Benefit Provider Segment:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the sub-accounts constituting the National Variable Life Insurance Account - Benefit Provider Segment (a segment within a Separate Account of National Life Insurance
Company) (the Segment) at December 31, 2002, the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Segment's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material missstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the mutual funds provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
April 4, 2003



                               [GRAPHIC OMITTED]
      NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - BENEFIT PROVIDER SEGMENT (A
    Segment within a Separate Account of National Life Insurance Company)

                        STATEMENTS OF NET ASSETS

                             December 31, 2002
Total Assets and Net Assets:
 Investments in shares of mutual fund portfolios at market value:
(Policyholder accumulation units and unit value)

Market Street Managed Fund (1,587.68 units at $15.04 per unit)                             $   23,877
                                                                                           ==========
Market Street Bond Fund (3,250.92 units at $13.41 per unit)                                $   43,589
                                                                                           ==========
Sentinel Variable Products Trust Money Market (3,725,124.87 units at $1.15 per unit)       $4,290,766
                                                                                           ==========
Sentinel Variable Products Trust Common Stock (11,467.26 units at $8.53 per unit)          $   97,763
                                                                                           ==========
Sentinel Variable Products Trust Small Company (75,237.00 units at $10.54 per unit)        $  792,721
                                                                                           ==========
Sentinel Variable Products Trust Mid Cap Growth (24,107.36 units at $8.63 per unit)        $  208,146
                                                                                           ==========
Sentinel Variable Products Trust Growth Index (26,451.11 units at $.62 per unit)           $   16,350
                                                                                           ==========
Alger American Growth Portfolio (11,213.33 units at $35.38 per unit)                       $  396,753
                                                                                           ==========
Alger American Leveraged All Cap Portfolio (9,200.14 units at $2.14 per unit)              $   19,702
                                                                                           ==========
Alger American Small Capitalization Portfolio (4,833.48 units at $23.57 per unit)          $  113,906
                                                                                           ==========
Strong Capital Management Opportunity II (15,802.29 units at $21.73 per unit)              $  343,336
                                                                                           ==========
Strong Capital Management Growth II (23,751.41 units at $11.06 per unit)                   $  262,586
                                                                                           ==========
Variable Ins Prods Fd Overseas Portfolio (94,799.36 units at $1.25 per unit)               $  118,304
                                                                                           ==========
Variable Ins Prods Fd II Investment Grade Bond Portfolio (306,854.45 units at $1.50 per    $  459,292
unit)                                                                                      ==========
American Century Variable Portfolios Value Fund (99,178.21 units at $7.67 per unit)        $  760,820
                                                                                           ==========
American Century Variable Portfolios Income & Growth Fund (136,572.41 units at $5.22 per   $  712,476
unit)                                                                                      ==========
Neuberger Berman Partners Portfolio (813.74 units at $14.39 per unit)                      $   11,710
                                                                                           ==========
Dreyfus Socially Responsible Growth Fund (13,042.43 units at $1.90 per unit)               $   24,771
                                                                                           ==========
JP Morgan Series Trust II International Opportunities (5,638.69 units at $7.89 per unit)   $   44,486
                                                                                           ==========
JP Morgan Series Trust II Small Company Fund (2,458.22 units at $10.80 per unit)           $   26,553
                                                                                           ==========
Deutsche Asset Management Equity 500 Index Fund (88,353.37 units at $9.37 per unit)        $  828,166
                                                                                           ==========
Deutsche Asset Management Small Cap Index Fund (14,065.49 units at $9.30 per unit)         $  130,871
                                                                                           ==========
Deutsche Asset Management EAFE Equity Index Fund (15,622.45 units at $6.93 per unit)       $  108,336
                                                                                           ==========
Invesco VIF Dynamics Fund (23,571.75 units at $.85 per unit)                               $   19,996
                                                                                           ==========
Invesco VIF Health Sciences Fund (12,935.22 units at $1.37 per unit)                       $   17,728
                                                                                           ==========
Invesco VIF Technology Fund (23,035.18 units at $.81 per unit)                             $   18,694
                                                                                           ==========
MSDWUF Fixed Income (65,060.76 units at $1.30 per unit)                                    $   84,653
                                                                                           ==========
MSDWUF Emerging Markets (56,107.26 units at $.71 per unit)                                 $   39,645
                                                                                           ==========
MSDWUF High Yield (47,325.36 units at $.80 per unit)                                       $   38,053
                                                                                           ==========
MSDWUF US Real Estate (85,299.16 units at $1.27 per unit)                                  $  108,547
                                                                                           ==========




The accompanying notes are an integral part of these financial statements.


      NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - BENEFIT PROVIDER SEGMENT
    (A Segment within a Separate Account of National Life Insurance Company)

                            STATEMENTS OF OPERATIONS

                   FOR THE YEAR ENDED DECEMBER 31, 2002


                                                        MARKET STREET                    SENTINEL VARIABLE PRODUCTS TRUST
                                                        -------------                    --------------------------------
                                                                     MONEY        COMMON      SMALL      MID CAP     GROWTH
                                                 MANAGED    BOND     MARKET       STOCK      COMPANY     GROWTH      INDEX (A)
                                                 -------    ----     ------       -----      -------     ------      ---------

Investment income:
Dividend income                                $    61    $ 5,594    $39,544   $  1,282    $   2,416    $   --      $    95

Expenses:
Mortality and expense risk
and administrative charges                          28        111      6,329        196        1,445         369         18
                                               ------------------    ------------------------------------------------------

Net investment income (loss)                        33      5,483     33,215      1,086          971        (369)        77
                                               ------------------    ------------------------------------------------------


Realized and unrealized loss on investments:

Capital gain distributions                        --         --         --         --            860        --         --

Net realized (loss) gain
from
shares sold                                       (566)    (2,108)      --      (18,866)      17,389     (72,723)    (1,458)

Net unrealized
(depreciation)
appreciation on
investments                                     (1,066)     1,087       --       (1,637)    (122,806)     24,992     (1,002)
                                               ------------------    ------------------------------------------------------

Net realized and
unrealized
loss on investments                             (1,632)    (1,021)      --      (20,503)    (104,557)    (47,731)    (2,460)
                                               ------------------    ------------------------------------------------------

(Decrease) increase in net assets
resulting from operations                      $(1,599)   $ 4,462    $33,215   $(19,417)   $(103,586)   $(48,100)   $(2,383)
                                               ==================    ======================================================

(a) For the period from inception (June 1, 2002) through December 31, 2002.


The accompanying notes are an integral part of these financial statements.


      NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - BENEFIT PROVIDER SEGMENT
    (A Segment within a Separate Account of National Life Insurance Company)

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2002



                                                       Alger American Fund     Strong Capital Management   Variable Ins Products
                                                       -------------------     -------------------------   ---------------------
                                                                                                                        Fund
                                                                                                                        ----

                                                            Leveraged               Opportunity                        Investment
                                                  Growth    All Cap (b) Small Cap   Fund II     Growth II   Overseas   Grade Bond
                                                  ------    ----------- ---------   -------     ---------   --------   ----------

Investment income:
Dividend income                              $     174     $     2    $   --      $  1,548    $    --      $     564    $  1,197

Expenses:
Mortality and expense risk
and administrative charges                          924         38         255         587          551          199         679
                                             ----------     ------    --------    ---------    ---------    --------    --------

Net investment (loss)                              (750)       (36)       (255)        961         (551)         365         518
income                                       ----------     ------    --------    ---------    ---------    --------    --------

Realized and unrealized (loss)
    gain on investments:

Capital gain distributions                         --         --          --         6,661         --           --          --

Net realized (loss) gain
from
shares sold                                    (165,453)      (660)     (9,809)    (25,845)     (47,186)     (24,860)     11,234

Net unrealized
(depreciation)
appreciation on investments                     (10,413)    (8,136)    (26,182)    (72,353)     (78,169)      (2,387)     22,314
                                             ----------     ------    --------    ---------    ---------    --------    --------

Net realized and unrealized
(loss) gain on investments                     (175,866)    (8,796)    (35,991)    (91,537)    (125,355)     (27,247)     33,548
                                             ---------------------    --------   -----------------------    --------------------

(Decrease) increase in net assets
resulting from operations                    $ (176,61$)    (8,832)   $(36,246)   $ (90,576)   $(125,906)   $(26,882)   $ 34,066
                                             =================================    ======================    ====================

(b) For the period from inception (March 1, 2002) through December 31, 2002.



The accompanying notes are an integral part of these financial statements.


     NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - BENEFIT PROVIDER SEGMENT (A
      Segment within a Separate Account of National Life Insurance Company)

                            STATEMENTS OF OPERATIONS

                   FOR THE YEAR ENDED DECEMBER 31, 2002


                          American Century Variable   Neuberger                  JP Morgan               Deutsche Asset
                                Portfolios             Berman    Dreyfus      Series Trust II            Management Fund
                                ----------             ------    -------      ---------------            ---------------

                                        VP Income &   Partners   Socially    International  Small   Equity       Small       EAFE
                          VP Value       Growth     Portfolios Responsible Opportunities Company  500 Index  Cap Index  Equity Index
                          --------       ------     ---------- ----------- ------------- -------  ---------  ---------  ------------

Investment income:
Dividend income           $   5,935    $   5,865    $    52    $    69    $   214    $    55    $   9,451    $  1,100   $   1,747

Expenses:
Mortality and expense
risk
and administrative            1,477        1,220         23         45        102         58        2,446         236        (518)
charges                  -----------------------    ------------------    ------------------    ---------------------------------

Net investment income         4,458        4,645         29         24        112         (3)       7,005         864       2,265
(loss)                   -----------------------    ------------------    ------------------    ---------------------------------

REALIZED AND UNREALIZED
 LOSS ON INVESTMENTS:

Capital gain                 38,404         --         --         --         --         --           --          --          --
distributions

Net realized loss from
shares sold                 (42,446)     (50,887)      (633)    (2,594)    (2,221)      (377)    (118,562)    (18,405)   (187,236)

Net unrealized
(depreciation)
appreciation on            (114,304)     (86,635)    (2,176)    (5,642)    (7,120)    (6,260)     (18,899)     (7,362)     92,364
investments
                         -----------------------    ------------------    ------------------    ---------------------------------

Net realized and
unrealized
loss on investments        (118,346)    (137,522)    (2,809)    (8,236)    (9,341)    (6,637)    (137,461)    (25,767)    (94,872)
                         -----------------------    ------------------    ------------------    ---------------------------------

Decrease in net assets
resulting from operations $(113,888)   $(132,877)   $(2,780)   $(8,212)   $(9,229)   $(6,640)   $(130,456)   $(24,903)  $ (92,607)
                         =======================    =======    =======    ==================    =================================






   The accompanying notes are an integral part of these financial statements.




     NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - BENEFIT PROVIDER SEGMENT (A
          Segment within a Separate Account of National Life Insurance
                                    Company)

                            STATEMENTS OF OPERATIONS

                   FOR THE YEAR ENDED DECEMBER 31, 2002
                                                                Invesco  VIF         Morgan Stanley Dean Witter Universal Funds
                                                                ------------         -----------------------------------------
                                                                 Health                   Fixed    Emerging     High     US Real
                                                      Dynamics  Sciences  Technology (b) Income(c) Markets(b)  Yield(c)  Estate (b)
                                                    (b)


Investment income:
Dividend income                                       $  --      $  --      $   --      $ 2,974    $  --      $ 3,959    $  3,428

Expenses:
Mortality and expense risk
and administrative charges                                 33         35          37         82         44         62          97
                                                      ------------------------------    -----------------------------------------

Net investment (loss) income                              (33)       (35)        (37)     2,892        (44)     3,897       3,331
                                                      ------------------------------    -----------------------------------------

Realized and unrealized (loss) gain on investments:

Capital gain distributions                               --         --          --          557       --         --         2,127

Net realized (loss) gain
from
shares sold                                            (1,960)      (420)     (1,051)        71        (74)      (892)       (248)

Net unrealized depreciation
on investments                                         (4,574)    (4,373)    (13,108)      (138)    (4,883)    (4,711)    (12,380)
                                                      ------------------------------    -----------------------------------------

Net realized and unrealized
(loss) gain on investments                             (6,534)    (4,793)    (14,159)       490     (4,957)    (5,603)    (10,501)
                                                      ------------------------------    -----------------------------------------

(Decrease) increase in net assets
resulting from operations                             $(6,567)   $(4,828)   $(14,196)   $ 3,382    $(5,001)   $(1,706)   $ (7,170)
                                                      ==============================    =========================================

(b) For the period from inception (March 1, 2002) through December 31, 2002.
(c) For the period from inception (February 1, 2002) through December 31, 2002.





The accompanying notes are an integral part of these financial statements.


     NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - BENEFIT PROVIDER SEGMENT (A
          Segment within a Separate Account of National Life Insurance
                                    Company)

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2002




                                                  Market Street                        Sentinel Variable Products Trust
                                                  -------------                        --------------------------------
                                                                        Money        Common       Small       Mid Cap     Growth
                                               Managed      Bond        Market       Stock        Company     Growth      Index (a)
                                               -------      ----        ------       -----        -------     ------      ---------

Net investment income (loss)                $     33    $   5,483    $    33,215    $  1,086    $     971    $    (369)   $     77

Realized and unrealized loss on investments:
Capital gain distributions                      --           --             --          --            860         --          --

Net realized (loss) gain from
shares sold                                     (566)      (2,108)          --       (18,866)      17,389      (72,723)     (1,458)

Net unrealized (deprecation)
appreciation on investments                   (1,066)       1,087           --        (1,637)    (122,806)      24,992      (1,002)
                                            ---------------------    --------------------------------------------------------------

Net realized and unrealized                   (1,632)      (1,021)          --       (20,503)    (104,557)     (47,731)     (2,460)
loss on investments
                                            ---------------------    --------------------------------------------------------------

(Decrease) increase in net assets
resulting from operations                     (1,599)       4,462         33,215     (19,417)    (103,586)     (48,100)     (2,383)
                                            ---------------------    --------------------------------------------------------------

Accumulation unit
transactions:
Participant deposits                          16,360       16,849      3,142,649      11,277      373,664       70,217        --
Transfers between investment
sub-accounts and general                       9,761      (93,542)      (706,811)     25,586      (51,333)     (26,811)     19,448
account, net
Surrenders and lapses                         (1,678)      (2,387)          (580)       --         (7,601)      (1,434)       --
Contract benefits                               --           --          (12,424)       --           --           --          --
Loan collateral interest                        --           --             --            97         --           --          --
received
Transfers for policy loans                      --           --             --        (4,302)        --           --          --
Contract charges                              (1,015)      (3,175)      (205,333)     (3,259)     (17,622)      (6,440)       (525)
Miscellaneous                                   (131)        (286)        (2,501)       (741)         595          978        (190)
                                            ---------------------    --------------------------------------------------------------

Total net accumulation unit                   23,297      (82,541)     2,215,000      28,658      297,703       36,510      18,733
transactions
                                            ---------------------    --------------------------------------------------------------

Increase (decrease) in net                    21,698      (78,079)     2,248,215       9,241      194,117      (11,590)     16,350
assets

Net assets, beginning of                       2,179      121,668      2,042,551      88,522      598,604      219,736        --
period
                                            ---------------------    --------------------------------------------------------------

Net assets, end of period                   $ 23,877    $  43,589    $ 4,290,766    $ 97,763    $ 792,721    $ 208,146    $ 16,350
                                            =====================    ==============================================================

Units Issued and Redeemed:
Beginning balance                             129.60     9,867.35    1,791,163.60   8,556.21    48,746.43    19,210.22        --
Units issued                                1,023.92     1,350.60    2,743,910.36   1,145.51    33,249.83     9,418.31        --
Units transferred                             610.91    (7,498.26)   (617,130.97)   2,599.00    (4,567.78)   (3,596.20)   27,460.69
Units redeemed                               (176.75)     (468.77)   (192,818.12)    (833.46)   (2,191.48)     (924.97)   (1,009.58)
                                            ---------------------    --------------------------------------------------------------
Ending balance                              1,587.68     3,250.92    3,725,124.87   11,467.26   75,237.00    24,107.36    26,451.11
                                            =====================    ==============================================================


(a) For the period from inception (June 1, 2002) through December 31, 2002.



   The accompanying notes are an integral part of these financial statements.



     NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - BENEFIT PROVIDER SEGMENT (A
      Segment within a Separate Account of National Life Insurance Company)

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2002


                                           Alger American  Fund      Strong Capital Management          Variable Ins Products Fund
                                        --------------------------   -------------------------          --------------------------
                                                      Leveraged                  Opportunity                            Investment
                                         Growth      All Cap (b)     Small Cap    Fund II     Growth II    Overseas     Grade Bond
                                         ------      -----------     ---------    -------     ---------    --------     ----------

Net investment (loss) income          $    (750)        $    (36)   $    (255)   $     961    $    (551)   $     365    $     518

Realized and unrealized (loss)
  gain on investments:
Capital gain distributions                 --               --           --          6,661         --           --           --

Net realized (loss) gain from
shares sold                            (165,453(660)      (9,809)     (25,845)     (47,186)     (24,860)      11,234

Net unrealized (deprecation)
appreciation on investments             (10,413)          (8,136)     (26,182)     (72,353)     (78,169)      (2,387)      22,314
                                      ---------------------------------------    ----------------------    ----------------------

Net realized and unrealized            (175,866)          (8,796)     (35,991)     (91,537)    (125,355)     (27,247)      33,548
(loss) gain on investments
                                      ---------------------------------------    ----------------------    ----------------------

(Decrease) increase in net assets
resulting from operations              (176,616)          (8,832)     (36,246)     (90,576)    (125,906)     (26,882)      34,066
                                      ---------------------------------------    ----------------------    ----------------------

Accumulation unit transactions:
Participant deposits                    124,396           19,727       19,590      267,553      116,713       87,928      242,892
Transfers between investment
sub-accounts and general                    924           11,204        5,172       45,231      (12,997)     (13,262)     200,856
account, net
Surrenders and lapses                    (5,615)            (263)      (1,358)        (461)      (1,612)      (2,154) #   (22,568)
Contract benefits                          --               --           --           --           --           --           --
Loan collateral interest                   --               --           --           --             55         --           --
received
Transfers for policy loans                 --               --           --           --         (2,767)        --           --
Contract charges                        (20,582)          (1,771)      (6,068)     (13,684)      (8,464)      (4,406)     (26,009)
Miscellaneous                            (1,376)            (363)        (418)       1,362       (1,076)      (2,042)        (417)
                                      ---------------------------------------    ----------------------    ----------------------

Total net accumulation unit              97,747           28,534       16,918      300,001       89,852       66,064      394,754
transactions
                                      ---------------------------------------    ----------------------    ----------------------

(Decrease) increase in net              (78,869)          19,702      (19,328)     209,425      (36,054)      39,182      428,820
assets

Net assets, beginning of period         475,622             --        133,234      133,911      298,640       79,122       30,472
                                      ---------------------------------------    ----------------------    ----------------------
Net assets, end of period             $ 396,753         $ 19,702    $ 113,906    $ 343,336    $ 262,586    $ 118,304    $ 459,292
                                      =======================================    ======================    ======================

Units Issued and Redeemed:
Beginning balance                      8,978.77             --       4,157.70     4,496.02    16,816.47    50,383.23    22,392.56
Units issued                           2,843.78         6,360.52       782.51    10,083.39     9,008.12    59,115.72   175,029.30
Units transferred                         21.12         3,612.48       206.59     1,704.64    (1,003.13)   (8,916.30)  144,737.93
Units redeemed                          (630.34)         (772.86)     (313.32)     (481.76)   (1,070.05)   (5,783.29)  (35,305.34)
                                      ---------------------------------------    ----------------------    ----------------------
Ending balance                        11,213.33         9,200.14     4,833.48    15,802.29    23,751.41    94,799.36   306,854.45
                                      =======================================    ======================    ======================

(b) For the period from inception (March 1, 2002) through December 31, 2002.






   The accompanying notes are an integral part of these financial statements.



     NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - BENEFIT PROVIDER SEGMENT (A
          Segment within a Separate Account of National Life Insurance
                                    Company)

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2002


                                 American Century          Neuberger
                                Variable Portfolios         Berman     Dreyfus  JP Morgan Series Trust II
                                -------------------         ------     -------  -------------------------

                                           VP Income &     Partners    Socially   International  Small
                                 VP Value    Growth       Portfolio  Responsible  Opportunities Company
                                 --------    ------       ---------  -----------  ---------------------

Net investment income (loss)   $   4,458    $   4,645    $     29    $     24    $    112    $     (3)

Realized and unrealized
  loss on investments:
Capital gain distributions        38,404         --          --          --          --          --

Net realized loss from
shares sold                      (42,446)     (50,887)       (633)     (2,594)     (2,221)       (377)

Net unrealized (deprecation)
appreciation on investments     (114,304)     (86,635)     (2,176)     (5,642)     (7,120)     (6,260)
                               ---------    ---------    --------    --------    --------    --------

Net realized and unrealized     (118,346)    (137,522)     (2,809)     (8,236)     (9,341)     (6,637)
loss on investments
                               ---------    ---------    --------    --------    --------    --------

Decrease in net assets
resulting from operations       (113,888)    (132,877)     (2,780)     (8,212)     (9,229)     (6,640)
                               ---------    ---------    --------    --------    --------    --------

Accumulation unit
transactions:
Participant deposits             226,829      447,963       1,241      17,639       6,073       6,551
Transfers between investment
sub-accounts and general         183,639      106,169       3,651       2,942          86       1,001
account, net
Surrenders and lapses             (5,184)     (11,073)       --        (1,380)       --          --
Contract benefits                   --           --          --          --          --          --
Loan collateral interest            --           --          --          --          --          --
received
Transfers for policy loans          --           --          --          --          --          --
Contract charges                 (44,837)     (31,196)       (944)     (3,540)     (4,238)     (1,830)
Miscellaneous                     18,922       (1,371)        (14)       (160)        (67)        (53)
                               ---------    ---------    --------    --------    --------    --------

Total net accumulation unit      379,369      510,492       3,934      15,501       1,854       5,669
transactions
                               ---------    ---------    --------    --------    --------    --------

Increase (decrease) in net       265,481      377,615       1,154       7,289      (7,375)       (971)
assets

Net assets, beginning of         495,339      334,861      10,556      17,482      51,861      27,524
period
                               ---------    ---------    --------    --------    --------    --------

Net assets, end of period      $ 760,820    $ 712,476    $ 11,710    $ 24,771    $ 44,486    $ 26,553
                               =========    =========    ========    ========    ========    ========

Units Issued and Redeemed:
Beginning balance              56,241.89    51,589.60      554.68    6,519.44    5,352.88    1,990.03
Units issued                   25,672.11    74,573.46       81.72    7,422.68      936.18      541.03
Units transferred              20,783.94    17,674.20      240.42    1,238.03       13.26       82.67
Units redeemed                 (3,519.73)   (7,264.85)     (63.08)   (2,137.72)   (663.63)    (155.51)
                               ---------    ---------    --------    --------    --------    --------
Ending balance                 99,178.21    136,572.41     813.74    13,042.43   5,638.69    2,458.22
                               =========    =========    ========    ========    ========    ========







                                  Deutsche Asset Management Fund
                                  ------------------------------

                                Equity        Small        EAFE
                               500 Index    Cap Index   Equity Index
                               ---------    ---------   ------------


Net investment income (loss)   $   7,005    $     864    $   2,265

Realized and unrealized
  loss on investments:
Capital gain distributions          --           --           --

Net realized loss from
shares sold                     (118,562)     (18,405)    (187,236)

Net unrealized (deprecation)
appreciation on investments      (18,899)      (7,362)      92,364
                               ---------    ---------    ---------

Net realized and unrealized     (137,461)     (25,767)     (94,872)
loss on investments
                               ---------    ---------    ---------

Decrease in net assets
resulting from operations       (130,456)     (24,903)     (92,607)
                               ---------    ---------    ---------

Accumulation unit
transactions:
Participant deposits             236,538       48,367       11,627
Transfers between investment
sub-accounts and general         415,742       10,612     (278,826)
account, net
Surrenders and lapses            (11,641)      (4,641)      (3,102)
Contract benefits                   --           --           --
Loan collateral interest            --           --           --
received
Transfers for policy loans          --           --           --
Contract charges                 (39,959)     (12,861)      (7,970)
Miscellaneous                   (146,863)        (208)     149,958
                               ---------    ---------    ---------

Total net accumulation unit      453,817       41,269     (128,313)
transactions
                               ---------    ---------    ---------

Increase (decrease) in net       323,361       16,366     (220,920)
assets

Net assets, beginning of         504,805      114,505      329,256
period
                               ---------    ---------    ---------

Net assets, end of period      $ 828,166    $ 130,871    $ 108,336
                               =========    =========    =========

Units Issued and Redeemed:
Beginning balance              41,703.87     9,742.21    37,107.02
Units issued                   24,314.60     5,066.86     1,946.81
Units transferred              42,735.63     1,111.70   (46,686.27)
Units redeemed                 (20,400.73)  (1,855.28)   23,254.89
                               ---------    ---------    ---------
Ending balance                 88,353.37    14,065.49    15,622.45
                               =========    =========    =========





The accompanying notes are an integral part of these financial statements.



     NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - BENEFIT PROVIDER SEGMENT (A
      Segment within a Separate Account of National Life Insurance Company)

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2002



                                             Invesco VIF                      Morgan Stanley Dean Witter Universal Funds
                                             -----------                      ------------------------------------------
                                                      Health                  Fixed       Emerging     High       US Real
                                          Dynamics   Sciences  Technology(b)  Income(c)   Markets(b)   Yield (c)  Estate (b)
                                          --------   --------  -------------  ---------   ----------   ---------  ----------


Net investment (loss) income            $    (33)    $    (35)   $    (37)   $  2,892    $    (44)    $  3,897    $   3,331

Realized and unrealized
(loss) gain on investments:
Capital gain distributions                  --           --          --           557        --           --          2,127

Net realized (loss) gain from
shares sold                               (1,960)        (420)     (1,051)         71         (74)        (892)        (248)

Net unrealized depreciation
on investments                            (4,574)      (4,373)    (13,108)       (138)     (4,883)      (4,711)     (12,380)
                                        ----------------------------------   ----------------------------------------------

Net realized and unrealized               (6,534)      (4,793)    (14,159)        490      (4,957)      (5,603)     (10,501)
(loss) gain on investments
                                        ----------------------------------   ----------------------------------------------

(Decrease) increase in net assets
resulting from operations                 (6,567)      (4,828)    (14,196)      3,382      (5,001)      (1,706)      (7,170)
                                        ----------------------------------   ----------------------------------------------

Accumulation unit
transactions:
Participant deposits                      11,630       10,301      22,941      13,511      33,959       24,187      100,493
Transfers between investment
sub-accounts and general                   1,320        4,384      12,573      69,193      11,328       23,705       19,055
account, net
Surrenders and lapses                       (689)        (715)       (218)       (729)       --         (6,195)        --
Contract benefits                           --           --          --          --          --           --           --
Loan collateral interest                    --           --          --          --          --           --           --
received
Transfers for policy loans                  --           --          --          --          --           --           --
Contract charges                          (2,901)        (808)     (1,787)       (702)       (535)      (1,957)      (2,190)
Miscellaneous                                (89)        (170)       (619)         (2)       (106)          19       (1,641)
                                        ----------------------------------   ----------------------------------------------

Total net accumulation unit                9,271       12,992      32,890      81,271      44,646       39,759      115,717
transactions
                                        ----------------------------------   ----------------------------------------------

Increase in net assets                     2,704        8,164      18,694      84,653      39,645       38,053      108,547

Net assets, beginning of                  17,292        9,564        --          --          --           --           --
period
                                        ----------------------------------   ----------------------------------------------

Net assets, end of period               $ 19,996     $ 17,728    $ 18,694    $ 84,653    $ 39,645     $ 38,053    $ 108,547
                                        ==================================   ==============================================

Units Issued and Redeemed:
Beginning balance                       13,837.65    5,255.26        --          --          --           --           --
Units issued                            12,210.93    6,089.23    16,067.19   10,816.11   42,676.75    28,789.92   74,077.00
Units transferred                       1,385.94     2,591.51    8,805.76    55,391.83   14,236.06    28,216.19   14,046.13
Units redeemed                          (3,862.77)   (1,000.78)  (1,837.77)  (1,147.18)   (805.55)    (9,680.75)  (2,823.97)
Ending balance                          23,571.75    12,935.22   23,035.18   65,060.76   56,107.26    47,325.36   85,299.16
                                        ----------------------------------   ----------------------------------------------
                                        ==================================   ==============================================


(b)  For the period from inception (March 1, 2002) through December 31, 2002.
(c)  For the period from inception (February 1, 2002) through December 31, 2002.



   The accompanying notes are an integral part of these financial statements.





     NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - BENEFIT PROVIDER SEGMENT (A
          Segment within a Separate Account of National Life Insurance
                                    Company)

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2001



                                      Market Street                  Sentinel Variable Products Trust          Alger American Fund
                                   -----------------        ---------------------------------------------      --------------------
                                                            Money         Common       Small       Mid Cap
                                   Managed      Bond        Market        Stock        Company     Growth      Growth      Small Cap
                                   -------      ----        ------        -----        -------     ------      ------      ---------

Net investment income (loss)     $    93    $   5,364  $    35,802    $    796    $     816    $    (364)   $     150    $    (152)

Realized and unrealized
(loss) gain on investments:

Capital gain distributions           138         --           --           329           62         --         46,590         --

Net realized (loss) gain from
shares sold                         (104)         145         --          (156)         640      (10,657)     (29,234)     (17,590)

Net unrealized (depreciation)
appreciation on investments         (277)         (85)        --        (8,141)      28,736      (42,708)     (63,660)     (19,093)
                                  -------------------  -------------------------------------------------     ---------------------

Net realized and unrealized
(loss) gain
on investments                      (243)          60         --        (7,968)      29,438      (53,365)     (46,304)     (36,683)
                                  -------------------  -------------------------------------------------     ---------------------

(Decrease) increase in net assets
resulting from operations           (150)       5,424       35,802      (7,172)      30,254      (53,729)     (46,154)     (36,835)
                                  -------------------  -------------------------------------------------     ---------------------

Accumulation unit transactions:
Participant deposits                 518       36,127    1,802,187       9,212      105,533       59,616      126,444       44,200
Transfers between investment
sub-accounts and general            --          7,436     (609,695)       --         17,539       (5,868)      52,968        6,828
account, net
Surrenders and lapses               (858)      (4,056)      (1,332)       (554)      (7,684)      (3,107)      (2,873)        (734)
Contract charges                     (59)     (11,426)     (59,170)     (1,874)     (16,141)      (9,739)     (19,162)      (4,498)
Miscellaneous                          4         --         (2,215)       --            177         (406)         104          130
                                  -------------------  -------------------------------------------------     ---------------------

Total net accumulation unit         (395)      28,081    1,129,775       6,784       99,424       40,496      157,481       45,926
transactions
                                  -------------------  -------------------------------------------------     ---------------------

(Decrease) increase in net          (545)      33,505    1,165,577        (388)     129,678      (13,233)     111,327        9,091
assets

Net assets, beginning of period    2,724       88,163      876,974      88,910      468,926      232,969      364,295      124,143
                                  -------------------  -------------------------------------------------     ---------------------


Net assets, end of period        $ 2,179    $ 121,668  $ 2,042,551    $ 88,522    $ 598,604    $ 219,736    $ 475,622    $ 133,234
                                  ===================  =================================================     =====================

Units Issued and Redeemed:
Beginning balance                 150.14     7,654.65   782,717.68    7,872.38    40,003.14    15,339.08     6,045.13     2,697.11
Units issued                       32.95     2,882.62  1,604,898.25     912.95     9,280.91     5,458.69     2,369.99     1,410.36
Units transferred                   --         619.13  (540,820.22)       --       1,543.52      (487.22)      961.94       198.70
Units redeemed                    (53.49)   (1,289.06)  (55,632.11)    (229.13)   (2,081.14)   (1,100.32)     (398.28)     (148.47)
                                  -------------------  -------------------------------------------------     ---------------------
Ending balance                    129.60     9,867.35  1,791,163.60   8,556.21    48,746.43    19,210.22     8,978.77     4,157.70
                                  ===================  =================================================     =====================





   The accompanying notes are an integral part of these financial statements.



     NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - BENEFIT PROVIDER SEGMENT (A
          Segment within a Separate Account of National Life Insurance
                                    Company)

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2001


                                                                                     American Century
                                                                  Variable Ins         Variable              Neuberger
                                   Strong Capital Management       Products Fund        Portfolios             Berman    Dreyfus
                                   -------------------------  --------------------      ---------              ------     -------
                                                                                                                         Socially
                                    Opportunity                           Investment            VP Income &   Partners  Responsible
                                      Fund II      Growth II   Overseas   Grade Bond    VP Value   Growth    Portfolio      (a)
                                      -------      ---------   --------   ----------    --------   ------    --------- -------------

Net investment income (loss)        $     310   $    (529)  $  3,076   $     154    $     797   $   2,312   $      6   $    (16)

Realized and unrealized
 (loss) gain on investments:

Capital gain distributions             19,311        --        5,075        --           --          --          195       --

Net realized (loss) gain from
shares sold                              (421)    (15,091)    (6,590)        (15)       3,816      (3,857)      (928)      (257)

Net unrealized (depreciation)
appreciation on investments           (19,430)    (83,898)   (18,487)      1,541       23,201     (30,793)       826     (1,655)

Net realized and unrealized
(loss) gain
on investments                           (540)    (98,989)   (20,002)      1,526       27,017     (34,650)        93     (1,912)

(Decrease) increase in net assets
resulting from operations                (230)    (99,518)   (16,926)      1,680       27,814     (32,338)        99     (1,928)

Accumulation unit transactions:
Participant deposits                   22,601      74,097     17,842         482       41,023       4,059        475      7,470
Transfers between investment
sub-accounts and general               44,088         876     15,764      25,920      332,740      19,338      6,344     13,270
account, net
Surrenders and lapses                    --          (838)    (2,024)       --           (932)       --         --         --
Contract charges                       (3,243)     (6,079)    (4,836)     (1,213)     (14,457)    (15,359)      (552)    (1,329)
Miscellaneous                              (3)       (282)      (389)       --            147         (21)      --           (1)

Total net accumulation unit            63,443      67,774     26,357      25,189      358,521       8,017      6,267     19,410
transactions

Increase (decrease) in net             63,213     (31,744)     9,431      26,869      386,335     (24,321)     6,366     17,482
assets

Net assets, beginning of period        70,698    330,384      69,691      3,603      109,004     359,182       4,190       --


Net assets, end of period           $ 133,911   $ 298,640   $ 79,122   $  30,472    $ 495,339   $ 334,861   $ 10,556   $ 17,482

Units Issued and Redeemed:
Beginning balance                    2,624.73   13,924.09   34,871.70   2,862.37    13,918.64   50,511.57     213.25       --
Units issued                           759.97    3,206.82   9,224.75      364.36     5,002.63      614.50      25.30   2,560.16
Units transferred                    1,220.47       43.56   8,569.84   20,082.78    39,179.34    2,791.94     345.53   4,414.76
Units redeemed                        (109.15)    (358.00)  (2,283.06)   (916.95)   (1,858.72)  (2,328.41)    (29.40)   (455.48)
                                    ---------   ---------   --------   ---------    ---------   ---------   --------   --------
Ending balance                       4,496.02   16,816.47   50,383.23  22,392.56    56,241.89   51,589.60     554.68   6,519.44
                                    =========   =========   ========   =========    =========   =========   ========   ========


(a) For the period from inception (May 1, 2001) through December 31, 2001.




   The accompanying notes are an integral part of these financial statements.


     NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - BENEFIT PROVIDER SEGMENT (A
          Segment within a Separate Account of National Life Insurance
                                    Company)

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2001


                                         JP Morgan Series               Deutsche Asset
                                           Trust   II                  Management Fund                 Invesco VIF
                                           ----------                  ---------------                 -----------
                                    International   Small      Equity       Small         EAFE                   Health
                                    Opportunities  Company   500 Index    Cap Index   Equity Index   Dynamics(a) Sciences (b)
                                    -------------  -------   ---------    ---------   ------------   --------   ------------

Net investment income (loss)        $    462    $    (39)   $   3,443    $     519    $    (581)   $    (16)   $    30

Realized and unrealized
(loss) gain on investments:

Capital gain distributions             1,008        --            443        5,337         --          --         --

Net realized (loss) gain from
shares sold                           (3,462)       (191)     (13,428)         434       (2,780)       (346)      --

Net unrealized depreciation
on investments                        (6,775)     (1,939)     (41,419)      (1,126)     (90,244)     (1,814)        (1)
                                    --------------------    -----------------------------------    --------------------
Net realized and unrealized
(loss) gain
on investments                        (9,229)     (2,130)     (54,404)       4,645      (93,024)     (2,160)        (1)
                                    --------------------    -----------------------------------    --------------------
(Decrease) increase in net assets
resulting from operations             (8,767)     (2,169)     (50,961)       5,164      (93,605)     (2,176)        29
                                    --------------------    -----------------------------------    --------------------

Accumulation unit transactions:
Participant deposits                  19,659       3,030      139,768       34,084       34,697       7,470      1,581
Transfers between investment
sub-accounts and general                --          --         30,837        7,436       25,169      13,270      7,969
account, net
Surrenders and lapses                   (812)       (393)     (29,175)      (3,315)      (1,648)       --         --
Contract charges                      (3,311)     (1,296)     (30,844)     (11,132)      (9,020)     (1,271)       (15)
Miscellaneous                             88          (2)          (5)          20          121          (1)      --
                                    --------------------    -----------------------------------    --------------------
Total net accumulation unit           15,624       1,339      110,581       27,093       49,319      19,468      9,535
transactions                        --------------------    -----------------------------------    --------------------
Increase (decrease) in net assets      6,857        (830)      59,620       32,257      (44,286)     17,292      9,564

Net assets, beginning of period       45,004      28,354      445,185       82,248      373,542        --         --
                                    --------------------    -----------------------------------    --------------------


Net assets, end of period           $ 51,861    $ 27,524    $ 504,805    $ 114,505    $ 329,256    $ 17,292    $ 9,564
                                    ====================    ===================================    ====================
Units Issued and Redeemed:
Beginning balance                   3,828.92    1,879.42    31,878.83     7,119.73    31,603.72        --         --
Units issued                        1,931.83      234.57    11,160.93     3,240.14     3,774.88    5,478.11     878.95
Units transferred                       --          --       2,467.95       656.97     2,804.16    9,291.63    4,384.65
Units redeemed                       (407.87)    (123.96)   (3,803.84)   (1,274.63)   (1,075.74)    (932.08)     (8.34)
                                    --------------------    -----------------------------------    --------------------
Ending balance                      5,352.88    1,990.03    41,703.87     9,742.21    37,107.02    13,837.65   5,255.26
                                    ====================    ===================================    ====================

(a)  For the period from inception (May 1, 2001) through December 31, 2001.
(b)  For the period from inception (November 1, 2001) through December 31, 2001.



The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(BENEFIT PROVIDER SEGMENT)

(A Segment within a Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

NOTE 1 - NATURE OF OPERATIONS

National Variable Life Insurance Account (the Variable Account) began operations on March 11, 1996 and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The operations of the Variable Account are part of National Life Insurance Company (National Life). The Variable Account was established by National Life as a separate investment account to invest the net premiums received from the sale of certain variable life insurance products. Equity Services, Inc., an indirect wholly-owned subsidiary of National Life, is the principal underwriter for the variable life insurance policies issued by National Life. Sentinel Advisors Company, an indirectly-owned subsidiary of National Life, provides investment advisory services for certain Market Street Fund, Inc. mutual fund portfolios, for mutual funds within the Sentinel Variable Products Trust (SVPT), and for the SVPT Money Market Fund.

National Life maintains three segments within the Variable Account. The Varitrak Segment within the Variable Account was established on March 11, 1996 and is used exclusively for National Life's flexible premium variable life insurance products known collectively as Varitrak. On May 1, 1998, National Life established the Estate Provider Segment within the Variable Account to be used exclusively for National Life's flexible premium variable life insurance products known collectively as Estate Provider. On February 12, 1999, National Life established the Benefit Provider Segment (the Segment) within the Variable Account to be used exclusively for National Life's flexible premium variable life insurance products known collectively as Benefit Provider.

The Segment invests the accumulated policyholder account values in shares of mutual fund portfolios within Market Street Fund, SVPT, Alger American Fund, Strong Capital Management, Variable Insurance Products Fund and Variable Insurance Products Fund ll (VIPF), American Century Variable Portfolios (ACVP), Neuberger Berman Management, Inc., Dreyfus, JP Morgan Series Trust II, Deutsche Asset Management Funds, Invesco VIF and Morgan Stanley Dean Witter Universal Funds. Net premiums received by the Segment are deposited in investment portfolios as designated by the policyholder, except for initial net premiums on new policies, which are first invested in the SVPT Money Market Fund. Policyholders may also direct the allocations of their account value between the various investment portfolios within the Segment and a declared interest account (within the General Account of National Life) through participant transfers.

There are thirty sub-accounts within the Segment. Each sub-account, which invests exclusively in the shares of the corresponding portfolio, comprises the accumulated policyholder account values of the underlying variable life insurance policies investing in the sub-account.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed in the preparation of the Segment's financial statements.

Investments

The mutual fund portfolios consist of the Market Street Managed Fund, Market Street Bond Fund, SVPT Money Market Fund, SVPT Common Stock Fund, SVPT Small Company Fund, SVPT Mid Cap Growth, SVPT Growth Index, Alger American Growth, Alger American Leveraged All Cap, Alger American Small Capitalization, Strong Capital Management Opportunity II, Strong Capital Management Growth II*, Variable Insurance Products Fund Overseas, Variable Insurance Prods Fund Investment Grade Bond, ACVP Value Fund, ACVP Income & Growth Fund, Neuberger Berman Partners Portfolio, Dreyfus Socially Responsible, JP Morgan International Opportunities, JP Morgan Small Company Fund, Deutsche Asset Management Fund Equity 500 Index, Deutsche Asset Management Small Cap Index, Deutsche Asset Management EAFE Equity Index, Invesco VIF Dynamics Fund, Invesco VIF Health Sciences Fund, Invesco VIF Technology Fund, MSDWUF Fixed Income, MSDWUF Emerging Markets, MSDWUF High Yield and MSDWUF US Real Estate. The assets of each portfolio are held separate from the assets of the other portfolios and each has different investment objectives and policies. Each portfolio operates separately and the gains or losses in one portfolio have no effect on the investment performance of the other portfolios.

*Strong Capital Management Mid Cap Growth was renamed Growth II during 2002.

Investment Valuation

The investments in the Portfolios are valued at the closing net asset value per share as determined by the portfolio at the end of each period. The change in the difference between cost and market value is reflected as unrealized gain
(loss) in the Statements of Operations.

Investment Transactions

Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income and capital gain distributions are recorded on the ex-dividend date. The cost of investments sold is determined using the first-in, first-out basis (FIFO).

Federal Income Taxes

The operations of the Segment are part of, and taxed with, the total operations of National Life. Under existing federal income tax law, investment income and capital gains attributable to the Segment are not taxed.

NOTE 3 - CHARGES AND EXPENSES

Mortality and expense risk charges are deducted daily from each sub-account based on an annual rate ranging from 0% to .22% of each sub-account's net asset value and policy year. Such charges reimburse National Life for its assumption of mortality and expense risk. The mortality risk assumed is that the insureds under the policies may die sooner than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policies may exceed expected levels.

Cost of insurance charges are deducted monthly from each policyholder's accumulated account value for the insurance protection provided and are remitted to National Life. These charges vary based on the net amount at risk, attained age of the insured, and other factors. As partial compensation for administrative services provided, National Life deducts a monthly administrative charge of $5.50 from each policyholder's accumulated account value. The Company also deducts an account administration fee based on an annual rate ranging from ..07% to .10% of account value and policy year.

The SVPT mutual fund portfolios are managed by an affiliate of National Life. During the year ended December 31, 2002, management fees were paid directly by the sub-accounts to the affiliate investment manager. The advisory agreement provides for fees ranging from .25% to .50% based on individual portfolios and average daily net assets. The investment manager currently waives all or a portion of its management fees for some of the sub-accounts. The effective advisory fee rates paid by the sub-accounts in 2002, after taking these waivers into account, range from 0% to .39%. The investment manager expects to waive all or a portion of its management fees for some of the sub-accounts in 2003.

NOTE 4 - INVESTMENTS

The number of shares held and cost for the portfolio at December 31, 2002 is set forth below:

Portfolio                                    Shares                     Cost
---------                                    ------                    ------
Market Street Fund
Managed                                                   1,921       $   25,189
Bond                                                      3,810           41,185
Sentinel Variable Products Trust
Money Market                                          4,290,766        4,290,766
Common Stock                                             12,615          105,290
Small Company                                            82,062          865,882
Mid Cap Growth                                           35,703          233,830
Growth Index                                              2,650           17,352
Alger American Portfolio
Growth                                                   16,109          491,515
Leveraged All Cap                                           945           27,839
Small Capitalization                                      9,329          163,319
Strong Capital Management
Opportunity II                                           24,754          433,704
Growth II                                                25,668          432,987
Variable Ins Prods Fund
Overseas                                                 10,775          140,526
Investment Grade Bond                                    33,525          435,428
American Century Variable Portfolios
VP Value                                                124,317          845,926
VP Income & Growth                                      138,077          841,437
Neuberger Berman Partners Portfolio                       1,027           12,910
Dreyfus
Socially Responsible                                      1,311           32,068
JP Morgan Series Trust ll
International Opportunities                               6,179           59,822
Small Company                                             2,568           33,402
Deutsche Asset Management Fund
Equity 500 Index                                         90,018          893,289
Small Cap Index                                          15,488          134,296
EAFE Equity Index                                        16,744          108,685
Invesco VIF Fund
Dynamics                                                  2,341           26,385
Health Sciences                                           1,289           22,102
Technology                                                2,288           31,802
MSDWUF
Fixed Income                                              7,613           84,791
Emerging Markets                                          6,564           44,529
High Yield                                                6,747           42,765
US Real Estate                                            9,581          120,927
                                                                     -----------
Total                                                                $11,039,948
                                                                     ===========

The cost also represents the aggregate cost for federal income tax purposes.

NOTE 5 - PURCHASES AND SALES OF PORTFOLIO SHARES

Purchases and proceeds from sales of shares in the portfolios for the year ended December 31, 2002 aggregated the following:
                                                                       Sales
Portfolio                                           Purchases          Proceeds
---------                                           ---------          --------
Market Street Fund
Managed                                              $   26,396       $    3,067
Bond                                                     39,351          116,409
Sentinel Variable Products Trust
Money Market                                          7,387,828        5,139,613
Common Stock                                            161,170          131,425
Small Company                                           548,771          249,236
Mid Cap Growth                                          171,704          135,562
Growth Index                                             72,938           54,128
Alger American Portfolio
Growth                                                  421,740          324,743
Leveraged All Cap                                        31,610            3,112
Small Capitalization                                     28,443           11,779
Strong Capital Management
Opportunity II                                          470,117          162,493
Growth II                                               136,200           46,899
Variable Ins Prods Fund
Overseas                                                132,115           65,686
Investment Grade Bond                                   738,036          342,765
American Century Variable Portfolios
VP Value                                              1,100,577          678,347
VP Income & Growth                                      641,406          126,268
Neuberger Berman Partners Portfolio                       7,979            4,017
Dreyfus
Socially Responsible                                     20,813            5,288
JP Morgan Series Trust ll
International Opportunities                               6,613            4,648
Small Company                                             7,683            2,017
Deutsche Asset Management Fund
Equity 500 Index                                        732,386          271,564
Small Cap Index                                         183,936          141,803
EAFE Equity Index                                       211,418          337,468
Invesco VIF Fund
Dynamics                                                 12,997            3,758
Health Sciences                                          14,851            1,893
Technology                                               35,896            3,044
MSDWUF
Fixed Income                                            123,138           38,418
Emerging Markets                                         45,202              600
High Yield                                               74,325           30,668
US Real Estate                                          125,066            3,890

NOTE 6 - FINANCIAL HIGHLIGHTS

A summary of units outstanding and unit values for the Variable Account and the expense ratios, excluding expenses of the underlying funds, and total return for the years 2002 and 2001 as follows:


                                                 2002
                                                                                                      Ratio of
                                                                                                        gross
                                                                                         Ratio of     investment
                                                               Ending     Net Assets    expenses to   income to
                                                 Beginning     Unit        at end of    average net   average net
Portfolio                             Units     Unit Value     Value         year         assets *     assets **   Total Return ***
------------------------------------------------------------------------------------------------------------------------------------
Market Street Fund
Managed                                  1,587.68     16.81   15.04           23,877        0.19%        0.41%        (10.54%)
Bond                                     3,250.92     12.33   13.41           43,589        0.22%       10.84%          8.74%
Sentinel Variable Products Trust
Money Market                         3,725,124.87      1.14    1.15        4,290,766        0.21%        1.30%          1.04%
Common Stock                            11,467.26     10.35    8.53           97,763        0.20%        1.34%        (17.63%)
Small Company                           75,237.00     12.28   10.54          792,721        0.21%        0.36%        (14.20%)
Mid Cap Growth                          24,107.36     11.44    8.63          208,146        0.20%        0.00%        (24.53%)
Growth Index                            26,451.11      0.71    0.62           16,350        0.11%        0.56%      (12.94%) (a)
Alger American Portfolio
Growth                                  11,213.33     52.97   35.38          396,753        0.21%        0.04%        (33.20%)
Leveraged All Cap                        9,200.14      3.03    2.14           19,702        0.16%        0.01%      (29.32%) (b)
Small Capitalization                     4,833.48     32.05   23.57          113,906        0.03%        0.00%        (26.47%)
Strong Capital Management
Opportunity II                          15,802.29     29.78   21.73          343,336        0.22%        0.57%        (27.04%)
Growth II                               23,751.41     17.76   11.06          262,586        0.20%        0.00%        (37.75%)
Variable Ins Prods Fund
Overseas                                94,799.36      1.57    1.25          118,304        0.22%        0.63%        (20.51%)
Investment Grade Bond                  306,854.45      1.36    1.50          459,292        0.22%        0.38%         10.06%
American Century Variable
Portfolios
VP Value                                99,178.21      8.81    7.67          760,820        0.22%        0.87%        (12.93%)
VP Income & Growth                     136,572.41      6.49    5.22          712,476        0.21%        1.00%        (19.62%)
Neuberger Berman Partners Portfolio        813.74     19.03   14.39           11,710        0.22%        0.49%        (24.38%)
Dreyfus
Socially Responsible                    13,042.43      2.68    1.90           24,771        0.20%        0.31%        (29.13%)
JP Morgan Series Trust ll
International Opportunities              5,638.69      9.69    7.89           44,486        0.22%        0.45%        (18.58%)
Small Company                            2,458.22     13.83   10.80           26,553        0.21%        0.20%        (21.90%)
Deutsche Asset Management Fund
Equity 500 Index                        88,353,37     12.10    9.37          828,166        0.40%        1.55%        (22.53%)
Small Cap Index                         14,065.49     11.75    9.30          130,871        0.21%        0.97%        (20.81%)
EAFE Equity Index                       15,622.45      8.87    6.93          108,336       -0.18%        0.61%        (21.82%)
Invesco VIF Fund
Dynamics                                23,571.75      1.25    0.85           19,996        0.19%        0.00%        (32.14%)
Health Sciences                         12,935.22      1.82    1.37           17,728        0.21%        0.00%        (24.70%)
Technology                              23,035.18      1.38    0.81           18,694        0.15%        0.00%        (41.19%)(b)
MSDWUF
Fixed Income                            65,060.76      1.23    1.30           84,653        0.18%        6.36%          5.78% (c)
Emerging Markets                        56,107.26      0.83    0.71           39,645        0.12%        0.00%        (14.87%)(b)
High Yield                              47,325.36      0.84    0.80           38,053        0.16%       10.42%         (4.28%)(c)
US Real Estate                          85,299.16      1.32    1.27          108,547        0.15%        5.36%         (3.60%)(b)



                                                2001
                                                                                                      Ratio of
                                                                                                        gross
                                                                                         Ratio of     investment
                                                               Ending     Net Assets    expenses to   income to
                                                 Beginning     Unit        at end of    average net   average net
Portfolio                             Units     Unit Value     Value         year         assets *     assets **   Total Return ***
------------------------------------------------------------------------------------------------------------------------------------
Market Street Fund
Managed                                 129.60       18.14     16.81        2,179         0.20%          4.86%         (7.33%)
Bond                                  9,867.35       11.52     12.33      121,668         0.18%          5.80%          7.03%
Sentinel Variable Products Trust
Money Market                      1,791,163.60        1.12      1.14     2,042,551         0.15%          2.80     %     1.79%
Common Stock                          8,556.21       11.29     10.35       88,522         0.20%          1.17%         (8.33%)
Small Company                        48,746.43       11.72     12.28      598,604         0.20%          0.37%          4.78%
Mid Cap Growth                       19,210.22       15.19     11.44      219,736         0.20%          0.00%        (24.69%)
Alger American Portfolio
Growth                                8,978.77       60.26     52.97      475,622         0.18%          0.22%        (12.10%)
Small Capitalization                  4,157.70       46.03     32.05      133,234         0.19%          0.05%        (30.37%)
Strong Capital Management
Opportunity II                        4,496.02       26.94     29.78      133,911         0.19%          0.52%         10.54%
Mid Cap Growth                       16,816.47       23.73     17.76      298,640         0.21%          0.00%        (25.16%)
Variable Ins Prods Fund
Overseas                             50,383.23        2.00      1.57       79,122         0.20%          4.67%        (21.50%)
Investment Grade Bond                22,392.56        1.26      1.36       30,472         0.18%          0.82%          8.02%
American Century Variable
Portfolios
VP Value                             56,242.89        7.83      8.81      495,339         0.16%          0.44%         12.52%
VP Income & Growth                   51,589.60        7.11      6.49      334,861         0.19%          0.89%         (8.72%)
Neuberger Berman Partners
Portfolio                               554.68       19.65     19.03       10,556         0.19%          0.27%         (3.16%)
Dreyfus
Socially Responsible                  6,519.44        3.17      2.68       17,482         0.16%          0.00%        (15.46%)(d)
JP Morgan Series Trust ll
International Opportunities           5,352.88       11.75      9.69       51,861         0.18%          1.26%        (17.53%)
Small Company                         1,990.03       15.09     13.83       27,524         0.20%          0.04%         (8.35%)
Deutsche Asset Management Fund
Equity 500 Index                     41,703.87       13.96     12.10      504,805         0.19%          1.02%        (13.32%)
Small Cap Index                       9,742.21       11.55     11.75      114,505         0.17%          0.79%          1.73%
EAFE Equity Index                    37,107.02       11.82      8.87      329,256         0.19%          0.00%        (24.96%)
Invesco VIF Fund
Dynamics                             13,837.65        1.51      1.25       17,292         0.17%          0.00%      (17.22%)(d)
Health Sciences                       5,255.26        1.80      1.82        9,564         0.08%          1.34%        1.11% (e)

Certain portfolios commenced operations during 2002 and 2001. These ratios were calculated on a period less than 12 months. The beginning unit values were determined by the Company.

    (a) beginning June 2002
    (b) beginning March 2002
    (c) beginning February 2002
    (d) beginning May 2001
    (e) beginning November 2001

* These ratios represent annualized contract expenses, consisting of mortality expense and administrative fee charges, for the year . The ratios include only those expenses that result in a direct reduction to unit values. Charges, such as policy issue fees, premium loads and transaction fees made directly to contract owner accounts through the redemption of units and expenses of underlying mutual fund are excluded.

** These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by average net assets. These ratios exclude those expenses, such as mortality expense and administrative charges that result in direct reductions in the unit values. The recognition of investment income by the sub-accounts is affected by the timing of the declaration of dividends by the underlying fund in which the sub-accounts invest.

*** These amounts represent the total return for the year, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

NOTE 7 - LOANS

Policyholders may obtain loans on any business day as outlined in the variable life insurance policy. At the time a loan is granted, accumulated value equal to the amount of the loan is designated as collateral and transferred from the Segment to the General Account of National Life. Interest is credited by National Life at predetermined rates on collateral held in the General Account. This interest is periodically transferred to the Segment.


NOTE 8 - DISTRIBUTION OF NET INCOME

The Segment does not expect to declare dividends to policyholders from accumulated net income. The accumulated net income will be distributed to policyholders as withdrawals (in the form of death benefits, surrenders or policy loans) in excess of the policyholders' net contributions to the Segment.


NOTE 9 - DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code (IRC), a variable universal life insurance contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable universal life insurance contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The IRC provides that the adequately diversified requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

National Life believes that the Segment satisfies the current requirements of the regulations, and it intends that the Segment will continue to meet such requirements.


NOTE 10 - MARKET STREET SUBSTITUTIONS

During 2003, the Company plans to substitute the balance of the Market Street funds with newly created funds of the SVPT.

                            Part C: OTHER INFORMATION


Item 27. Exhibits


a)      Resolutions of the Board of Directors of National
        Life Insurance Company ("Depositor") authorizing establishment of National Variable Life Insurance
        Account ("Registrant") (9)
b)      Custodian Agreements: Not applicable
c)          (1)  Form of Distribution Agreement between National Life
                 Insurance Company and Equity Services, Inc. (3)
            (2)  Form of Equity Services, Inc. Branch Office Supervisor
                 Contract (9)
            (3)  Form of Equity Services, Inc. Registered
                 Representative Contract (9)
            (4)  Schedule of Sales Commissions (8)
d)      Contracts:
            (1)    Specimen Sentinel Benefit Provider Policy Form (7)
            (2)    Supplemental Term Insurance Rider (7)
            (3)    Endorsement for Unisex Policies (7)
e)     Application (7)
f)     Corporate documents:
            (1)    National Life Insurance Company's Charter documents (9)
            (2)    National Life Insurance Company's By-laws (9)
g)      Reinsurance agreements
            (1)    Automatic and Facultative Yearly Renewable Term
                   Reinsurance Agreement, between National Life
                   Insurance Company and xxxxxx, effective as of June
                   1, 2001 (20)
            (2)    Automatic Self-Administered YRT Reinsurance Agreement, between
                   National Life Insurance Company and xxxxxx, effective as of December 1, 1998 (20)
            (3)    Automatic and Facultative Yearly Renewable Term
                   Agreement, between National Life of Vermont and xxxxxx, effective as of December 1, 1998 (20)
h)      Participation Agreements:
        (1)      (a) Form of Participation Agreement - Market Street
                 Fund, Inc., National Life Insurance Company and
                 Equity Services, Inc.(2)
            (b)  Form of Amendment No. 2 to Participation Agreement -
                 Market Street Fund, Inc., National Life Insurance
                 Company and 1717 Capital Management Company (formerly
                 PML Securities Company(4)
            (c)  Form of Amendment No. 3 to Participation Agreement-
                 Market Street Fund, Inc., National Life Insurance
                 Company and 1717 Capital Management Company (formerly
                 PML Securities Company) (6)
            (d)  Form of Amendment No. 4 to Participation Agreement -
                 Market Street Fund, Inc., National Life Insurance
                 Company, 1717 Capital Management Company (formerly
                 PML Securities Company) and LSW (8)
        (2)      (a) Form of Participation Agreement - The Alger
                 American Fund, National Life Insurance Company and
                 Fred Alger and Company (2)
            (b)  Form of Amended Schedule A to the Participation
                 Agreement - The Alger American Fund, National Life
                 Insurance Company and Fred Alger and Company (5)
            (c)  Form of Amendment No. 2 to the Participation
                 Agreement - The Alger American Fund, National Life
                 Insurance Company and Fred Alger and Company (6)
            (d)  Form of Amendment No. 3 to the Participation
                 Agreement by and among The Alger American Fund,
                 National Life Insurance Company, Fred Alger and
                 Company and LSW (8)
        (3)  Form of Shareholder Services Agreement - National Life Insurance
             Company and American Century Investment Management, Inc.(4)
        (4)  Form of Participation Agreement - National Life Insurance Company
             and J. P. Morgan Series Trust II(4)
        (5)  Form of Participation Agreement - National Life Insurance Company,
             Neuberger Berman Advisers Managers Trust, Advisers Managers Trust, and Neuberger Berman Management Incorporated(4)
        (6)  Form of Participation Agreement - BT Insurance Funds Trust, Bankers
             Trust Company and National Life Insurance Company (17)
        (7)  (a) Fidelity Participation Agreement - Variable Insurance Products
             Fund, Fidelity Distributors Corporation and Vermont Life Insurance
             Company (now National Life Insurance Company) ("VIPF") (10) (b)
             Amendment No. 1 to VIPF (11) (c) Amendment No. 2 to VIPF (12)
        (8)  (a) Fidelity Participation Agreement between Variable
                 Insurance Products Fund II, Fidelity Distributors
                 Corporation and Vermont Life Insurance Company (now
                 National Life Insurance Company) ("VIPFII") (10)
             (b) Amendment No. 1 to VIPFII (13) (c) Amendment No. 2 to
                 VIPFII (12)
        (9) Participation Agreement - between National Life Insurance Company and The Dreyfus Socially Responsible Growth Fund, Inc.(14)

        (10) Participation Agreement - National Life Insurance Company, INVESCO
             Variable Investment Funds, Inc.; INVESCO Funds Group, Inc., and
             INVESCO Distributors, Inc. (15)

        (11) Participation Agreement amount National Life Insurance Company, The
             Universal Institutional Funds, Inc., Morgan Stanley Dean Witter
             Investment Management Inc. and Miller Anderson & Sherrerd, LLP (16)

        (12) Participation Agreement between Sentinel Variable Products Trust,
             National Life Insurance Company and Equity Services, Inc. (19)

    (i) Master Administration Agreement between McCamish Systems,
    L.L.C. and National Life of Vermont dated as of April 18, 1998. (16)
    (j) Other Material Contracts: Not applicable
    (k) Opinion and Consent of D. Russell Morgan, Assistant General
    Counsel, as to the legality of the securities being offered (20)
    (l) Opinion and Consent of Kiri Parankirinathan, A.S.A., M.A.A.A.,
    Consultant as to actuarial matters pertaining to the securities being registered.
    (m) Calculation
    (n) (1) Consent of PricewaterhouseCoopers LLP, Auditors (2)
    Consent of Sutherland Asbill & Brennan LLP
    (o) Omitted Financial Statements (p) Initial Capital Agreement:
    Not applicable
    (q) Redeemability exemption: Memorandum describing issuance, transfer and redemption procedures (8) (r) Powers of Attorney:

              (1)Robert E. Boardman (7)
              (2)A. Gary Shilling (7)
              (3)Jeremiah E. Casey (18)
              (4)Thomas H. MacLeay(18)

  (1) Incorporated herein by reference to the Form S-6 Registration Statement
  (File No. 33-91938) for National Variable Life Insurance Account (VariTrak) filed on May 5, 1995 (2) Incorporated herein by reference to Pre-Effective
  Amendment No. 1 to the Form S-6 Registration Statement (File No. 33-91938) for
      National Variable Life Insurance Account (VariTrak) filed December 29,
      1995.
  (3) Incorporated herein by reference to Post-Effective Amendment No. 1 to the Form S-6 Registration Statement (File No.33-91938) for National Variable
      Life Insurance Account (VariTrak) filed March 12, 1996
  (4) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement (File No. 333-44723) for National Variable
      Life Insurance Account (Sentinel Estate Provider filed April 16, 1998)
  (5) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (file No. 333-19583) for National Variable
      Annuity Account II (Sentinel Advantage) filed May 28, 1997.
  (6) Incorporated herein by referenced to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-47363 ) for LSW Variable
      Annuity Account I (RetireMax) filed July 31, 1998.
  (7) Incorporated herein by reference to the Form S-6 Registration Statement
      (File No. 333-67003) for National Variable Life Insurance Account
      (Sentinel Benefit Provider) filed on November 9, 1998.
  (8) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement (File No. 333-67003) for National Variable
      Life Insurance Account (Sentinel Benefit Provider) filed February 8, 1999
  (9) Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form S-6 Registration Statement (File No. 333-67003) for National Variable
      Life Insurance Account (Sentinel Benefit Provider) filed February 11,
      1999.
  (10) Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-19583) for National Variable
      Annuity Account II (Sentinel Advantage) filed February 25, 1999
  (11) Incorporated herein by reference to Post-Effective Amendment No. 1 to the Form S-6 Registration Statement (File No. 33-91938 for National Variable
      Life Insurance Account (VariTrak) filed March 12, 1996
  (12) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement (File No. 333-44723) for National Variable
      Life Insurance Account (Sentinel Estate Provider) filed April 16, 1998.
  (13) Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form S-6 Registration Statement (File No. 33-91938) for National Variable
      Life Insurance Account (VariTrak) filed April 30, 1997
  (14) Incorporated herein by reference to Post-Effective Amendment No. 4 to the Form S-6 Registration Statement (File No. 333-44723) for National Variable
      Life Insurance Account (Sentinel Estate Provider) filed May 1, 2001.
  (15) Incorporated herein by reference to Post-Effective Amendment No. 4 to the Form S-6 Registration Statement (File No. 333-44723) for National Variable
      Life Insurance Account (Sentinel Estate Provider) filed May 1, 2001.
  (16) Incorporated herein by reference to Post-Effective Amendment No. 3 to the Form S-6 Registration Statement (File No. 333-67003) for National Variable
      Life Insurance Account (Sentinel Benefit Provider) filed May 1, 2001.
  (17) Incorporated herein by reference to Post-Effective Amendment No. 1 to the Form S-6 Registration Statement (File No. 333-67003) for National Variable
      Life Insurance Account (Sentinel Benefit Provider) filed May 5, 1999.
  (18) Incorporated herein by reference to Post-Effective Amendment No. 4 to the Form S-6 Registration Statement (File No. 333-67003) for National Variable
      Life Insurance Account (Sentinel Benefit Provider) filed May 1, 2002.
  (19) Incorporated herein by reference to Post-Effective Amendment No.12 to the Form S-6 Registration Statement (File No. 33-91938) for National Variable
      Life Insurance Account (VariTrak) filed February 28, 2003
  (20) To be filed by amendment





Thomas H. MacLeay                       Chairman of the Board
                                         & CEO and Director

James A. Mallon                         President & Chief Operating
                                         Officer  and Director

Robert E. Boardman                      Director
Hickok & Boardman Financial Network
346 Shelburne Street, P. O. Box 1064
Burlington, VT  05402-1064

Jeremiah E. Casey                       Director
Allfirst Financial, Inc.
25 S. Charles Street
Baltimore, MD  21201

Bruce Lisman                            Director
Bear Stearns Companies
383 Madison Avenue, 5th Floor
New York, NY  10179

A. Gary Shilling                        Director
A. Gary Shilling & Co., Inc.
500 Morris Avenue
Springield, NJ  07081-1020

Edward J. Bonach                         Executive Vice President & Chief Financial Officer
Rodney A. Buck                           Executive Vice President & Chief Investment Officer
Gregory H. Doremus                       Senior Vice President - New Business & Customer Service
Michele S. Gatto                         Senior Vice President & General Counsel
Charles C. Kittredge                     Senior Vice President - Marketing Development & Operations
Wade H. Mayo                             Senior Vice President
Ruth B. Smith                            Senior Vice President - Registered Product & Life Event Distribution.
Joseph A. Miller                         Senior Vice President
Michael A. Tahan                         Senior Vice President & Chief Information Officer
James K. McQuestion                      Secretary of the Corporation
Eileen von Gal                           Treasurer

* Unless otherwise indicated, the principal business address is National Life Drive, Montpelier, VT 05604.


Item 29. Persons Controlled by or Under Common Control with the Depositor or Registrant.

         A list of all persons directly or indirectly controlled by or under common control with National Life is set forth below. All of the stock of National Life is owned by NLV Financial Corporation, a Delaware corporation. All of the stock of NLV Financial Corporation is owned by National Life Holding Company, a mutual insurance holding company organized under Vermont law.

         National Life Insurance Company owns 100% of Administrative Services, Inc. and National Financial Services, Inc. National Financial Services, Inc. owns 100% of LSW National Holdings, Inc.; LSW National Holdings Inc. owns 100% of Insurance Investors Life Insurance Company; Insurance Investors Life Insurance Company owns 100% of Life Insurance Company of the Southwest.

         National Life Insurance Company owns 100% of NL Capital Management, Inc. NL Capital Management, Inc. owns 100% of National Retirement Plan Advisors, Inc., Sigma American Corporation and Equity Services, Inc. Equity Services, Inc. owns 100% of Sentinel Administrative Service Corporation. Sentinel Administrative Service Corporation and Sigma American Corporation are the majority partners of Sentinel Administrative Service Company and National Retirement Plan Advisors, Inc. and Providentmutual Management Company, Inc., a subsidiary of Sigma American Corporation, are the majority partners of Sentinel Advisors Company.

         NL Capital Management, Inc. and Sigma American Corporation are the majority partners of Sentinel Management Company. NL Capital Management, Inc. and Providentmutual Financial Services, Inc., a subsidiary of Providentmutual Management Company, Inc., are the majority partners of Sentinel Financial Services Company. Sentinel Management Company owns 100% of American Guaranty & Trust Company.

Item 30. Indemnification

         The By-Laws of Depositor provide, in part in Article VI, as follows:

         7.1 Indemnification.

         (a) The Corporation shall indemnify and hold harmless any officer, director, employee or agent of the Corporation to the fullest extent permitted under Title 11A, Chapter 8, Subchapter 5 of the Vermont Statutes Annotated, as the same may be amended from time to time. Any repeal or modification of this
Section 7.1 or of Title 11A, Chapter 8, Subchapter 5 of the Vermont Statutes Annotated shall not adversely affect any right of indemnification of any officer, director or employee of the Corporation existing at any time prior to such repeal or modification. Provided, however, that the Corporation shall not be required to indemnify a person in connection with a proceeding initiated by such person, including a counterclaim or crossclaim, unless the proceeding was authorized by the Board of Directors.

         (b) The Corporation may pay or reimburse the reasonable expenses incurred in defending any proceeding in advance of its final disposition if the Corporation has received in advance an undertaking by the person receiving such payment or reimbursement to repay all amounts advanced if it should be ultimately determined that he or she is not entitled to be indemnified under this article or otherwise. The Corporation may require security for any such undertaking.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.   Principal Underwriter

          (a) Equity Services, Inc. (ESI) is the principal underwriter for National Variable Annuity Account II and National Variable Life Insurance Account.

         (b) The following information is furnished with respect to the officers and directors of ESI:

Name and Principal Business Address*   Positions and Offices with Depositor
------------------------------------   ------------------------------------
         Joseph M. Rob                 Chairman of the Board
         Kenneth R. Ehinger            President & Chief Executive Officer
         John M. Grab                  Senior Vice President & Chief Financial
                                       Officer
         Stephen A. Englese            Senior Vice President - Securities
                                       Operations
         Gregory D. Teese              Vice President - Compliance
         Tammy W. King                 Vice President - Marketing & Field
                                       Development
         Budd A. Shedaker              Assistant Vice President - Communications
         D. Russell Morgan             Counsel
         Sharon E. Bernard             Treasurer & Controller
         James K. McQueston            Secretary
         Thomas H. MacLeay             Director
         Edward J. Bonach              Director
         Rodney A. Buck                Director

  *Unless otherwise indicated, principal business address is One National Life Drive, Montpelier, Vermont 05604.

         (c) Commission and other compensation received, directly or indirectly from the Registrant during Registrant's last fiscal year by each principal underwriter:

---------------------------- -------------------------- -------------------------- -------------------------- --------------------
Name of                      Net Underwriting           Compensation on Events     Brokerage Commissions      Other Compensation
Principal                    Discounts and Commissions  Occasioning the
Underwriter                                             Deduction of a Deferred
                                                        Sales Loan
---------------------------- -------------------------- -------------------------- -------------------------- --------------------
Equity Services, Inc.                $ 380,945                     -0-                     $ 380,945                     -0-
---------------------------- -------------------------- -------------------------- -------------------------- --------------------


Item 32.  Location of Accounts and Records.

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained by National Life Insurance Company at One National Life Drive, Montpelier, Vermont 05604.

Item 33.  Management Services

All management contracts are discussed in Part A or Part B.

Item 34.  Fee Representation

National Life Insurance Company ("the Company") hereby represents that the fees and charges deducted under the variable life insurance policies described in the prospectus contained in this registration statement, in the aggregate are reasonable in relationship to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, National Variable Life Insurance Account, has duly caused this Post-Effective Amendment No. 6 to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Montpelier and the State of Vermont, on the30th day of April, 2003.


                             NATIONAL VARIABLE LIFE
                         INSURANCE ACCOUNT (Registrant)

                                             By: NATIONAL LIFE INSURANCE COMPANY



Attest:_/s/ Christopher M. Neronha           By: /s/ Thomas H. MacLeay
        --------------------------               ---------------------
       Christopher M. Neronha                  Thomas H. MacLeay
       Assistant Secretary                     Chairman of the Board and
                                               Chief Executive Officer

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, National Life Insurance Company has duly caused this Post-Effective Amendment No. 6 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal affixed and attested, in the City of Montpelier and the State of Vermont, on the 30th day of April, 2003.


                                       NATIONAL LIFE INSURANCE COMPANY
(SEAL) (Depositor)


Attest:_/s/ Christopher M. Neronha     By:  /s/ Thomas H. MacLeay
        --------------------------          ---------------------
       Christopher M. Neronha               Thomas H. MacLeay
       Assistant Secretary                  Chairman of the Board
                                            President and Chief
                                            Executive Officer


         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 6 to the Registration Statement has been signed below by the following persons in the capacities indicated on the date(s) set forth below.

Signature                        Title                    Date
---------                        -----                    ----


/s/ Thomas H. MacLeay   Chairman of the Board,          April 30, 2003
---------------------
Thomas H. MacLeay       Chief Executive Officer
                        and Director


/s/ Edward J. Bonach    Executive Vice President &      April 30, 2003
--------------------
Edward J. Bonach        Chief Financial Officer


Robert E. Boardman*     Director                        April 30, 2003
------------------
Robert E. Boardman


Jeremiah E. Casey*      Director                        April 30, 2003
-----------------
Jeremiah E. Casey


Bruce Lisman            Director


A. Gary Shilling*       Director                        April 30, 2003
----------------
A. Gary Shilling



*By  /s/ Thomas H. MacLeay                               Date: April 30, 2003
    ---------------------
     Thomas H. MacLeay
     Pursuant to Power of Attorney

                                  Exhibit Index
                                  -------------


  27  (k) Opinion and Consent of D. Russell Morgan, Assistant General Counsel

  27  (l) Opinion and Consent of Kiri Parankirinathan, A.S.A., M.A.A.A.,
          Consultant

  27  (m) Calculation

  27  (n)(1) Consent of PricewaterhouseCoopers LLP, Auditors

  27  (n)(2) Consent of Sutherland Asbill & Brennan LLP